Exhibit 10.1

LIMITED LIABILITY COMPANY AGREEMENT

OF

HCPI/UTAH II, LLC

a Delaware limited liability company

LIMITED LIABILITY COMPANY AGREEMENT

OF

HCPI/UTAH II, LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (the “Agreement”) of HCPI/Utah II, LLC (the “Company”) is effective as of June 25, 2001.

1.         Formation of Limited Liability Company. Health Care Property Investors, Inc. (the “Member”) hereby forms the Company as a limited liability company pursuant to the provisions in the Delaware Limited Liability Company Act, 6 Del. C §18-101, et seq., as it may be amended from time to time, and any successor to such statute (the “Act”). The rights and obligations of the Member and the administration and termination of the Company shall be governed by the Agreement and the Act. The Agreement shall be considered the “Limited Liability Company Agreement” of the Company within the meaning of Section 18-101(7) of the Act. To the extent this Agreement is inconsistent in any respect with the Act, this Agreement shall control.

2.         Members. Health Care Property Investors, Inc. is the sole member of the Company.

3.         Purpose. The purpose of the Company is to engage in all lawful businesses or activities in which a limited liability company may be engaged under applicable law (including, without limitation, the Act).

4.         Name. The name of the Company shall be “HCPI/Utah II, LLC”.

5.         Registered Agent and Principal Office. The registered office and registered agent of the Company in the State of Delaware shall be as the Member may designate from time to time. The Company may have such other offices as the Member may designate from time to time. The mailing address of the Company shall be c/o Health Care Property Investors, Inc., 4675 MacArthur Court, Suite 900, Newport Beach, California 92660.

6.         Term of Company. The Company shall commence on the date a Certificate of Formation (the “Certificate”) first is properly filed with the Secretary of State of the State of Delaware and shall continue in existence in perpetuity unless its business and affairs are earlier wound up following dissolution at such time as this Agreement may specify.

7.         Management of Company. All decisions relating to the business, affairs, and properties of the Company shall be made by the Member. The Member may appoint a President or one or more Vice Presidents and such other officers of the Company as the Member may deem necessary or advisable to manage the day-to-day business affairs of the Company (the “Officers”). The Member may also appoint managers who are not officers. The Officers and managers shall have the authority to act on behalf of, bind, and execute and deliver documents in the name and on behalf of the Company. No such delegation shall cause the Member to cease to be a Member.

8.         Distributions. Each distribution of cash or other property by the Company shall be made 100% to the Member. Each item of income, gain, loss, deduction, and credit of the Company shall be allocated 100% to the Member.

9.         Capital Accounts. A capital account shall be maintained for the Member in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv).

10.       Dissolution and Winding Up. The Company shall dissolve and its business and affairs shall be wound up pursuant to a written instrument executed by the Member.

11.       Amendments. This Agreement may be amended or modified from time to time only by a written instrument executed by the Member.

12.       Governing Law. The validity and enforceability of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

MEMBER:

HEALTH CARE PROPERTY INVESTORS, INC.

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President

COMPANY:

HCPI/UTAH II, LLC,
a Delaware limited liability company

By:	Health Care Property Investors, Inc.
Its:	Member

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President

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AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

HCPI/UTAH II, LLC

a Delaware limited liability company

Dated as of August 17, 2001

i

ii

iii

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT
OF
HCPI/UTAH II, LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is made and entered into as of August 17, 2001, by and among Health Care Property Investors, Inc., a Maryland corporation (the “Managing Member”), and the Persons whose names are set forth on Exhibit A as attached hereto (the “Non-Managing Members” and together with the Managing Member, the “Members”), for the purpose of forming HCPI/Utah II, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, the Managing Member, the Company, and each of the parties identified on the signature page of that certain Contribution Agreement dated as of the date hereof (the “Contribution Agreement”) (collectively, the “Transferor”), have entered into the Contribution Agreement, providing for the contribution of certain assets to, and the acquisition of certain interests in, the Company;

WHEREAS, it is a condition to the closing of the transactions contemplated by the Contribution Agreement that the parties hereto enter into this Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.
DEFINED TERMS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Accounting Firm” has the meaning set forth in Section 7.3.H hereof.

“Act” means the Delaware Limited Liability Company Act, as it may be amended from time to time, and any successor to such statute.

“Actions” has the meaning set forth in Section 7.7 hereof.

“Additional Funds” has the meaning set forth in Section 4.4.A hereof.

“Additional Member” means a Person admitted to the Company as a Member pursuant to Section 4.2 hereof.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a)                               decrease such deficit by any amounts that such Member is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Member’s Membership Interest or is deemed to be obligated to restore pursuant to Regulation Section 1.704-1(b) (2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(b)                              increase such deficit by the items described in Regulations Section 1.704-1(b) (2)(ii)(d)(4), (5) and (6).

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Regulations Section 1.704-1(b) (2)(ii)(d) and shall be interpreted consistently therewith.

“Adjustment Factor” means 1.0; provided, however, that in the event that: the Managing Member (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all Members of its outstanding REIT Shares in REIT Shares, (ii) splits or subdivides its outstanding REIT Shares or (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor in effect immediately prior to such adjustment by a fraction, (1) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (2) the denominator of which shall be the actual number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has not occurred as of such time).  Any adjustments to the Adjustment Factor shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

“Affiliate” means, with respect to any Person, any Person directly or indirectly Controlling or Controlled by or under common Control with such Person.

“Aggregate Sharing Amount” means, with respect to any taxable disposition of a Real Property, an amount equal to the excess, if any, of (i) the Property Appreciation with respect to all Real Properties being sold or previously sold by the Company; over (ii) the Unit Appreciation with respect to all Real Properties being sold or previously sold by the Company.

“Agreement” means this Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, as it may be amended, supplemented or restated from time to time.

“Appraisal” means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets in the general location of the property being appraised, selected by the Managing Member in good faith.  Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the Managing Member is fair, from a financial point of view, to the Company.

“Appraised Value” means, with respect to any asset, including any Contributed Property, the value of such asset as determined by Appraisal.

“Assignee” means a Person to whom one or more LLC Units have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Member, and who has the rights set forth in Section 11.5 hereof.

“Available Cash” means, with respect to any period for which such calculation is being made:

(a)                               the sum, without duplication, of:

(1)                              the Company’s net income or net loss (as the case may be) for such period determined in accordance with GAAP,

(2)                              depreciation and all other noncash charges to the extent deducted in determining net income or net loss for such period pursuant to the foregoing clause (a)(1),

(3)                              the amount of any reduction in reserves of the Company (including, without limitation, reductions resulting because the Managing Member determines such amounts are no longer necessary), and

(4)                              all other cash received (including, but not limited to, Capital Contributions, amounts previously accrued as net income and amounts of deferred income but excluding any net amounts borrowed by the Company for such period) that was not included in determining net income or net loss for such period pursuant to the foregoing clause (a)(1);

(b)                              less the sum, without duplication, of:

(1)                              all principal debt payments made during such period by the Company,

(2)                              capital expenditures made by the Company during such period,

(3)                              all other expenditures and payments not deducted in determining net income or net loss for such period pursuant to the foregoing clause (a)(1) (including amounts paid in respect of expenses previously accrued),

(4)                              any amount included in determining net income or net loss for such period pursuant to the foregoing clause (a)(1) that was not received by the Company during such period, and

(5)                              the amount of any increase in reserves (including, without limitation, working capital reserves) established during such period that the Managing Member determines are necessary or appropriate in its sole and absolute discretion.

Notwithstanding the foregoing, Available Cash shall not include (i) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Company, (ii) Disposition Proceeds or (iii) the proceeds of Refinancing Debt.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Beneficial Ownership” means ownership of REIT Shares by a Person who is or would be treated as an owner of such REIT Shares either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficially Own,” “Beneficially Owned,” “Beneficially Owns” and “Beneficial Owner” shall have the correlative meanings.

“Built-in Gain” means the excess of the gross fair market value of one or more of the Real Properties or Successor Properties over the adjusted tax basis of such property or properties (as the case may be) for federal income tax purposes, as determined as of the Effective Date, as reduced from time to time in accordance with applicable provisions of the Code and Regulations.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California or Salt Lake City, Utah are authorized or required by law to close.

“Call Notice” means a written notice to the Non-Managing Members informing them of the Managing Member’s election to call their Non-Managing Member Units pursuant to Section 13.2 hereof.

“Capital Account” means, with respect to any Member, the Capital Account maintained for such Member on the Company’s books and records in accordance with the following provisions:

(a)                               To each Member’s Capital Account, there shall be added such Member’s Capital Contributions, such Member’s allocable share of Net Income and any items of income or gain specially allocated pursuant to Section 6.3 hereof, and the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member.

(b)                              From each Member’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s allocable share of Net Loss and any items of loss or deductions specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company.

(c)                               In the event any interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Transferred interest.

(d)                             In determining the principal amount of any liability for purposes of subsections (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

(e)                               The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations.  If the Managing Member shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the Managing Member may make such modification provided that such modification will not change the amounts distributable to any Member without such Member’s Consent.  The Managing Member also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b) (2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

“Capital Contribution” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Contributed Property that such Member contributes to the Company pursuant to Section 4.1, Section 4.2 or Section 4.4 hereof.

“Cash Amount” means an amount of cash equal to the product of (a) the Value of a REIT Share and (b) the REIT Shares Amount determined as of the applicable Valuation Date.

“Certificate” means the Certificate of Formation of the Company filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

“Charter” means the Articles of Incorporation of the Managing Member, as amended, supplemented or restated from time to time.

“Closing Price” means the closing price of a REIT Share on the New York Stock Exchange.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder.  Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Company” means the limited liability company formed under the Act and pursuant to this Agreement, and any successor thereto.

“Company Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b) (2) for the phrase “partnership minimum gain,” and the amount of Company Minimum Gain, as well as any net increase or decrease in Company Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Consent” means the consent to, approval of, or vote on a proposed action by a Member given in accordance with Article 14 hereof.

“Consent of the Non-Managing Members” means the Consent of a Majority in Interest of the Non-Managing Members, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by a Majority in Interest of the Non-Managing Members, in their reasonable discretion.

“Constructive Ownership” means ownership of REIT Shares, or any other interest in an entity by a Person who is or would be treated as an owner thereof either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructively Own,” “Constructively Owned,” “Constructively Owns” and “Constructive Owner” shall have the correlative meanings.

“Contribution Agreement” means the Contribution Agreement of even date herewith, by and between the Managing Member, the Company and the parties identified on the signature page thereto.

“Control” means, when used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with GAAP, should be capitalized.

“Depreciation” means, for each Fiscal Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that, if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that, if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

“Development Agreement” means the Development Agreement of even date herewith, by and between the Company, as “Owner”, and The Boyer Company, L.C., a Utah limited liability company.

“Dissolution Protection Period” means the period beginning on the Effective Date and ending either (i) on the date on which the Initial Threshold Test has been satisfied, if the Initial Threshold Test is satisfied at any time prior to the third (3rd) anniversary of the Effective Date or (ii) on the date on which the Subsequent Threshold Test is satisfied if the Initial Threshold Test is not satisfied at any time prior to the third (3rd) anniversary of the Effective Date.

“Disposition Proceeds” means the net proceeds (including a reduction for any amount used for the repayment of any Debt and the payment of any costs related thereto) received by the Company upon the taxable disposition of some, but not all, of the Real Properties.

“Effective Date” means the date on which the transactions contemplated by the Contribution Agreement to be consummated on the Initial Closing Date are consummated at which time the contributions set forth on Exhibit A that are to be effective on the Effective Date shall become effective.  With respect to any future contributions, the Effective Date shall be the date that such contributions are completed.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excess LLC Units” means any LLC Units held by a Non-Managing Member to the extent that, if such LLC Units were exchanged for the REIT Shares Amount pursuant to Section 8.6 hereof, such Non-Managing Member would Beneficially Own or Constructively Own REIT Shares in excess of the Ownership Limit or otherwise in violation of the Charter.

“Exchange” has the meaning set forth in Section 8.6.A hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Existing Indebtedness” has the meaning set forth in Section 7.3E(3) hereof.

“First Exchange Date” means the “Second Exchange Date” as defined in that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 20, 1999, as amended on June 30, 1999, November 12, 1999, January 12, 2000, March 1, 2000, December 1, 2000, March 16, 2001, and March 30, 2001.

“First Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.

“Fiscal Year” means the fiscal year of the Company, which shall be the calendar year.

“Flip-Over Event” means the occurrence of a merger of the Managing Member with and into another Person or the consolidation of the Managing Member with another Person, or the merger of another Person with and into the Managing Member or the sale or transfer of assets of the Managing Member to another Person if, as a result of such merger, consolidation or transfer of assets the holder of Rights issued under the Rights Agreement would be entitled under Section 13 of the Rights Agreement (or a comparable provision in the event the Rights Agreement is amended) to purchase shares of common stock of such other Person (including the Managing Member as the successor to such other Person or as the surviving corporation) (the “Successor Person”).

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)                               The initial Gross Asset Value of any asset contributed by a Member to the Company shall be its fair market value, as agreed to by such Member and the Managing Member, and set forth on Exhibit A with respect to that Member.

(b)                              The Gross Asset Values of all Company assets immediately prior to the occurrence of any event described in clause (1), clause (2), clause (3), or clause (4) hereof shall be adjusted to equal their respective gross fair market values, as determined by the Managing Member using such reasonable method of valuation as it may adopt, as of the following times:

(1)                              the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the Managing Member pursuant to Section 4.4 hereof) by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(2)                              the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(3)                              the liquidation of the Company within the meaning of Regulations Section 1.704-1(b) (2)(ii)(g); and

(4)                              at such other times as the Managing Member shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

(c)                               The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the Managing Member, provided that, if the distributee is the Managing Member or if the distributee and the Managing Member cannot agree on such a determination, such gross fair market value shall be determined by Appraisal.

(d)                             At the election of the Managing Member, the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b) (2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the Managing Member reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

(e)                               If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Loss.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the United States accounting profession, which are applicable to the facts and circumstances on the date of determination.

“HCPI/Stansbury” shall mean HCPI/Stansbury, LLC, a Delaware limited liability company and Subsidiary of the Company.

“Incapacity” or “Incapacitated” means, (i) as to any Member who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Member incompetent to manage his or her person or his or her estate; (ii) as to any Member that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or limited liability company or the revocation of its charter; (iii) as to any Member that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Member that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company; (v) as to any trustee of a trust that is a Member, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Member, the bankruptcy of such Member.  For purposes of this definition, bankruptcy of a Member shall be deemed to have occurred when (a) the Member commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Member under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Member is adjudged as bankrupt or insolvent, or a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Member, (c) the Member executes and delivers a general assignment for the benefit of the Member’s creditors, (d) the Member files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding of the nature described in clause (b) above, (e) the Member seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Member or for all or any substantial part of the Member’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Member’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (a) the Managing Member or (b) a director of the Managing Member or an officer or employee of the Company or the Managing Member and (ii) such other Persons (including Affiliates of the Managing Member or the Company) as the Managing Member may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

“Initial Closing Date” has the meaning set forth in the Contribution Agreement.

“Initial Non-Managing Members” means the Non-Managing Members who acquired their Non-Managing Member Units in exchange for the Real Properties or the one hundred percent (100%) interest in HCPI/Stansbury.

“Initial Threshold Test” means a test which will be satisfied on the date on which ninety percent (90%) of the LLC Units issued by the Company to the Initial Non-Managing Members have been disposed of pursuant to a Taxable Disposition or series of Taxable Dispositions.

“IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States.

“Liquidating Event” has the meaning set forth in Section 13.1 hereof.

“Liquidator” has the meaning set forth in Section 13.3.A hereof.

“LLC Distribution Date” means the date established by the Managing Member for the payment of actual distributions declared by the Managing Member pursuant to Sections 5.1 and 5.2, which date shall be the same as the date established by the Managing Member for the payment of dividends to holders of REIT Shares.

“LLC Record Date” means the record date established by the Managing Member for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the Managing Member for a dividend to holders of REIT Shares.

“LLC Units” means the Managing Member Units and the Non-Managing Member Units, collectively.

“Majority in Interest of the Non-Managing Members” means those Non-Managing Members (other than the Managing Member in its capacity as a holder of Non-Managing Member Units) holding in the aggregate more than 50% of the aggregate outstanding Non-Managing Member Units (other than those held by the Managing Member).

“Majority of Remaining Members” means Non-Managing Members owning a majority of the Non-Managing Member Units held by Non-Managing Members.

“Make-Whole Payment” has the meaning set forth in Section 7.3.G hereof.

“Managing Member” means Health Care Property Investors, Inc., a Maryland corporation, in its capacity as a Member, or any successor Managing Member designated pursuant to the terms of this Agreement.

“Managing Member Shortfall” has the meaning set forth in Section 5.1.A(2) hereof.

“Managing Member Unit” means a single unit of Membership Interest of the Managing Member issued pursuant to Article 4 hereof, as the same may be modified from time to time as provided in this Agreement.  The ownership of Managing Member Units may (but need not in the sole and absolute discretion of the Managing Member) be evidenced in the form of a certificate for Managing Member Units.

“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i) with respect to “partner nonrecourse debt minimum gain.”

“Member Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b) (4) for the phrase “partner nonrecourse debt.”

“Member Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(2) for the phrase “partner nonrecourse deductions,” and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

“Members” means the Persons owning Membership Interests, including the Managing Member, Non-Managing Members and any Additional and Substitute Members, named as Members in Exhibit A attached hereto, which Exhibit A may be amended from time to time.

“Membership Interest” means an ownership interest in the Company representing a Capital Contribution by a Member and includes any and all benefits to which the holder of such a Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.  A Membership Interest may be expressed as a number of Managing Member Units or Non-Managing Member Units, as applicable.

“Net Income” or “Net Loss” means, for each Fiscal Year of the Company, an amount equal to the Company’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)                               Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

(b)                              Any expenditure of the Company described in Code Section 705(a)(2)(b) or treated as a Code Section 705(a)(2)(b) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

(c)                               In the event that the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d)                             In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;

(e)                               To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(f)                                Notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item allocated pursuant to Section 6.3.A hereof shall not be taken into account in computing Net Income or Net Loss.  The amounts of the items of Company income, gain, loss or deduction available to be allocated pursuant to Section 6.3.A hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”

“NMM Sharing Amount” means, with respect to any taxable disposition of a Real Property, the product equal to (i) the Sharing Amount multiplied by (ii) the NMM Sharing Percentage.

“NMM Sharing Percentage” means a percentage equal to 1% multiplied by a fraction with the numerator equal to the number of Non-Managing Member Units then outstanding and the denominator equal to the number of Non-Managing Member Units issued by the Company to all Initial Non-Managing Members; provided, however, any NMM Units reduced pursuant to Section 8.6.D hereof shall be subtracted from the denominator of such fraction.

“Non-Managing Member” means any Member other than the Managing Member (except to the extent the Managing Member holds Non-Managing Member Units).

“Non-Managing Member Representative” means Steven B. Ostler until a successor Non-Managing Member Representative shall have been appointed pursuant to Section 15.14 hereof and, thereafter, shall mean the person appointed and then acting as the Non-Managing Member Representative hereunder.

“Non-Managing Member Unit” means a single unit of Membership Interest issued to a Non-Managing Member pursuant to Section 4.1 hereof, as the same may be modified from time to time as provided in this Agreement.  The ownership of Non-Managing Member Units shall be evidenced in the form of a certificate for Non-Managing Member Units.

“Nonrecourse Debt Amount” means the amount of nonrecourse debt of the Company allocable to the Non-Managing Members, as determined from time to time in the reasonable discretion of the Non-Managing Member representative and communicated to the Company and the Managing Member.  Each Non-Managing Member shall be solely responsible for ensuring that the Non-Managing Member Representative properly informs the Managing Member and the Company regarding Nonrecourse Debt Amount allocable to such Non-Managing Member.  The Non-Managing Member Representative has informed the Managing Member and the Company that the Nonrecourse Debt Amount allocable to the Non-Managing Members as of the date of this Agreement is One Million Three Hundred Eighty-Five Thousand Two Hundred Eighty-Two Dollars ($1,385,282.00).

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b) (1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Notice of Exchange” means the Notice of Exchange substantially in the form of Exhibit B attached to this Agreement.

“One Hundred Member Limit” has the meaning set forth in Section 11.6.E hereof.

“Ownership Limit” means 9.8% of the number or value (whichever is more restrictive) of outstanding REIT Shares.  The number of REIT Shares shall be determined by the Board of Directors of the Managing Member, in good faith, which determination shall be conclusive for all purposes hereof.

“Payment Quarter” has the meaning set forth in Section 5.1.A hereof.

“Percentage Interest” means, as to a Member holding a Membership Interest, its interest in the Company as determined by dividing the LLC Units owned by such Member by the total number of LLC Units then outstanding as specified in Exhibit A attached hereto, as it may be modified or supplemented from time to time.

“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

“Preferred Return Per Unit” means with respect to each Non-Managing Member Unit outstanding on a LLC Record Date an amount initially equal to zero, and increased cumulatively on each LLC Record Date by an amount equal to the product of (i) the cash dividend per REIT Share declared by the Managing Member for holders of REIT Shares on that LLC Record Date, multiplied by (ii) the Adjustment Factor in effect on that LLC Record Date; provided, however, that the increase that shall occur in accordance with the foregoing on the first LLC Record Date subsequent to June 30, 2001 shall be the foregoing product of (i) and (ii) above multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on the date hereof and ending on September 30, 2001, and the denominator of which shall be the number of days in the period commencing on July 1, 2001 and ending on September 30, 2001.

“Preferred Return Shortfall” means, for any holder of Non-Managing Member Units, the amount (if any) by which (i) the Preferred Return Per Unit with respect to all Non-Managing Member Units held by such holder exceeds (ii) the aggregate amount previously distributed with respect to such Non-Managing Member Units pursuant to Section 5.1.A(1), Section 5.6.A(1) or Section 5.6.B(1) hereof, together with cumulative interest accruing thereon at the Prime Rate from the applicable LLC Record Date to the date of distribution.

“Prime Rate” means on any date, a rate equal to the annual rate on such date announced by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law.  If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, the Managing Member shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder (which rate shall be subject to limitation by all applicable usury laws).

“Properties” means any assets and property of the Company such as, but not limited to, interests in real property (including the Real Properties) and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Company may hold from time to time.

“Property Appreciation” means, with respect to a taxable disposition of a Real Property, the excess of the sales price paid in such disposition (including amounts paid through the assumption of debt) over the initial Gross Asset Value of such Real Property.

“Real Properties” has the meaning set forth in Section 7.3.E(2) hereof.

“Recourse Debt Amount” means, initially, a number equal to the Total Required Debt Amount minus the Nonrecourse Debt Amount, but which number shall in no event be less than zero.  The Members acknowledge that the Recourse Debt Amount, the Total Required Debt Amount and the Nonrecourse Debt Amount may change as a result of any subsequent contribution of Property by a Non-Managing Member to the Company or other events, including but not limited to, the repayment or substitution of Company indebtedness.  In such event, the Non-Managing Member Representative shall provide the Managing Member and the Company with advance written notice of the new Recourse Debt Amount, the guarantee of which is necessary to prevent the recognition of gain by the Non-Managing Members (or their direct or indirect owners), provided the accuracy of such Recourse Debt Amount (and the components thereof) shall be subject to the approval of the Managing Member, not to be unreasonably withheld.  Such notice shall be provided not less than thirty (30) days in advance of the date such changes are to be effective, along with schedules which support the need for such changes; provided, however, that in the event such changes are required by reason of any repayment or substitution of indebtedness with respect to which the Company has delivered notice to the Non-Managing Member Representative a notice pursuant to Section 7.3.E(4) below, the foregoing notice shall be timely if delivered not less than seven (7) days in advance of the date such changes are to be effective.  To the extent the Non-Managing Member reasonably cannot determine the new Nonrecourse Debt Amount (or the components thereof) at the time such notice is delivered, the notice shall include the Non-Managing Member’s best estimate of such amounts with periodic updates as such amounts reasonably can be determined.  Neither the Managing Member nor the Company shall be responsible or liable in any way for making such determinations or for requesting updates to information previously delivered to the Managing Member or the Company.

“Reduction” has the meaning set forth in Section 8.6.D hereof.

“Reduction Date” has the meaning set forth in Section 8.6.D hereof.

“Reduction Units” has the meaning set forth in Section 8.6.D hereof.

“Refinancing Debt” means any Debt (other than indebtedness to the Managing Member or any Affiliate of the Managing Member), the repayment of which is secured by all or any portion of the Real Properties.

“Refinancing Debt Proceeds” means the net proceeds from any Refinancing Debt incurred by the Company which remain after the repayment of any Debt with proceeds of the Refinancing Debt and all costs related to the Refinancing Debt.

“Regulations” means the applicable income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Regulatory Allocations” has the meaning set forth in Section 6.3.A(7) hereof.

“REIT” means a real estate investment trust qualifying under Code Section 856, et seq.

“REIT Member” means a Member or Assignee that is, or has made an election to qualify as, a REIT.

“REIT Payment” has the meaning set forth in Section 15.12 hereof.

“REIT Requirements” has the meaning set forth in Section 5.1.B hereof.

“REIT Share” means a share of the Common Stock of the Managing Member, par value $1.00 per share.

“REIT Shares Amount” means a number of REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that the Managing Member issues Rights to all holders of REIT Shares as of a certain record date, with the record date for such Rights issuance falling within the period starting on the date of the Notice of Exchange and ending on the day immediately preceding the Specified Exchange Date, which Rights will not be distributed before the relevant Specified Exchange Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the Managing Member in good faith.  So long as the holder of Tendered Units is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as those terms are defined in the Rights Agreement), the number of REIT Shares referenced in the preceding sentence shall be adjusted for the issuance, distribution and triggering of exercisability of the Rights governed by the Rights Agreement (so long as the Rights shall not previously have been redeemed or expired pursuant to the Rights Agreement) which adjustment shall be satisfied by issuing, together with the REIT Shares Amount, either (i) if Rights may be issued under the Rights Agreement, the aggregate number of Rights issuable under the Rights Agreement with respect to a number of REIT Shares equal to the REIT Shares Amount, or (ii) in the event Rights may no longer be issued under the Rights Agreement, a number of REIT Shares necessary to reflect equitably the dilution in REIT Shares resulting from the exercise of Rights (but only if the REIT Shares Amount is issued subsequent to the occurrence of an event that results in a reduction in the purchase price attributable to the Rights in the manner provided in Section 11(a)(ii) of the Rights Agreement (or any comparable provision in the event the Rights Agreement is amended), and prior to a Flip-Over Event), or (iii) if the REIT Shares Amount is issued concurrently with or subsequent to a Flip-Over Event, the number of shares of common stock of the Successor Person necessary to reflect equitably the dilution in REIT Shares resulting from the exercise of Rights.

“Related Party” means, with respect to any Person, any other Person whose actual ownership, Beneficial Ownership or Constructive Ownership of shares of the Managing Member’s capital stock would be attributed to the first such Person under either (i) Code Section 544 (as modified by Code Section 856(h)(1)(B) ) or (ii) Code Section 318 (as modified by Code Section 856(d)(5)).

“Replacement Indebtedness” has the meaning set forth in Section 7.3.E(3) hereof.

“Rights” means rights, options, warrants or convertible or exchangeable securities entitling the Managing Member’s shareholders to subscribe for or purchase REIT Shares, or any other securities or property.

“Rights Agreement” means the Rights Agreement, dated as of July 27, 2000, by and between the Managing Member and The Bank of New York, as the same may be supplemented or amended from time to time.

“SEC” means the Securities and Exchange Commission.

“Second Exchange Date” means that date which is one year after the last Non-Managing Member Unit is issued pursuant to the Contribution Agreement or, if such day is not a Business Day, the next following Business Day.

“Second Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Sharing Amount” means, with respect to any taxable disposition of a Real Property, the excess, if any, of the Aggregate Sharing Amount over the Sharing Amounts, if any, previously used for purposes of calculating Reduction Units pursuant to Section 8.6.D.

“Sharing Percentage” means, with respect to a Non-Managing Member or Assignee, its share of the NMM Sharing Percentage based on its share of the Non-Managing Member Units and, with respect to the Managing Member, one hundred percent (100%) minus the NMM Sharing Percentage.

“Specified Exchange Date” means (A) in the case of an Exchange pursuant to Section 8.6.A hereof, (i) the First Exchange Date if a Notice of Exchange is received by the Managing Member not less than thirty (30) days prior to the First Exchange Date in respect of any First Traunch Non-Managing Member Unit, (ii) the sixtieth (60th) calendar day (or, if such day is not a Business Day, the next following Business Day) after the receipt by the Managing Member of a Notice of Exchange if such notice is received by the Managing Member pursuant to the provisions of Section 8.6.A hereof more than sixty (60) calendar days prior to the Second Exchange Date in respect of any Second Traunch Non-Managing Member Unit, (iii) the Second Exchange Date if a Notice of Exchange is received by the Managing Member less than sixty (60) but not less than thirty (30) calendar days prior to the Second Exchange Date in respect of any Second Traunch Non-Managing Member Unit, or (iv) in all other events, the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after the receipt by the Managing Member of a Notice of Exchange; provided, however, that, notwithstanding any other provisions set forth herein, in no event shall a Specified Exchange Date as to any LLC Unit occur prior to the first anniversary of the issuance of such LLC Unit by the Company; provided, further, that the Specified Exchange Date, as well as the closing of an Exchange on any Specified Exchange Date, may be deferred, in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended) and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 hereof, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice.

“Subsequent Threshold Test” means a test which will be satisfied on the date on which eighty percent (80%) of the LLC Units issued by the Company to the Initial Non-Managing Members have been disposed of pursuant to a Taxable Disposition or series of Taxable Dispositions.

“Substituted Member” means an Assignee who is admitted as a Member to the Company pursuant to Section 11.4 hereof.  The term “Substituted Member” shall not include any Additional Member.

“Subsidiary” means, with respect to any Person other than the Company, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person; provided, however, that, with respect to the Company, “Subsidiary” means solely a partnership or limited liability company (taxed, for federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation) of which the Company is a member unless the Managing Member has received an unqualified opinion from independent counsel of recognized standing, or a ruling from the IRS, that the ownership of shares of stock of a corporation or other entity will not jeopardize the Managing Member’s status as a REIT, in which event the term “Subsidiary” shall include the corporation or other entity which is the subject of such opinion or ruling.

“Successor Person” has the meaning set forth in the definition of Flip-Over Event.

“Successor Properties” means real properties acquired by the Company in connection with a Tax-Free Disposition of any Real Property or Successor Property.

“Tax-Free Disposition” means the disposition of property in a transaction that is not subject to tax under the Code, including by virtue of the provisions of Section 1031 of the Code.

“Tax Items” has the meaning set forth in Section 6.4 hereof.

“Tax Protection Period” means the period of time beginning on the Effective Date and ending on the first to occur of (i) the tenth (10th) anniversary of the Effective Date, or (ii) the date on which the Subsequent Threshold Test has been satisfied; provided, however, that notwithstanding the foregoing, with respect to the Real Properties listed on Schedule 1.1, the fourth (4th) anniversary shall be substituted for the tenth (10th) anniversary in this definition.

“Taxable Disposition” means a transaction or event in which a LLC Unit has either (a) been disposed of in a taxable transaction (including, without limitation, any Exchange pursuant 8.6.A hereof) or (b) otherwise received a “step up” in tax basis to its fair market value at the time of such “step up” (e.g., as a result of the death of a holder of LLC Units who is an individual).

“Tendered Units” has the meaning set forth in Section 8.6.A hereof.

“Tendering Party” has the meaning set forth in Section 8.6.A hereof.

“Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Company or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Company.

“Total Required Debt Amount” as of the date of this Agreement is Seven Million Eight Hundred Ninety-Eight Thousand Two Hundred Eighty-Two Dollars ($7,898,282.00); provided, however, the Total Required Debt Amount is subject to change pursuant to the provisions contained in the definition of “Recourse Debt Amount” above.

“Total Units” has the meaning set forth in Section 8.6.D. hereof.

“Transfer,” when used with respect to an LLC Unit or all or any portion of a Membership Interest, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law.  The terms “Transferred” and “Transferring” have correlative meanings.

“Transferor” shall have the meaning set forth in the Recitals.

“Transferred Properties” means the “Properties” as that term is defined in the Contribution Agreement, except for the Properties known as “HCPI/Stansbury and HCPI/Wesley” which are to be contributed to HCPI/Stansbury and HCPI/Wesley respectively, and shall also mean a one hundred percent (100%) membership interest in HCPI/Stansbury and HCPI/Wesley.

“Triggering Event” has the meaning set forth in Section 7.3.G hereof.

“Unit Amount” means, with respect to a taxable disposition of a Real Property, a number of LLC Units equal to the product of (i) the number of LLC Units outstanding at the time of such disposition, and (ii) the Unit Portion.

“Unit Appreciation” means, with respect to any taxable disposition of a Real Property, the product of the (i) Unit Amount and (ii) excess of the Value at the time of such disposition over $34.80.

“Unit Portion” means, with respect to a taxable disposition of a Real Property, a number determined by dividing (i) the net cash flow (ignoring payments made by the Company under any Debt related to such Property) produced by such Real Property for the twelve month period immediately prior to such disposition, by (ii) the net cash flow (ignoring payments made by the Company under any Debt related to all Real Properties) produced by all Real Properties held by the Company for the twelve month period immediately prior to such disposition.

“Valuation Date” means (a) in the case of a tender of LLC Units for Exchange, the date of the receipt by the Managing Member of the Notice of Exchange with respect to those LLC Units or, if such date is not a Business Day, the immediately preceding Business Day or (b) for purposes of Section 8.6.D hereof, the Reduction Date or, if the Reduction Date is not a Business Day, the immediately preceding Business Day, (c) for purposes of Section 13.2 hereof, the date the Call Notice is delivered or, if such day is not a Business Day, the immediately preceding Business Day, or (d) in any other case, the date specified in this Agreement or, if such date is not a Business Day, the immediately preceding Business Day.

“Value” means, on any Valuation Date, the average of the Closing Prices for the ten (10) consecutive trading days ending on the second trading day immediately prior to the Valuation Date.

ARTICLE 2.
ORGANIZATIONAL MATTERS

Section 2.1                       Formation

The Company is a limited liability company formed pursuant to the provisions of the Act for the purposes and upon the terms and subject to the conditions set forth in this Agreement.  Except as expressly provided herein, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.

Section 2.2                       Name

The name of the Company is HCPI/Utah II, LLC.  The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member, including the name of the Managing Member or any Affiliate thereof.  The Managing Member in its sole and absolute discretion may change the name of the Company at any time and from time to time in accordance with applicable law and shall notify the Members of such change in the next regular communication to the Members.

Section 2.3                     Registered Office and Agent; Principal Place of Business; Other Places of Business

The address of the registered office of the Company in the State of Delaware is located at c/o National Registered Agents, Inc., 9 East Lockerman Street, Dover, Delaware 19901, and the registered agent for service of process on the Company in the State of Delaware at such registered office is National Registered Agents, Inc., 9 East Lockerman Street, Dover, Delaware 19901.  The principal office of the Company is located at 4675 MacArthur Court, Suite 900, Newport Beach, California 92660, or such other place as the Managing Member may from time to time designate by notice to the Members.  The Company may maintain offices at such other place or places within or outside the State of Delaware as the Managing Member deems advisable.

Section 2.4                       Power of Attorney

A.                                Each Member (other than the Managing Member) and each Assignee hereby irrevocably constitutes and appoints the Managing Member, any Liquidator, and authorized officers and attorneys in fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

(1)                              execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the Managing Member or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (b) all instruments that the Managing Member or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the Managing Member or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Member pursuant to, or other events described in, Articles 11, 12 or 13 hereof or the Capital Contribution of any Member; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Membership Interests; and

(2)                              execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the Managing Member or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the Managing Member or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained in this Section 2.4 shall be construed as authorizing the Managing Member or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

B.                                 The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Members and Assignees will be relying upon the power of the Managing Member to act as contemplated by this Agreement, and it shall survive and not be affected by the subsequent Incapacity of any Member or Assignee and the Transfer of all or any portion of such Member’s or Assignee’s LLC Units or Membership Interest and shall extend to such Member’s or Assignee’s heirs, successors, assigns and personal representatives.  Each such Member or Assignee hereby agrees to be bound by any representation made by the Managing Member or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Member or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Managing Member or any Liquidator, taken in good faith under such power of attorney.  Each Member or Assignee shall execute and deliver to the Managing Member or any Liquidator, within 15 days after receipt of the Managing Member’s or Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the Managing Member or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Company.

Section 2.5                       Term

The term of the Company commenced on June 25, 2001, the date that the original Certificate was filed in the office of the Secretary of State of Delaware in accordance with the Act, and shall continue until terminated pursuant the provisions of Article 13 hereof or as otherwise provided by law.

ARTICLE 3.
PURPOSE

Section 3.1                       Purpose and Business

The sole purposes of the Company are (i) to acquire, own, manage, operate, maintain, improve, expand, redevelop, encumber, sell or otherwise dispose of, in accordance with the terms of this Agreement, the Transferred Properties and any other Properties acquired by the Company and to invest and ultimately distribute funds, including, without limitation, funds obtained from owning or otherwise operating the Transferred Properties and any other Properties acquired by the Company and the proceeds from the sale or other disposition of the Transferred Properties and any other Properties acquired by the Company, all in the manner permitted by this Agreement, and (ii) subject to and in accordance with the terms of this Agreement, to do anything necessary or incidental to the foregoing.

Section 3.2                       Powers

The Company is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Company including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that notwithstanding any other provision in this Agreement, the Managing Member may cause the Company to take any action to avoid a result that, or to refrain from taking any action that, in the judgment of the Managing Member, in its sole and absolute discretion, (i) could adversely affect the ability of the Managing Member to continue to qualify as a REIT, (ii) could subject the Managing Member to any additional taxes under Code Section 857 or Code Section 4981 or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Managing Member, its securities or the Company, unless such action (or inaction) under clause (i), clause (ii) or clause (iii) above shall have been specifically consented to by the Managing Member in writing.

Section 3.3                       Specified Purposes

The Company shall be a limited liability company only for the purposes specified in Section 3.1 hereof, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Members with respect to any activities whatsoever other than the activities within the purposes of the Company as specified in Section 3.1 hereof.  Except as otherwise provided in this Agreement, no Member shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Company, its properties or any other Member.  No Member, in its capacity as a Member under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Member, nor shall the Company be responsible or liable for any indebtedness or obligation of any Member, incurred either before or after the execution and delivery of this Agreement by such Member, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

Section 3.4                     Representations and Warranties by the Members; Disclaimer of Certain Representations

A.                                Each Member that is an individual (including, without limitation, each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to the Company, the Managing Member and each other Member that (i) such Member has the legal capacity to enter into this Agreement and perform such Member’s obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Member will not result in a breach or violation of, or a default under, any material agreement by which such Member or any of such Member’s property is bound, or any statute, regulation, order or other law to which such Member is subject, (iii) such Member is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e), (iv) such Member (other than the Managing Member) either (a) does not Constructively Own more than 25% of the interests in capital or profits of the Company or (b) does not Constructively Own any interest in any entity that is a tenant of either the Managing Member, the Company or any partnership, venture or limited liability company of which the Managing Member or the Company is a direct or indirect owner, and (v) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms.

B.                                 Each Member that is not an individual (including, without limitation, each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to the Company, the Managing Member and each other Member that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its managing member(s) (or, if there is no managing member, a majority in interest of all members), committee(s), trustee(s), general partner(s), beneficiaries, directors and shareholder(s), as the case may be, as required, (ii) the consummation of such transactions will not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws, as the case may be, any material agreement by which such Member or any of such Member’s properties or any of its partners, members, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Member or any of its partners, members, trustees, beneficiaries or shareholders, as the case may be, is or are subject, (iii) such Member is neither a “foreign person” within the meaning of Code Section 1445(f) nor a “foreign partner” within the meaning of Code Section 1446(e), (iv) such Member (other than the Managing Member) either (a) does not Constructively Own more than 25% of the interests in capital of profits of the Company or (b) does not Constructively Own any interest in any entity that is a tenant of either the Managing Member, the Company or any partnership, venture or limited liability company of which the Managing Member or the Company is direct or indirect owner, and (v) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms.

C.                                 Each Member (including, without limitation, each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents, warrants and agrees that it has acquired and continues to hold its interest in the Company for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances.  Each Member further represents and warrants that it is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Company in what it understands to be a highly speculative and illiquid investment.

D.                                The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Member (and, in the case of an Additional Member or a Substituted Member, the admission of such Additional Member or Substituted Member as a Member in the Company) and the dissolution, liquidation and termination of the Company.

E.                                  Each Member (including, without limitation, each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) hereby represents that it has consulted and been advised by its legal counsel and tax advisor in connection with, and acknowledges that no representations as to potential profit, tax consequences of any sort (including, without limitation, the tax consequences resulting from forming or operating the Company, conducting the business of the Company, executing this Agreement, consummating the transaction provided for in or contemplated by the Contribution Agreement, making a Capital Contribution, being admitted to the Company, receiving or not receiving distributions from the Company, exchanging LLC Units or being allocated Tax Items), cash flows, funds from operations or yield, if any, in respect of the Company, such Member or the Managing Member have been made by the Company, any Member or any employee or representative or Affiliate of the Company or any Member, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Member shall not constitute any representation or warranty of any kind or nature, express or implied.

ARTICLE 4.
CAPITAL CONTRIBUTIONS

Section 4.1                       Capital Contributions of the Initial Members

At the time of their respective execution of this Agreement, the Members shall make Capital Contributions as set forth in Exhibit A to this Agreement.  The Members shall own Managing Member Units and Non-Managing Member Units, as applicable, in the amounts set forth on Exhibit A.  Except as required by law, as provided by the Contribution Agreement or as otherwise provided in Sections 4.1, 4.2 and 4.4 hereof, no Member shall be required or permitted to make any additional Capital Contributions or loans to the Company.

Section 4.2                       Additional Members

The Managing Member is authorized to admit one or more Additional Members to the Company from time to time, in accordance with the provisions of Section 12.2 hereof, on terms and conditions and for such Capital Contributions as may be established by the Managing Member in its reasonable discretion.  Except as set forth in Section 12.2, no action or consent by the Non-Managing Members shall be required in connection with the admission of any Additional Members.  The provisions of Section 12.2 shall govern the acquisition by the Company in the future of additional Properties by means of Capital Contributions by other Persons, which Capital Contributions shall be set forth in Exhibit A.  As a condition to being admitted to the Company, each Additional Member shall execute an agreement to be bound by the terms and conditions of this Agreement.

Section 4.3                       Loans

Subject to the provisions of Sections 4.4 and 7.3.E(3) hereof, the Company may incur or assume Debt, enter into other similar credit, guarantee, financing or refinancing arrangements, repay or prepay Debt, for any purpose (including, without limitation, in connection with any further acquisition of Properties from any Person), upon such terms as the Managing Member determines appropriate.

Section 4.4                       Additional Funding and Capital Contributions

A.                                General.  The Managing Member may, at any time and from time to time, determine that the Company requires additional funds (“Additional Funds”) for the operation of the Company.  Additional Funds may be raised by the Company in accordance with the terms of this Section 4.4 or the terms of Section 4.3 hereof.  No Person, including, without limitation, any Member or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Membership Interest except as otherwise provided in the Contribution Agreement.

B.                                 Additional Contributions.  The Managing Member on behalf of the Company may raise all or any portion of the Additional Funds by making additional Capital Contributions.  Subject to the terms of this Section 4.4 and to the definition of “Gross Asset Value,” the Managing Member shall determine in good faith the amount, terms and conditions of such additional Capital Contributions.  In addition, the Managing Member shall be solely responsible for making additional Capital Contributions to the Company in amounts sufficient to (i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement; (ii) repay any mortgage Debt which encumbers any of the Properties as of the date of this Agreement and which the Managing Member elects to cause the Company to repay as permitted under this Agreement; and (iii) fund the Company’s obligations under the Development Agreement, as further described in Section 2.3(a) of the Contribution Agreement.  With respect to the Capital Contributions described in item (iii) above, the Managing Member shall receive that number of additional Managing Member Units as specified in the Contribution Agreement at the time specified in the Contribution Agreement.  With respect to all Capital Contributions other than those described in item (iii) above, the Managing Member shall receive that number of additional Managing Member Units in consideration for additional Capital Contributions made by the Managing Member equal to the initial Gross Asset Value of the additional capital contribution (or, in the event of a contribution of cash, the amount of cash so contributed) divided by the Value as of the date of such contribution.

C.                                 Timing of Additional Capital Contributions.  If additional Capital Contributions are made by a Member on any day other than the first day of a Fiscal Year, then Net Income, Net Loss, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Members for such Fiscal Year, if necessary, shall be allocated among such Members by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” or “daily proration” method or another permissible method selected by the Managing Member.

Section 4.5                       No Interest; No Return

Except as provided herein, no Member shall be entitled to interest on its Capital Contribution or on such Member’s Capital Account.  Except as provided herein or by law, no Member shall have any right to demand or receive the return of its Capital Contribution from the Company.

ARTICLE 5.
DISTRIBUTIONS

Section 5.1                       Requirement and Characterization of Distributions

A.                                The Managing Member shall cause the Company to distribute quarterly on the LLC Distribution Date all Available Cash generated by the Company during the quarter most recently ended prior to the LLC Distribution Date (the “Payment Quarter”) as follows:

(1)                              First, to the holders of the Non-Managing Member Units, in accordance with their relative Preferred Return Shortfalls at the end of the Payment Quarter, until the Preferred Return Shortfall for each holder of Non-Managing Member Units at the end of the Payment Quarter is zero, provided, however, that in the event a Reduction Date occurs during any Payment Quarter, a distribution shall be made under this Section 5.1.A(1) on the LLC Distribution Date associated with such Payment Quarter to the holder or holders of the Reduction Units in an amount determined by multiplying the amount that would have been distributed on the LLC Distribution Date under Section 5.1.A(1) in respect of the Reduction Units had they been outstanding on the last day of such Payment Quarter by a fraction, the numerator of which shall be the number of days beginning on the first day of the Payment Quarter relating to the LLC Distribution Date and ending on the Reduction Date and the denominator of which shall be the number of days in the Payment Quarter in which the Reduction Date occurs.

(2)                              Second, to the Managing Member until the Managing Member has received an amount equal to the excess (the “Managing Member Shortfall”), if any, of (A) the amount of cash that must be distributed to the Managing Member such that aggregate distributions of cash pursuant to Sections 5.1.A(1), 5.1.A(2), 5.6.A(1) and 5.6.B(1) shall have been made to all Members pro rata to the Members’ Percentage Interests, over (B) the sum of all prior distributions to the Managing Member pursuant to this Section 5.1.A(2) and Sections 5.6.A(1) and 5.6.B(1).

(3)                              Thereafter, all Available Cash remaining after the distributions provided for in Section 5.1.A(1) and 5.1.A.(2) above shall be distributed to the Members in proportion to their Sharing Percentages.

B.                                 The Managing Member may take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its qualification as a REIT, to cause the Company to make distributions in accordance with Section 5.1.A and Section 5.6 in sufficient amounts to enable the Managing Member to pay stockholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (“REIT Requirements”), and (b) avoid any federal income or excise tax liability of the Managing Member.

Section 5.2                       Distributions in Kind

No right is given to any Member to demand and receive property other than cash.  The Managing Member may determine, with the Consent of the Non-Managing Members, to make a distribution in kind to the Members of Company assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5 and 6 hereof.

Section 5.3                       Amounts Withheld

Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Managing Member determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446.  Any amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within 15 days after notice from the Managing Member that such payment must be made unless (i) the Company withholds such payment from a distribution that would otherwise be made to the Member or (ii) the Managing Member determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Cash of the Company that would, but for such payment, be distributed to the Member.  Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Member.  Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member’s Membership Interest to secure such Member’s obligation to pay to the Company any amounts required to be paid pursuant to this Section 5.3.  In the event that a Member fails to pay any amounts owed to the Company pursuant to this Section 5.3 when due, the Managing Member may, in its sole and absolute discretion, elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including, without limitation, the right to receive distributions).  Any amounts payable by a Member hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full.  Each Member shall take such actions as the Company or the Managing Member shall request in order to perfect or enforce the security interest created hereunder.

Section 5.4                       Distributions Upon Liquidation

Notwithstanding the other provisions of this Article 5, net proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Company shall be distributed to the Members in accordance with Section 13.3 hereof.

Section 5.5                       Restricted Distributions

Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Managing Member, on behalf of the Company, shall make a distribution to any Member on account of its Membership Interest or interest in LLC Units if such distribution would violate Section 18-607 of the Act or other applicable law.

Section 5.6                       Distributions of Proceeds from Sale of Real Properties and Refinancing Debt

A.                                In the event of a taxable disposition of some, but not all, of the Real Properties, the Managing Member shall cause the Company to (i) reinvest the Disposition Proceeds to the extent the Managing Member elects to do so and in the amount determined by the Managing Member to be appropriate (and to hold the Disposition Proceeds in an interest bearing account pending such reinvestment) and (ii) if the Managing Member elects to distribute all or any portion of the Disposition Proceeds, distribute such portions of the Disposition Proceeds, to the extent thereof, as follows:

(1)                              First, to the holders of LLC Units in accordance with their Preferred Return Shortfalls until the Preferred Return Shortfall for each holder of Non-Managing Member Units is zero, and then to the Managing Member to the extent of its Managing Member Shortfall;

(2)                              Second, to the holders of LLC Units pro rata to their holdings of LLC Units but only to the extent that such distribution would not cause the number of LLC Units held by the Non-Managing Members to be reduced below zero pursuant to the provisions of Section 8.6.D hereof; and

(3)                              Third, the remaining balance of the Disposition Proceeds, if any, to the Managing Member.

B.                                 Upon the incurrence of Refinancing Debt, the Managing Member shall cause the Company to (i) reinvest the Refinancing Debt Proceeds to the extent the Managing Member elects to do so and in the amount determined by the Managing Member to be appropriate (and to hold the Refinancing Debt Proceeds in an interest bearing account pending such reinvestment) and (ii) if the Managing Member elects to distribute all or any portion of the Refinancing Debt Proceeds, distribute such portion of the Refinancing Debt Proceeds, to the extent thereof, as follows:

(1)                              First, to the holders of the Non-Managing Member Units in accordance with their Preferred Return Shortfalls until the Preferred Return Shortfall for each holder of Non-Managing Member Units is zero and then to the Managing Member to the extent of its Managing Member Shortfall;

(2)                              Second, the remaining balance of the Refinancing Debt Proceeds, if any, to the Managing Member.

C.                                 The Managing Member shall have no obligation to incur Refinancing Debt for the purpose of making distributions pursuant to this Section 5.6 or for any other purpose, except as provided in Section 7.3.E(3) and Section 7.3.E(4).

ARTICLE 6.
ALLOCATIONS

Section 6.1                       Timing and Amount of Allocations of Net Income and Net Loss

Net Income and Net Loss of the Company shall be determined and allocated with respect to each Fiscal Year of the Company as of the end of each such year.  Except as otherwise provided in this Article 6, an allocation to a Member of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

Section 6.2                       General Allocations

A.                                Operating Net Income, Depreciation, and Net Loss.  Except as otherwise provided in Sections 6.2.B, 6.2.C or 6.3:

(1)                              Net Loss with respect to any Fiscal Year of the Company, other than Net Loss attributable to a disposition of any or all of the Real Properties, and other than Net Loss attributable to a Liquidating Event, shall be allocated to the Members and Assignees in proportion to their Sharing Percentages.

(2)                              Net Income with respect to any Fiscal Year of the Company, other than Net Income attributable to a disposition of any or all of the Real Properties, and other than Net Income attributable to a Liquidating Event, shall be allocated as follows:

(a)                               First, to each Member or Assignee in proportion to, and to the extent of, the amount that cumulative Net Loss previously allocated to such Member or Assignee pursuant to Section 6.2.A(1) exceeds the cumulative amount of Net Income previously allocated to such Member or Assignee pursuant to this Section 6.2.A(2)(a); and

(b)                              Thereafter, to each Member or Assignee in an amount that will cause such allocation, together with the amount of all previous allocations of Net Income under this Section 6.2.A(2)(b) and Section 6.2.B(2)(b), to be pro rata to the cumulative distributions received by such Member or Assignee pursuant to Sections 5.1.A, 5.6.A(1) and 5.6.B(1) for the current and all prior Fiscal Years.

B.                                 Net Income and Net Loss from the Disposition of Real Properties.  Except as otherwise provided in Sections 6.2.C or 6.3:

(1)                              Net Loss attributable to a disposition of any or all of the Real Properties shall be allocated to the Members and Assignees in proportion to their Sharing Percentages.

(2)                              Net Income attributable to a disposition of any or all of the Real Properties shall be allocated as follows:

(a)                   First, to each Member or Assignee in proportion to, and to the extent of, the amount that cumulative Net Loss previously allocated to such Member or Assignee pursuant to Section 6.2.B(1) exceeds the cumulative amount of Net Income previously allocated to such Member or Assignee pursuant to this Section 6.2.B(2)(a);

(b)                  Second, to each Member or Assignee in an amount that will cause such allocation, together with the amount of all previous allocations of Net Income under this Section 6.2.B(2)(b) and Section 6.2.A(2)(b) to be pro rata to the cumulative distributions received by such Member or Assignee pursuant to Sections 5.1.A, 5.6.A(1) and 5.6.B(1) for the current and all prior Fiscal Years; and

(c)                   Thereafter, to each Member or Assignee pro rata to such Member’s or Assignee’s Percentage Interest.

C.                                 Net Income and Net Loss Upon Liquidation.  If a Liquidating Event occurs in a Fiscal Year, or if the number of LLC Units held by the Non-Managing Members have been reduced (pursuant to Section 8.6.D or otherwise) to zero, Net Income or Net Loss (or, if necessary, separate items of income, gain, loss and deduction) for such Fiscal Year and any Fiscal Years thereafter shall, subject to Section 6.3, be allocated among the Members, as follows:

(1)                              First, to holders of Non-Managing Member Units, pro rata to their Percentage Interests, in such amounts as will cause, to the greatest extent possible, each such holder’s Capital Account per Non-Managing Member Unit (if any) to be equal to the sum of (a) such holder’s Preferred Return Shortfall per unit, (b) the product of (i) the Value of a REIT Share (with the date of the liquidating distribution being the Valuation Date), and (ii) the Adjustment Factor (with the product set forth in (b) being equal to zero if the number of outstanding Non-Managing Member Units has been reduced (pursuant to Section 8.6.D, or otherwise) to zero), and (c) an amount equal to (x) the NMM Sharing Amount, calculated as if all of the Real Properties then owned by the Company were sold in a taxable transaction at their fair market values, divided by (y) the total number of Non-Managing Member Units then outstanding; and

(2)                              Thereafter, to the Managing Member.

Section 6.3                       Additional Allocation Provisions

A.                                Regulatory Allocations.

(1)                              Minimum Gain Chargeback.

Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, as determined under Regulations Section 1.704-2(g).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2).  This Section 6.3.A(1) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(2)                              Member Minimum Gain Chargeback.

Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.A(1) hereof, if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member’s share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2).  This Section 6.3.A(2) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain” within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

(3)                              Member Nonrecourse Deductions.

Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

(4)                              Qualified Income Offset.

If any Member unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b) (2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b) (2)(ii)(d), to such Member in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 6.3.A(4) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(4) were not in the Agreement.  It is intended that this Section 6.3.A(4) qualify and be construed as a “qualified income offset” within the meaning of Regulations Section 1.704-1(b) (2)(ii)(d) and shall be interpreted consistently therewith.

(5)                              Limitation on Allocation of Net Loss.

To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Member, such allocation of Net Loss shall be reallocated among the other Members in accordance with their respective LLC Units, subject to the limitations of this Section 6.3.A(5).

(6)                              Section 754 Adjustment.

To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b) (2)(iv)(m)(2) or Regulations Section 1.704-1(b) (2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in accordance with their LLC Units in the event that Regulations Section 1.704-1(b) (2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Regulations Section 1.704-1(b) (2)(iv)(m)(4) applies.

(7)                              Curative Allocations.

The allocations set forth in Sections 6.3.A(1) through (6) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2.  Notwithstanding the provisions of Sections 6.1 and 6.2 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

B.                                 Allocation of Excess Nonrecourse Liabilities.  For purposes of determining a Member’s proportional share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), each Member’s interest in Company profits shall be such Member’s Percentage Interest.

Section 6.4                       Tax Allocations

A.                                In General.  Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations each of the Company’s items of income, gain, loss or deduction as determined for federal income tax purposes (collectively “Tax Items”) shall be allocated among the Members in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.

B.                                 Allocations Respecting Section 704(c) Revaluations.  Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated among the Members for income tax purposes pursuant to the “traditional method” as described in Regulations Section 1.704-3(b).  In the event that the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value” (provided in Article 1 hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations and this Section 6.4.B, pursuant to any method permitted under Regulations Section 1.704-3 as selected by the Managing Member

Section 6.5                       Other Provisions

A.                                Other Allocations.  In the event that (i) any modifications are made to the Code or any Regulations, (ii) any changes occur in any case law applying or interpreting the Code or any Regulations, (iii) the IRS changes or clarifies the manner in which it applies or interprets the Code or any Regulations or any case law applying or interpreting the Code or any Regulations or (iv) the IRS adjusts the reporting of any of the transactions contemplated by this Agreement which, in each case, in the opinion of an independent tax counsel, either (a) requires allocations of items of income, gain, loss, deduction or credit or (b) requires reporting of any of the transactions contemplated by this Agreement in a manner different from that set forth in this Article 6, the Managing Member is hereby authorized to make new allocations or report any such transactions (as the case may be) in reliance of the foregoing, and such new allocations and reporting shall be deemed to be made pursuant to the fiduciary duty of the Managing Member to the Company and the other Members, and no such new allocation or reporting shall give rise to any claim or cause of action by any Member.

B.                                 Consistent Tax Reporting.  The Members acknowledge and are aware of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions of this Article 6 in reporting their shares of Net Income, Net Loss and other items of income, gain, loss, deduction and credit for federal, state and local income tax purposes.

Section 6.6                     Amendments to Allocation to Reflect Issuance of Additional Membership Interests

In the event that the Company issues additional Membership Interests to the Managing or any Additional Member pursuant to Article 4 hereof, the Managing Member shall make such revisions to this Article 6 as it determines are necessary to reflect the terms of the issuance of such additional Membership Interests, including making preferential allocations to certain classes of Membership Interests.

ARTICLE 7.
MANAGEMENT AND OPERATION OF BUSINESS

Section 7.1                       Management

A.                                Except as otherwise expressly provided in this Agreement, the Managing Member, in its capacity as a Member of the Company under the Act, shall have sole and complete charge and management over the business and affairs of the Company, in all respects and in all matters.  The Managing Member shall at all times act in good faith in exercising its powers hereunder.  The Managing Member shall be an agent of the Company’s business, and the actions of the Managing Member taken in such capacity and in accordance with this Agreement shall bind the Company.  The Managing Member shall at all times be a Member of the

Company.  Except as otherwise expressly provided in this Agreement or required by any non-waivable provisions of applicable law, the Non-Managing Members shall not participate in the control of the Company, shall have no right, power or authority to act for or on behalf of, or otherwise bind, the Company and shall have no right to vote on or consent to any other matter, act, decision or document involving the Company or its business.  The Managing Member may not be removed by the Members with or without cause, except with the consent of the Managing Member.  In addition to the powers now or hereafter granted a manager of a limited liability company under applicable law or that are granted to the Managing Member under any other provision of this Agreement, the Managing Member, subject to the other provisions hereof including the limitations on the authority of the Managing Member set forth in Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Company, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

(1)                              except as restricted pursuant to Section 7.3.E(2) through Section 7.3(E)(4), inclusive, but notwithstanding the provisions of Section 7.3.E(1) hereof, the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Company to make distributions to its Members in such amounts as will permit the Managing Member (so long as the Managing Member qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions to its stockholders sufficient to permit the Managing Member to maintain REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities (including, but not limited to indebtedness of Managing Member or any of its Affiliates), the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Company’s assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Company;

(2)                              the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Company;

(3)                              except as restricted pursuant to Section 7.3.E(2) hereof, the acquisition, sale, transfer, exchange or other disposition of any assets of the Company (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company);

(4)                              except as restricted in this Agreement, but notwithstanding the provisions of Section 7.3.E(1) hereof, the mortgage, pledge, encumbrance or hypothecation of any assets of the Company (including, without limitation, any Contributed Property) and the use of the assets of the Company (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement which the Managing Member believes will directly benefit the Company and on any terms that the Managing Member sees fit, including, without limitation, the financing of the conduct or the operations of the Company, the lending of funds to other Persons (including, without limitation, the Managing Member (if necessary to permit the financing or capitalization of a Subsidiary of the Managing Member or the Company)), the repayment of obligations of the Company and the securing of obligations of the Managing Member or any of its Affiliates;

(5)                              the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Company or any Subsidiary, subject to any management agreements to which the Company is a party;

(6)                              the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the Managing Member considers useful or necessary to the conduct of the Company’s operations or the implementation of the Managing Member’s powers under this Agreement, including, without limitation, (i) contracting with property managers (including, without limitation, as to any Contributed Property or other Property, contracting with the contributing or any other Member or its Affiliates for property management services), contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Company’s assets, and (ii) the execution, delivery and performance of the Contribution Agreement and the agreements and instruments referred to therein or contemplated thereby, including the Management Agreement (as defined in the Contribution Agreement) and the Loan Assumption Documents;

(7)                              the distribution of Company cash or other Company assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Company, and the collection and receipt of revenues, rents and income of the Company;

(8)                              the selection and dismissal of employees of the Company or the Managing Member (including, without limitation, employees having titles or offices such as “president,” “vice president,” “secretary” and “treasurer”), and agents, outside attorneys, accountants, consultants and contractors of the Company or the Managing Member and the determination of their compensation and other terms of employment or hiring;

(9)                              the maintenance of such insurance including (i) liability insurance for the Indemnitees hereunder and (ii) casualty, liability, earthquake and other insurance on the Properties of the Company for the benefit of the Company and the Members comparable in coverage to that maintained by the Managing Member with respect to the properties it owns and otherwise as it deems necessary or appropriate;

(10)                      the control of any matters affecting the rights and obligations of the Company, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Company, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Company in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(11)                      the determination of the fair market value of any Company property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise consistent with the requirements of this Agreement;

(12)                      the enforcement of any rights against any Member pursuant to representations, warranties, covenants and indemnities relating to such Member’s contribution of property or assets to the Company;

(13)                      holding, managing, investing and reinvesting cash and other assets of the Company;

(14)                      the collection and receipt of revenues and income of the Company;

(15)                      the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Company;

(16)                      the exercise of any of the powers of the Managing Member enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Company or any other Person in which the Company has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

(17)                      the exercise of any of the powers of the Managing Member enumerated in this Agreement on behalf of any Person in which the Company does not have an interest pursuant to contractual or other arrangements with such Person;

(18)                      the maintenance of working capital and other reserves in such amounts as the Managing Member deems appropriate and reasonable from time to time;

(19)                      the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the Managing Member for the accomplishment of any of the powers of the Managing Member enumerated in this Agreement;

(20)                      the distribution of cash to acquire LLC Units held by a Member in connection with a Member’s exercise of its Exchange Right under Section 8.6 hereof;

(21)                      the amendment and restatement of Exhibit A hereto to reflect accurately at all times the Capital Accounts, LLC Units, and Percentage Interests of the Members as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of or reduction in the number of LLC Units, the admission of any Substituted Member or otherwise, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement; and

(22)                      notwithstanding the provisions of Section 7.3.E(1) below, the formation of corporations, trusts, limited liability companies or other entities as wholly-owned subsidiaries of the Company for purposes of holding title to all or a portion of the Properties.

B.                                 Each of the Non-Managing Members agrees that, except as provided in Section 7.3 hereof, the Managing Member is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Company without any further act, approval or vote of the Non-Managing Members, notwithstanding any other provision of this Agreement (except as provided in Section 7.3 hereof), the Act or any applicable law, rule or regulation.  The execution, delivery or performance by the Managing Member or the Company of any agreement authorized or permitted under this Agreement shall not constitute a breach by the Managing Member of any duty that the Managing Member may owe the Company or the Members or any other Persons under this Agreement or of any duty stated or implied by law or equity.

C.                                 At all times from and after the date hereof, the Managing Member may cause the Company to establish and maintain working capital reserves in such amounts as the Managing Member, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

D.                                Except as otherwise expressly provided in this Agreement, in exercising its permitted authority under this Agreement, the Managing Member may, but shall be under no obligation to, take into account the tax consequences to any Member (including the Managing Member) of any action taken by it.  The Managing Member and the Company shall not have liability to a Member under any circumstances as a result of an income tax liability incurred by such Member as a result of an action (or inaction) by the Managing Member pursuant to its authority under this Agreement so long as the action or inaction is taken in good faith.

Section 7.2                       Certificate of Formation

To the extent that such action is determined by the Managing Member to be reasonable and necessary or appropriate, the Managing Member shall file amendments to and restatements of the Certificate and do all the things to maintain the Company as a limited liability company under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction in which the Company may elect to do business or own property.  Subject to the terms of Section 8.5.A(4) hereof, the Managing Member shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Member.  The Managing Member shall use all reasonable efforts to cause to be filed such other certificates or documents as may be commercially reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company in the State of Delaware and any other state, or the District of Columbia or other jurisdiction in which the Company may elect to do business or own property.

Section 7.3        Restrictions on Managing Member’s Authority

A.           The Managing Member may not take any action in contravention of an express prohibition or limitation of this Agreement, including, without limitation:

(1)          take any action that would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(2)          possess Company property, or assign any rights in specific Company property, for other than a Company purpose except for purposes of securing any obligation of Managing Member or any of its Affiliates or as otherwise provided in this Agreement;

(3)          perform any act that would subject a Member to liability as a Managing Member in any jurisdiction or any other liability except as provided herein or under the Act; or

(4)          enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts, or has the effect of prohibiting or restricting, the ability of (a) the Managing Member or the Company from satisfying its obligations under Section 8.6 hereof in full, (b) a Member from exercising its rights to an Exchange in full, or (c) the Company to make distributions of Available Cash as required by Article 5 hereof, except, in any such case, with the written consent of any Member affected by the prohibition or restriction.

B.           The Managing Member shall not, without the prior Consent of the Non-Managing Members undertake or have the authority to do or undertake, on behalf of the Company, any of the following actions or enter into any transaction which would have the effect of such transactions:

(1)          except as provided in Section 7.3.C and except in connection with a dissolution or termination of the Company permitted by Section 7.3.E, amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of Members pursuant to Article 11 or Article 12 hereof;

(2)          approve or acquiesce to the Transfer of the Membership Interest of the Managing Member to any Person other than the Company;

(3)          admit into the Company any Additional Managing Member or Substitute Managing Member;

(4)          make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a Custodian for all or any part of the assets of the Company;

(5)          institute any proceeding for bankruptcy on behalf of the Company; or

(6)          confess a judgment against the Company in an amount in excess of $5,000,000.

(7)          [Intentionally Omitted].

C.           Notwithstanding Section 7.3.B, the Managing Member shall have the exclusive power to amend this Agreement as may be required to facilitate or implement any of the following purposes:

(1)          to reflect the issuance of additional Membership Interests pursuant to Section 4.4, to reflect the admission, substitution, termination, or withdrawal of Members in accordance with this Agreement and to amend Exhibit A in connection therewith and to reflect the redemption or other reduction in the number of LLC Units outstanding pursuant to Section 5.6 hereof and as otherwise permitted by this Agreement;

(2)          to reflect a change that is of an inconsequential nature and does not adversely affect the Non-Managing Members in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

(3)          to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

(4)          to reflect such changes as are reasonably necessary for the Managing Member to maintain its status as a REIT or to satisfy the REIT Requirements; and

(5)          to modify, as set forth in the definition of “Capital Account,” the manner in which Capital Accounts are computed.

D.           Notwithstanding Section 7.3.B and 7.3.C hereof, this Agreement shall not be amended with respect to any Member adversely affected, and no action may be taken by the Managing Member, without the Consent of such Member adversely affected if such amendment or action would (i) convert a Non-Managing Member’s interest in the Company into a Managing Member’s interest, (ii) modify the limited liability of a Non-Managing Member, (iii) alter rights of the Member to receive distributions pursuant to Article 5 or Section 13.3.A(4), or the allocations specified in Article 6 (except as permitted pursuant to Section 4.4 and Section 7.3.C(1) hereof), (iv) materially alter or modify the rights to an Exchange as set forth in Section 8.6, and related definitions hereof or (v) amend this Section 7.3.D.  Further, no amendment may alter the restrictions on the Managing Member’s authority set forth elsewhere in this Section 7.3 without the Consent specified in such section.  Any such amendment or action consented to by any Member shall be effective as to that Member, notwithstanding the absence of such consent by any other Member.

E.           Except as otherwise permitted by Section 11.2, the Company shall pay to each Non-Managing Member the Make-Whole Payment, if any, as provided below if the Company takes any of the following actions during the Tax Protection Period without the prior Consent of the Non-Managing Members:

(1)          cause or permit the Company to merge, consolidate or combine with or into any other partnership, limited partnership, limited liability company, corporation or other person, to sell or otherwise dispose of all or substantially all of its assets, or to reclassify or change its outstanding equity interests; except in connection with a transaction described in Sections 7.1.A(1), 7.1.A(4), and 7.1.A(22);

(2)          sell, dispose, convey or otherwise transfer any of the real properties the Company acquired in connection with the transactions consummated pursuant to the Contribution Agreement (collectively, the “Real Properties”) or any Successor Properties, in a transaction that causes holders of Non-Managing Member Units to recognize taxable income under the Code on account of a Built-in Gain, other than a casualty loss, taking by eminent domain or pursuant to the exercise of a purchase option granted to a Person pursuant to any document or instrument executed pursuant to the Contribution Agreement; provided that the Company shall use commercially reasonable efforts to apply the proceeds of any such casualty or taking to the restoration or replacement of such Real Properties or Successor Properties in a transaction qualifying under Code Section 1033; or

(3)          (A) replace or refinance any nonrecourse indebtedness set forth on Schedule 7.3 encumbering the Real Properties (“Existing Indebtedness”), unless such indebtedness is replaced or refinanced with other indebtedness satisfying the requirements set forth below (“Replacement Indebtedness”), (B) prepay the Existing Indebtedness or any Replacement Indebtedness, including Replacement Indebtedness assumed or taken subject to in a transaction qualifying under Code Section 1031, and (C) convert the Existing Indebtedness or Replacement Indebtedness from nonrecourse indebtedness to recourse indebtedness; provided, however, the above limitations shall not prevent (i) regularly scheduled periodic principal payments on Existing Indebtedness or Replacement Indebtedness (including full payment at maturity) and (ii) the replacement, prepayment, or refinancing of the Existing Indebtedness or any Replacement Indebtedness, provided such replacement, prepayment, or refinancing shall be made with Replacement Indebtedness.  Any Replacement Indebtedness shall (x) be nonrecourse, (y) not require principal repayments during such period that are greater than the payments required on the Existing Indebtedness replaced by such debt during such period, and (z) be secured solely by the Real Property or Properties which secure the Existing Indebtedness or the Replacement Indebtedness that is being refinanced.  The determination of whether indebtedness is recourse or nonrecourse shall be determined under Code Section 752.

(4)          Each Non-Managing Member shall have the option from time to time during the Tax Protection Period to guarantee debt of the Company (or enter into a reimbursement agreement with respect to debt of the Company) in an amount up to its share of the Recourse Debt Amount as determined by the Non-Managing Member Representative, provided that the aggregate amount to be guaranteed shall not exceed the Recourse Debt Amount.  If a Non-Managing Member elects to guarantee debt as described in this Section 7.3.E(4), the Company, the Managing Member, and such Non-Managing Member agree to enter into a reimbursement agreement substantially in the form attached hereto as Exhibit C.  The Company shall be required to ensure that there is a sufficient level of debt available to all Non-Managing Members for such guarantees, but not greater in the aggregate, than the Recourse Debt Amount; provided, however, that each Non-Managing Member shall be solely responsible for providing accurate information to the Company regarding the level of debt deemed “sufficient” by such Non-Managing Member, and the Company shall be deemed to have satisfied its obligations under this Section 7.3.E(4) with respect to a Non-Managing Member if it acts in good faith reliance on information delivered to the Company by such Non-Managing Members without any duty to question the accuracy of such information. The Company may incur or repay such indebtedness from time to time as it so chooses; provided, however, if the Company intends to repay, in whole or in part, or to substitute other debt for, indebtedness of the Company that one or more Non-Managing Members has guaranteed (or with respect to which one or more Non-Managing Members has entered into a reimbursement agreement) in accordance with this Section 7.3.E(4), the Company shall provide notice to the Non-Managing Member Representative prior to such repayment or substitution and such additional information as the Non-Managing Member Representative shall reasonably request to permit such Non-Managing Member(s) to decide whether or not to enter into different and/or additional guarantees or reimbursement agreements (as the case may be).  The notice described in the immediately preceding sentence shall be deemed to have been satisfied so long as the Company provides notice to the Non-Managing Member Representative at least fifteen (15) calendar days prior to any such repayment or substitution of indebtedness.

In the event that the prior Consent of the Non-Managing Members is not required for the Managing Member, on behalf of the Company, to take or engage in any of the actions described in the foregoing subparagraphs (1) and (2), the Managing Member may take such action only after providing the Non-Managing Members with not less than 30 days notice of its intention to do so.

F.            Except as otherwise permitted by Section 11.2, the Company shall pay to the Non-Managing Members the Make-Whole Payment as provided below if the Company takes any action to dissolve or otherwise terminate the Company during the Dissolution Protection Period.  In the event the Managing Member intends to dissolve or otherwise terminate the Company following the Dissolution Protection Period, it shall give not less than thirty (30) days notice to that effect to the Non-Managing Member prior to taking such action.  In the event the Managing Member provides the Non-Managing Members notice of its intent to dissolve or otherwise terminate the Company after June 30th of any year, the closing of the termination or dissolution shall not occur prior to January 1 of the subsequent year.

G.           Any event in Sections 7.3.E and 7.3.F that triggers the obligation of the Company to make a Make-Whole Payment (as defined below) is called a “Triggering Event.”  The Company shall pay to each Non-Managing Member an amount (the “Make-Whole Payment”) equal to the aggregate federal, state and local income taxes, if any, incurred by the Non-Managing Member as a result of a Triggering Event.  Any such federal, state and local income taxes shall be deemed to be the amount of gain or income recognized by the Non-Managing Members multiplied by the then highest rate or rates applicable to such gain or income for the year in which such gain or income is recognized grossed up to include any federal, state and local income taxes incurred by the Non-Managing Member by reason of the receipt of the payment from the Company.  No effect shall be given in determining the amount of the Make-Whole Payment of a Non-Managing Member’s taxable income, tax deductions, tax credits, tax carry forwards nor to any other of their tax benefits or tax attributes.  The Make-Whole Payment hall be made within a reasonable period of time after the Triggering Event, but in no event later than the date by which the Non-Managing Member would be required to make the applicable tax payment.

H.           The parties agree that the sole and exclusive rights and remedies to which the Non-Managing Members may be entitled at law or in equity in connection with any Triggering Event shall be for payment of the Make-Whole Payment pursuant to Section 7.3.G, and no Non-Managing Member shall be entitled to pursue any other claim with respect to a Triggering Event.  If any Non-Managing Member notifies the Company of a claim that the Company owes a Make-Whole Payment, the Managing Member, on behalf of the Company, and the Non-Managing Member shall negotiate in good faith to resolve any disagreements regarding any such Triggering Event.  If any such disagreement cannot be resolved by the parties within thirty (30) days after the receipt by the Company of the notice in accordance with the preceding sentence, the Managing Member, on behalf of the Company, and the Non-Managing Member shall jointly retain a nationally recognized independent public accounting firm (an “Accounting Firm”) to act as an arbitrator to resolve as expeditiously as possible all points of any such disagreement (including, without limitation, whether a Triggering Event has occurred and, if so, the amount of the applicable Make-Whole Payment that the Non-Managing Member is entitled to as a result thereof, determined as set forth in Section 7.3.G).  If the parties cannot agree on an Accounting Firm, each of the Managing Member, on behalf of the Company, and the Non-Managing Member shall retain an Accounting Firm, and the Accounting Firms selected shall jointly retain a third Accounting Firm.  If the two Accounting Firms cannot agree upon a third Accounting Firm within thirty (30) days, such matter shall be referred to a court of competent jurisdiction to select the third Accounting Firm.  The Accounting Firms shall be instructed to resolve as expeditiously as possible all points of any such disagreement (including, without limitation, whether a Triggering Event has occurred and, if so, the amount of the applicable Make-Whole Payment that the Non-Managing Member is entitled to as a result thereof, determined as set forth in Section 7.3.G).  All determinations made by the Accounting Firm or the Accounting Firms, as the case may be, with respect to the resolution of whether a Triggering Event has occurred shall be final, conclusive and binding on the Company and the Non-Managing Member.  The fees and expenses of any Accounting Firms incurred in connection with any such determination shall be shared equally by the Company and the Non-Managing Member.

Section 7.4        Compensation of the Managing Member

A.           The Managing Member shall not be compensated for its services as the manager of the Company.  Distributions, payments and allocations to which the Managing Member may be entitled in its capacity as the Managing Member shall not constitute compensation for services rendered by the Managing Member as provided in this Agreement (including the provisions of Articles 5 and 6 hereof).

B.           Subject to Sections 7.4.C and 15.12 hereof, the Company shall be liable, and shall reimburse the Managing Member on a monthly basis (or such other basis as the Managing Member may determine in its sole and absolute discretion), for all sums expended in connection with the Company’s business.  Any such reimbursements shall be in addition to any reimbursement of the Managing Member as a result of indemnification pursuant to Section 7.7 hereof.

C.           To the extent practicable, Company expenses shall be billed directly to and paid by the Company.  Subject to Section 15.12 hereof, reimbursements to the Managing Member or any of its Affiliates by the Company shall be allowed, however, for the actual cost to the Managing Member or any of its Affiliates of operating and other expenses of the Company, including, without limitation, the actual cost of goods, materials and administrative services related to (i) Company operations, (ii) company accounting, (iii) communications with Members, (iv) legal services, (v) tax services, (vi) computer services, (vii) risk management, (viii) mileage and travel expenses and (ix) such other related operational and administrative expenses as are necessary for the prudent organization and operation of the Company.  “Actual cost of goods and materials” means the actual cost to the Managing Member or any of its Affiliates of goods and materials used for or by the Company obtained from entities not affiliated with the Managing Member, and “actual cost of administrative services” means the pro rata cost of personnel (as if such persons were employees to the Company) providing administrative services to the Company.  The cost for such services to be reimbursed to the Managing Member or any Affiliate thereof shall be the lesser of the Managing Member’s or Affiliate’s actual cost, or the amount the Company would be required to pay to independent parties for comparable administrative services in the same geographic location.

D.           The Managing Member shall also be reimbursed for all expenses it incurs relating to any issuance of additional Membership Interests, Debt of the Company, or rights, options, warrants or convertible or exchangeable securities of the Company pursuant to Article VIII hereof (including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of such expenses are considered by the Members to constitute expenses of, and for the benefit of, the Company.

To the extent that reimbursements to the Managing Member or any of its Affiliates by the Company pursuant to this Section 7.4 would constitute gross income to the Managing Member for purposes of Code Section 856(c)(2) or 856(c)(3), then such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c).

Section 7.5        Other Business of Managing Member

The Managing Member shall devote to the Company such time as may be necessary for the performance of its duties as Managing Member, but the Managing Member is not required, and is not expected, to devote its full time to the performance of such duties.  The Managing Member may engage independently or with others in other business ventures of every nature and description, including, without limitation, the ownership of other properties and the making or management of other investments.  Nothing in this Agreement shall be deemed to prohibit the Managing Member or any Affiliate of the Managing Member from dealing, or otherwise engaging in business with, Persons transacting business with the Company, or from providing services related to the purchase, sale, financing, management, development or operation of real or personal property and receiving compensation therefor, not involving any rebate or reciprocal arrangement that would have the effect of circumventing any restriction set forth herein upon dealings with the Managing Member or any Affiliate of the Managing Member.  Neither the Company nor any Member shall have any right by virtue of this Agreement or the relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Company, shall not be deemed wrongful or improper.

Section 7.6        Contracts with Affiliates

A.           Subject to Section 7.6.B below, the Company may lend or contribute to Persons in which it has an equity investment, and such Persons may borrow funds from the Company, on terms and conditions established in the sole and absolute discretion of the Managing Member.  The foregoing authority shall not create any right or benefit in favor of any Person.

B.           The Managing Member or any of its Affiliates, directly or indirectly, shall be permitted to sell, transfer or convey any property to, or purchase any property from, or borrow funds from, or lend funds to, the Company or engage in any other transaction with the Company, but only upon terms determined by the Managing Member in good faith to be fair and reasonable and comparable to terms that could be obtained from an unaffiliated party in an arm’s length transaction, except as otherwise expressly permitted by this Agreement; provided, however, that notwithstanding the foregoing, the Managing Member shall at all times be entitled to cause the Company to mortgage, pledge, encumber or hypothecate the Properties, any property owned by a Subsidiary of the Company or any portion thereof as security for the debt of Managing Member or any of its Affiliates.

Section 7.7        Indemnification

A.           To the fullest extent permitted by applicable law, the Company shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney’s fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Company (“Actions”) as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful.  Without limitation the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Company or any Subsidiary of the Company (including, without limitation, any indebtedness which the Company or any Subsidiary of the Company has assumed or taken subject to), and the Managing Member is hereby authorized and empowered, on behalf of the Company, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A.  The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding.  Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Company, and any insurance proceeds from the liability policy covering the Managing Member and any Indemnitees, and neither the Managing Member nor any Non-Managing Member shall have any obligation to contribute to the capital of the Company or otherwise provide funds to enable the Company to fund its obligations under this Section 7.7.

B.           Reasonable expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Company as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

C.           The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

D.           The Company may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company’s activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

E.           In no event may an Indemnitee subject any of the Members to personal liability by reason of the indemnification provisions set forth in this Agreement.

F.            An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

G.           The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.  Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Company’s liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

H.           If and to the extent any reimbursements to the Managing Member pursuant to this Section 7.7 constitute gross income to the Managing Member (as opposed to the repayment of advances made by the Managing Member on behalf of the Company) such amounts shall constitute guaranteed payments within the meaning of Code Section 707(c), shall be treated consistently therewith by the Company and all Members, and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.

Section 7.8        Liability of the Managing Member

A.           Notwithstanding anything to the contrary set forth in this Agreement, neither the Managing Member nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Company, any Members or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the Managing Member or such director or officer acted in good faith.

B.           The Non-Managing Members expressly acknowledge that the Managing Member is acting for the benefit of the Company, the Members and the Managing Member’s shareholders collectively, that the Managing Member is under no obligation to give priority to the separate interests of the Members or the Managing Member’s shareholders (including, without limitation, the tax consequences to Members, Assignees or the Managing Member’s shareholders) in deciding whether to cause the Company to take (or decline to take) any actions and that the Managing Member shall not be liable to the Company or to any Member for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Non-Managing Members in connection with such decisions, provided that the Managing Member has acted in good faith and has not breached its express covenants set forth in this Agreement.

C.           Subject to its obligations and duties as Managing Member set forth in Section 7.1.A hereof, the Managing Member may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents.  The Managing Member shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

D.           Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Managing Member’s, and its officers’ and directors’, liability to the Company and the Non-Managing Members under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9        Other Matters Concerning the Managing Member

A.           The Managing Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

B.           The Managing Member may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the Managing Member reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

C.           The Managing Member shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact.  Each such attorney shall, to the extent provided by the Managing Member in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the Managing Member hereunder.

D.           Notwithstanding any other provisions of this Agreement or the Act, any action of the Managing Member on behalf of the Company or any decision of the Managing Member to refrain from acting on behalf of the Company undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Managing Member to continue to qualify as a REIT, (ii) for the Managing Member otherwise to satisfy the REIT Requirements or (iii) to allow the Managing Member to avoid incurring any liability for taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Non-Managing Members.

Section 7.10     Title to Company Assets

Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively with other Members or Persons, shall have any ownership interest in such Company assets or any portion thereof.  All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which legal title to such Company assets is held.

Section 7.11     Reliance by Third Parties

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Managing Member has full power and authority, without the consent or approval of any other Member or Person, to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any contracts on behalf of the Company, and take any and all actions on behalf of the Company, and such Person shall be entitled to deal with the Managing Member as if it were the Company’s sole party in interest, both legally and beneficially.  Each Non-Managing Member hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Managing Member in connection with any such dealing.  In no event shall any Person dealing with the Managing Member or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the Managing Member or its representatives.  Each and every certificate, document or other instrument executed on behalf of the Company by the Managing Member or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.

ARTICLE 8.
RIGHTS AND OBLIGATIONS OF MEMBERS

Section 8.1        Limitation of Liability

The Non-Managing Members shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

Section 8.2        Managing of Business

No Non-Managing Members or Assignee (other than the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company.  The transaction of any such business by the Managing Member, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Non-Managing Members or Assignees under this Agreement.

Section 8.3        Outside Activities of Members

Subject to any agreements entered into by a Member or its Affiliates with the Managing Member, the Company or a Subsidiary (including, without limitation, any employment agreement), any Member and any Assignee, officer, director, employee, agent, trustee, Affiliate or shareholder of any Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities that are in direct or indirect competition with the Company or that are enhanced by the activities of the Company.  Neither the Company nor any Member shall have any rights by virtue of this Agreement in any business ventures of any Member or Assignee.  Subject to such agreements, none of the Members nor any other Person shall have any rights by virtue of this Agreement or the relationship established hereby in any business ventures of any other Person (other than the Managing Member, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to any agreements entered into by a Member or its Affiliates with the Managing Member, the Company or a Subsidiary, to offer any interest in any such business ventures to the Company, any Member or any such other Person, even if such opportunity is of a character that, if presented to the Company, any Member or such other Person, could be taken by such Person.

Section 8.4        Return of Capital

Except pursuant to the rights of Exchange set forth in Section 8.6 hereof, no Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Company as provided herein.  Except to the extent provided in Article 5, Article 6 and Article 13 hereof or otherwise expressly provided in this Agreement, no Member or Assignee shall have priority over any other Member or Assignee either as to the return of Capital Contributions or as to profits, losses, distributions or credits.

Section 8.5        Rights of Non-Managing Members Relating to the Company

A.           In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Non-Managing Member shall have the right, for a purpose reasonably related to such Non-Managing Member’s Membership Interest in the Company, upon written demand with a statement of the purpose of such demand and at such Non-Managing Member’s own expense:

(1)          to obtain a copy of (i) the most recent annual and quarterly reports filed with the SEC by the Managing Member pursuant to the Exchange Act and (ii) each report or other written communication sent to the shareholders of the Managing Member;

(2)          to obtain a copy of the Company’s federal, state and local income tax returns for each Fiscal Year;

(3)          to obtain a current list of the name and last known business, residence or mailing address of each Member;

(4)          to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

(5)          to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Member, and the date on which each became a Member.

B.           The Company shall notify any Non-Managing Member of the then current Adjustment Factor or any change made to the Adjustment Factor or to the REIT Shares Amount within 30 days following such change or adjustment.

C.           Notwithstanding any other provision of this Section 8.5, the Managing Member may keep confidential from the Non-Managing Members, for such period of time as the Managing Member determines in its sole and absolute discretion to be reasonable, any information that (i) the Managing Member believes to be in the nature of trade secrets or other information the disclosure of which the Managing Member in good faith believes is not in the best interests of the Company or could damage the Company or its business or (ii) the Company or the Managing Member is required by law or by agreements with unaffiliated third parties to keep confidential.

Section 8.6        Exchange Rights

A.           On or after the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the “First Traunch Non-Managing Member Units”), and on or after the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Members which were issued by the Company at any time after the Initial Closing Date (the “Second Traunch Non-Managing Member Units”) (all such Non-Managing Member Units being hereafter called “Tendered Units”) in exchange (an “Exchange”) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.  Notwithstanding the foregoing, a third party lender that has acquired a Membership Interest upon the foreclosure of debt secured by such Membership Interest in accordance with Section 11.3.A hereof shall have the right to tender such Non-Managing Member Units for Exchange (subject to the terms and conditions set forth herein) and require the Managing Member to acquire all of those Non-Managing Member Units which were acquired by such lender pursuant to such foreclosure and which were issued by the Company at least one year prior to the related Specified Exchange Date regardless of whether the Second Exchange Date will have occurred by the related Specified Exchange Date.  Any Exchange shall be exercised pursuant to a Notice of Exchange delivered to the Managing Member by the Non-Managing Member exercising the Exchange right (the “Tendering Party”).  On the Specified Exchange Date, the Tendering Party shall sell the Tendered Units to the

Managing Member in exchange for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount.  Any Tendered Units so acquired by the Managing Member pursuant to this Section 8.6.A shall be held by the Managing Member as Non-Managing Member Units with all the rights and preferences relating thereto as provided in this Agreement.  The Tendering Party shall submit (i) such information, certification or affidavit as the Managing Member may reasonably require in connection with the Ownership Limit and (ii) in the event the REIT Shares issuable upon such Exchange are not registered for resale under the Securities Act, such written representations, investment letters, legal opinions or other instruments necessary, in the Managing Member’s view, to effect compliance with the Securities Act.  If a Cash Amount is to be delivered upon the Exchange, the Cash Amount shall be delivered as a certified check payable to the Tendering Party or, in the Managing Member’s sole discretion, in immediately available funds.  If REIT Shares are to be delivered upon the Exchange, the REIT Shares Amount shall be delivered by the Managing Member as duly authorized, validly issued, fully paid and nonassessable REIT Shares (and, if applicable, Rights), free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit, and other restrictions provided in the Charter or the Bylaws of the Managing Member in the event the REIT Shares issuable upon such Exchange are not registered for resale under the Securities Act, the Securities Act and relevant state securities or “blue sky” laws.  The Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Exchange Date.  REIT Shares issued upon an acquisition of the Tendered Units by the Managing Member pursuant to this Section 8.6.A may contain such legends regarding restrictions on Transfer or ownership to protect the Managing Member’s tax status as a REIT and in the event the REIT Shares issuable upon such Exchange are not registered for resale under the Securities Act, restrictions under the Securities Act and applicable state securities laws as the Managing Member in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

B.           Notwithstanding anything herein to the contrary, with respect to any Exchange pursuant to this Section 8.6:

(1)          The consummation of any Exchange shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.

(2)          Each Tendering Party shall continue to own all LLC Units subject to any Exchange, and be treated as a Member with respect to such LLC Units for all purposes of this Agreement, until such LLC Units are Transferred to the Managing Member and paid for or exchanged on the Specified Exchange Date. Until a Specified Exchange Date and an acquisition of the Tendered Units by the Managing Member pursuant to Section 8.6.A hereof, the Tendering Party shall have no rights as a shareholder of the Managing Member with respect to the REIT Shares issuable in connection with such acquisition.

C.           In connection with an exercise of Exchange rights pursuant to this Section 8.6, the Tendering Party shall submit the following to the Managing Member, in addition to the Notice of Exchange:

(1)          A written affidavit, dated the same date as, and accompanying, the Notice of Exchange, (a) disclosing the actual and Constructive Ownership, as determined for purposes of Code Sections 856(a)(6), 856(h), 856(d)(2)(b) and 856(d)(5), of REIT Shares by (i) such Tendering Party and (ii) any Related Party and (b) representing that, after giving effect to the Exchange, neither the Tendering Party nor any Related Party will have actual, Beneficial Ownership or Constructive Ownership of a number of REIT Shares that is in excess of the Ownership Limit;

(2)          A written representation that neither the Tendering Party nor any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Exchange on the Specified Exchange Date; and

(3)          An undertaking to certify, at and as a condition to the closing of the Exchange that either (a) the actual, Beneficial Ownership and Constructive Ownership of REIT Shares by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 8.6.C(1) or (b) after giving effect to the Exchange, neither the Tendering Party nor any Related Party shall have actual, Beneficial Ownership or Constructive Ownership of a number of REIT Shares that is in violation of the Ownership Limit.

D.           The number of LLC Units outstanding on the date of a distribution pursuant to Section 5.6.A(2) will be reduced on the date of the distribution (the “Reduction Date”) by the aggregate number of LLC Units (the “Total Units”) determined by dividing (i) the excess, if any, of (a) the aggregate amount of the distributions so made pursuant to Section 5.6.A(2) over (b) the NMM Sharing Amount divided by the aggregate of the Non-Managing Members’ Percentage Interests by (ii) the Value on the Reduction Date.  The Non-Managing Member Units shall be reduced (each such reduction a “Reduction”) by a number of LLC Units (rounded down to the nearest whole unit) (the “Reduction Units”) determined by dividing (i) the excess of (a) the aggregate amount of distributions made on the Reduction Date to Non-Managing Members and Assignees pursuant to Section 5.6.A(2), over (b) the NMM Sharing Amount by (ii) the Value on the Reduction Date.  The Reduction Units shall be allocated (as closely as practicable in whole units) among the holders of Non-Managing Member Units in accordance with their respective holdings of Non-Managing Member Units.  The Managing Member Units shall be reduced by a number of Managing Member Units equal to the difference between the number of Total Units and the number of Reduction Units.  To reflect the foregoing reduction, each Member shall return to the Managing Member the certificate evidencing the Reduction Units allocated to him or it or the Managing Member Units so reduced which will be canceled and a new certificate evidencing the reduced number of Managing Member Units or Non-Managing Member Units shall be immediately issued to such Member by the Managing Member on behalf of the Company.  In the event the number of outstanding Non-Managing Member Units held by a Non-Managing Member or Assignee is reduced (pursuant to this Section 8.6.D or otherwise) to zero, such Non-Managing Member or Assignee shall cease to have an interest in the Company (other than the right to receive final distributions and allocations resulting from the liquidation of their interest).

Section 8.7        Fiduciary Duties

Pursuant to the terms of a Management Agreement, The Boyer Company, L.C. has been retained by the Company as manager and non-exclusive leasing agent for certain of the Transferred Properties and as a result has certain duties and obligations to the Company in its capacity as manager of the Transferred Properties, whether specifically provided for in the Management Agreement or otherwise imposed by law.  The Boyer Company, L.C. is not currently a Non-Managing Member of the Company but may hereafter be admitted as such in accordance with and subject to the terms hereof.  Accordingly, in the event The Boyer Company, L.C. shall be admitted as a Non-Managing Member of the Company, it is agreed that no additional or special duties or obligations shall be imposed upon The Boyer Company, L.C. as a manager merely by virtue of its status as a Non-Managing Member that would not otherwise be imposed on it as the manager of the Transferred Properties, provided, however, that nothing set forth in this Section 8.7 shall be deemed to modify or diminish any fiduciary duties or obligations that The Boyer Company, L.C. may owe to the Company or its Members in connection with its status as a Non-Managing Member.

ARTICLE 9.
BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 9.1        Records and Accounting

A.           The Managing Member shall keep or cause to be kept at the principal office of the Company those records and documents required to be maintained by the Act and other books and records deemed by the Managing Member to be appropriate with respect to the Company’s business, including, without limitation, all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof.  Any records maintained by or on behalf of the Company in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

B.           The books of the Company shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with GAAP, or on such other basis as the Managing Member determines to be necessary or appropriate.  To the extent permitted by sound accounting practices and principles, the Company and the Managing Member may operate with integrated or consolidated accounting records, operations and principles.

Section 9.2        Fiscal Year

The Fiscal Year of the Company shall be the calendar year.

Section 9.3        Reports

A.           As soon as practicable, but in no event later than ninety (90) days after the close of each calendar quarter, the Managing Member shall cause to be mailed to each Member of record as of the last day of the calendar quarter, a copy of the general ledger of the Company covering the calendar quarter and a copy of the general ledger of any Subsidiary of the Company.

Section 9.4        Cooperation Regarding Tax Matters Relating to Contributed Properties

A.           In connection with the issuance of Non-Managing Member Units to any contributor of property to the Company (each, a “Contributor”), including the issuance of Non-Managing Member Units to the Initial Non-Managing Members upon the contributions of the Transferred Properties to the Company pursuant to the Contribution Agreement, each Contributor shall deliver to the Company at or prior to the effective date of such issuance, at the Contributor’s sole cost and expense, the following information prepared as of the date of such anticipated contribution.

(1)          depreciation and amortization schedules for the assets constituting the property or properties to be contributed to the Company (collectively, the “Contributed Properties”), as kept for both book and tax purposes, showing original basis and accumulated depreciation or amortization;

(2)          basis information (computed for both book and tax purposes, if different) for all assets that are components of the Contributed Properties;

(3)          the adjusted basis of the Contributor and any constituent partners or members of the Contributor in their interests in the Company; and

(4)          calculations of the estimated amounts of gain to be realized and recognized by the Contributor (if any) as a result of the transactions involving the Contributed Properties in accordance with this Agreement and showing the method by which such amounts are calculated.

B.           The Company is relying on the information provided or to be provided to it under this Section 9.4 as to the adjusted tax basis of the Contributed Properties and the relevant depreciation schedules thereto in determining the amount of Built-in Gain on a going forward basis.

C.           Each Contributor shall provide reasonable assistance to the Company and the Managing Member to enable the Company and the Managing Member to prepare their tax returns.  The Contributor shall deliver to the Company copies of its final federal, state and local tax returns (including information returns), including associated Schedules K-1, for the tax year in which the contribution of the Contributed Properties occurs, including any amendments thereto, and to notify the Company, in writing, of any audits of such return, or of any audits for other tax years that could affect the amounts shown on the returns for the tax year in which the Closing occurs.  Copies of such returns shall be provided to the Company in draft form at least ten (10) days before they are filed, and in final form upon filing.  The Contributor shall also provide to the Company, promptly upon receipt, any notice that it receives from any of its direct or indirect constituent partners or members that such partner(s) or member(s)  intends to prepare its tax returns in a manner inconsistent with the returns filed by the Contributor.  The Contributor understands and agrees that the tax returns filed by the Contributor will be substantially consistent with the information provided to the Company pursuant to this Section 9.4.

ARTICLE 10.
TAX MATTERS

Section 10.1     Preparation of Tax Returns

The Managing Member shall arrange for the preparation and timely filing of all returns with respect to Company income, gains, deductions, losses and other items required of the Company for federal and state income tax purposes and shall use all commercially reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Members for federal and state income tax reporting purposes.

Section 10.2     Tax Elections

Except as otherwise provided herein, the Managing Member shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, without limitation, the election under Section 754 of the Code.  The Managing Member shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 754) upon the Managing Member’s determination in its sole and absolute discretion that such revocation is in the best interests of the Members.

Section 10.3     Tax Matters Partner

A.           The Managing Member shall be designated and shall operate as “Tax Matters Partner” (as defined in Code Section 6231), to oversee or handle matters relating to the taxation of the Company; provided, however, that the Consent of the Non-Managing Members shall be required to settle any administrative proceeding or institute or settle any litigation with respect to tax issues if such action (i) is reasonably likely to affect materially the Non-Managing Members, and (ii) does not relate to the Managing Member’s tax status as a REIT.

B.           Income tax returns of the Company shall be prepared by such certified public accountant(s) as the Managing Member shall retain at the expense of the Company.

Section 10.4     Organizational Expenses

The Company shall elect to deduct expenses, if any, incurred by it in organizing the Company ratably over a sixty (60) month period as provided in Code Section 709.

ARTICLE 11.
TRANSFERS AND WITHDRAWALS

Section 11.1     Transfer

A.           No part of the interest of a Member shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

B.           No Membership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11.  Any Transfer or purported Transfer of a Membership Interest not made in accordance with this Article 11 shall be null and void ab initio.

Section 11.2     Transfer of Managing Member’s Membership Interest

A.           Except in connection with a transaction described in Section 11.2.B, the Managing Member shall not withdraw from the Company and shall not Transfer all or any portion of its interest in the Company without the Consent of all of the Non-Managing Members, which may be given or withheld by each Non-Managing Member in its sole and absolute discretion.  Upon any Transfer of the Membership Interest of the Managing Member in accordance with the provisions of this Section 11.2, the transferee shall become a Substitute Managing Member for all purposes herein, and shall be vested with the powers and rights of the transferor Managing Member, and shall be liable for all obligations and responsible for all duties of the Managing Member, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Membership Interest so acquired.  It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor Managing Member under this Agreement with respect to such Transferred Membership Interest, and such Transfer shall relieve the transferor Managing Member of its obligations under this Agreement accruing subsequent to the date of such Transfer.  In the event the Managing Member withdraws from the Company, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the Managing Member, all of the remaining Members may elect to continue the Company business by selecting a Substitute Managing Member in accordance with the Act.

B.           The Managing Member shall not engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, or change of its outstanding equity interests (a “Termination Transaction”), unless either (i) the Termination Transaction has been approved by the Consent of the Non-Managing Members or (ii) in connection with the Termination Transaction, all holders of LLC Units (other than the Managing Member) either will receive for each LLC Unit, or will be entitled to receive, for each LLC Unit (in lieu of the REIT Shares Amount) upon an Exchange of the LLC Unit pursuant to Section 8.6 hereof, an amount of cash, securities, or other property equal to the amount that would have been paid to the holder had the LLC Unit been Exchanged for REIT Shares pursuant to Section 8.6 hereof immediately prior to the consummation of the Termination Transaction subject, in the event of an Exchange of the LLC Unit pursuant to Section 8.6 hereof subsequent to the consummation of the Termination Transaction, to further adjustment to the extent provided in this Agreement to compensate for the dilutive effect of certain transactions described herein; provided, however, that, if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, each

Member shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such Member would have received had it exchanged its LLC Units for REIT Shares pursuant to Section 8.6 immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer.

Section 11.3     Non-Managing Members’ Rights to Transfer

A.           General.  No Non-Managing Member shall Transfer all or any portion of its Membership Interest, or any of such Non-Managing Member’s economic rights as a Non-Managing Member, to any transferee without first offering such Membership Interest to the Managing Member and otherwise obtaining the consent of the Managing Member, which consent (i) may be withheld in its sole and absolute discretion with respect to taxable Transfers, and (ii) with respect to non-taxable Transfers, shall not be unreasonably withheld; provided, however, that notwithstanding the foregoing or any other provisions of this Agreement, any Non-Managing Member may, without the consent of the Managing Member, (x) pledge all or any portion of its Membership Interest to a lender to such Member to secure indebtedness to such lender and Transfer such Membership Interest to such lender upon foreclosure of the debt secured by such Membership Interest, so long as any such pledge or other Transfer would not otherwise violate the provisions of this Agreement or (y) transfer all or any portion of its Membership Interest or economic rights as a Non-Managing Member to a partner of such Non-Managing Member in liquidation of such partner’s interest in such Non-Managing Member, to a family member of such Non-Managing Member or to an organization described in Sections 170(b)(1)(A), 170(c)(2) or 501(c)(3) of the Code, so long as any such Transfer would not otherwise violate the provisions of this Agreement.

B.           Conditions to Transfer.  It is a condition to any Transfer otherwise permitted hereunder that the transferee assume by operation of law or express agreement all of the obligations of the transferor Member under this Agreement with respect to such Transferred Membership Interest.  Notwithstanding the foregoing, any transferee of any Transferred Membership Interest shall be subject to the Ownership Limits and any and all ownership limitations contained in the Charter.  Any transferee, whether or not admitted as a Substituted Member, shall take subject to the obligations of the transferor hereunder.  Unless admitted as a Substituted Member, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

C.           Incapacity.  If a Non-Managing Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Non-Managing Member’s estate shall have all the rights of a Non-Managing Member, but not more rights than those enjoyed by other Non-Managing Members, for the purpose of settling or managing the estate, and such power as the Incapacitated Non-Managing Member possessed to Transfer all or any part of its interest in the Company.  The Incapacity of a Non-Managing Member, in and of itself, shall not dissolve or terminate the Company.

D.           Opinion of Counsel.  In connection with any Transfer of a Membership Interest, the Managing Member shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Company or the Membership Interests Transferred.  If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Company or the LLC Units, the Managing Member may prohibit any Transfer by a Member of Membership Interests otherwise permitted under this Section 11.3.

E.           Transfers to Lenders.  No Transfer of any LLC Units may be made to a lender to the Company or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Company whose loan constitutes a Nonrecourse Liability, without the consent of the Managing Member, in its sole and absolute discretion; provided that, as a condition to such consent, the lender will be required to enter into an arrangement with the Company and the Managing Member to redeem or exchange for the REIT Shares Amount any LLC Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a member in the Company for purposes of allocating liabilities to such lender under Code Section 752.

Section 11.4     Substituted Members

A.           Each Non-Managing Member shall have the right to substitute a transferee (including any transferees pursuant to Transfers permitted by Section 11.3 hereof) as a Member in its place so long as the Transfer of such Non-Managing Member’s LLC Units is otherwise made pursuant to the terms and in satisfaction of the conditions of this Agreement, specifically including the provisions of Section 11.3 and Sections 11.4.B and C. hereof.

B.           A transferee who has been admitted as a Substituted Member in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Member under this Agreement.  The admission of any transferee as a Substituted Member shall be subject to the transferee executing and delivering to the Company an acceptance of all of the terms and conditions of this Agreement (including without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required to effect the admission).

C.           Upon receipt of written notice from a Non-Managing Member that the transferee of its LLC Units is to be admitted by the Company as a Substituted Member, the Managing Member shall amend Exhibit A to reflect the name, address, Capital Account, number of LLC Units and Percentage Interest of such Substituted Member and to eliminate or adjust, if necessary, the name, address, Capital Account, number of LLC Units and Percentage Interest of the predecessor of such Substituted Member (and any other Member, as necessary).

Section 11.5     Assignees

If upon the Transfer of its LLC Units, the transferring Non-Managing Member does not substitute the transferee as a Member in its place as a Substituted Member as described in Section 11.4 hereof, such transferee shall be considered an Assignee for purposes of this Agreement.  An Assignee shall be entitled to all the rights of an assignee of a limited liability company interest under the Act, including the right to receive distributions from the Company and the share of Net Income, Net Loss and other items of income, gain, loss, deduction and credit of the Company attributable to the LLC Units assigned to such transferee, the rights to Transfer the LLC Units provided in this Article 11, and the right of Exchange provided in Section 8.6, but shall not be deemed to be a Member of LLC Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent or vote with respect to such LLC Units on any matter presented to the Members for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Member).  In the event that any such transferee desires to make a further assignment of any such LLC Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Members desiring to make an assignment of LLC Units.  The Managing Member shall have no liability under any circumstance with respect to any Assignee as to which it does not have notice.

Section 11.6     General Provisions

A.           No Non-Managing Member may withdraw from the Company other than (i) as a result of a permitted Transfer of all of such Non-Managing Member’s LLC Units in accordance with this Article 11 and the transferee(s) of such LLC Units being admitting to the Company as a Substituted Member or (ii) pursuant to an Exchange by the Non-Managing Member of all of its LLC Units under Section 8.6 hereof.

B.           Any Non-Managing Member who shall Transfer all of its LLC Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Member; (ii) pursuant to the exercise of its rights to effect an Exchange of all of its LLC Units under Section 8.6 hereof; (iii) pursuant to a Reduction; or (iv) pursuant to a combination of Transfers of the types specified in the foregoing (i) - (iii), shall cease to be a Member.

C.           Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Company, unless the Managing Member otherwise agrees.

D.           All distributions of Available Cash attributable to an LLC Unit with respect to which the LLC Record Date is before the date of a Transfer or an Exchange of the LLC Unit shall be made to the transferor Member and all distributions of Available Cash thereafter attributable to such LLC Unit shall be made to the transferee Member.

E.           Notwithstanding anything to the contrary set forth herein, in addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Membership Interest by any Member (including any redemption or any Exchange or any other acquisition of LLC Units by the Company) be made:

(a)          to any person or entity who lacks the legal right, power or capacity to own a Membership Interest;

(b)          in violation of applicable law;

(c)          without the consent of the Managing Member, which may be granted or withheld in its sole and absolute discretion if such Transfer would, in the opinion of counsel to the Company or the Managing Member, cause an increased tax liability to any other Member or Assignee as a result of the termination of the Company, in either case for federal or state income or franchise tax purposes (except in the case of a Terminating Capital Transaction or as a result of the Exchange of LLC Units pursuant to Section 8.6 hereof);

(d)          without the consent of the Managing Member, which may be granted or withheld in its sole and absolute discretion if such Transfer could, as determined in the sole discretion of the Managing Member, (i) result in the Company being treated as an association taxable as a corporation for federal income tax or for state income or franchise tax purposes, (ii) adversely affect the ability of the Managing Member to continue to qualify as a REIT or would subject the Managing Member to any additional taxes under Code Section 857 or Code Section 4981 or (iii) such Transfer could be treated as having been effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704, or such Transfer fails to satisfy a “safe-harbor” preventing such treatment (as set forth in Treasury Regulations under Code Section 7704 or any successor provision);

(e)          if such Transfer would cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or a “disqualified person” (as defined in Code Section 4975(c));

(f)           if such Transfer would, in the opinion of legal counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101;

(g)          if such Transfer causes the Company (as opposed to the Managing Member) to become a reporting company under the Exchange Act;

(h)          if such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; or

(i)           without the consent of the Managing Member, which may be granted or withheld in its sole and absolute discretion, if such Transfer would result in the Company having more than 100 Members (including as Members those persons indirectly owning an interest in the Company through a partnership, limited liability company, S corporation or grantor trust (such entity, a “flow through entity”), but only if substantially all of the value of such person’s interest in the flow through entity is attributable to the flow through entity’s interest (direct or indirect) in the Company) (the “One Hundred Member Limit”).

F.            No Non-Managing Member will take or allow any Affiliate to take any action that would cause a violation of the One Hundred Member Limit.

ARTICLE 12.
ADMISSION OF MEMBERS

Section 12.1     Admission of Successor Managing Member

A successor to all of the Managing Member’s Membership Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor Managing Member shall be admitted to the Company as the Managing Member, effective immediately upon such Transfer.  Any such successor shall carry on the business of the Company without dissolution.  In each case, the admission shall be subject to the successor Managing Member executing and delivering to the Company an acceptance of all of the terms, conditions and applicable obligations of this Agreement and such other documents or instruments as may be required to effect the admission.

Section 12.2     Admission of Additional Members

A.           A Person (other than an existing Member) who makes a Capital Contribution to the Company in accordance with this Agreement shall be admitted to the Company as an Additional Member, only upon furnishing to the Managing Member (i) evidence of acceptance, in form and substance satisfactory to the Managing Member, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, and (ii) such other documents or instruments as may be required in the sole and absolute discretion of the Managing Member in order to effect such Person’s admission as an Additional Member.

B.           Notwithstanding anything to the contrary in this Section 12.2, except pursuant to the transactions contemplated by the Contribution Agreement, no Person shall be admitted as an Additional Member without the Consent of the Non-Managing Members and Managing Member, which may be given or withheld by each Non-Managing Member and Managing Member in its sole and absolute discretion.  The admission of any Person as an Additional Member shall become effective on the date upon which the name of such Person is recorded on the books and records of the Company, following the Consent of the Non-Managing Members and Managing Member to such admission.

C.           If any Additional Member is admitted to the Company on any day other than the first day of a Fiscal Year, then Net Income, Net Loss, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Members and Assignees for such Fiscal Year shall be allocated among such Additional Member and all other Members and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the Managing Member.  Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Member occurs shall be allocated among all the Members and Assignees including such Additional Member, in accordance with the principles described in Section 11.6.C hereof.  All distributions of Available Cash with respect to which the LLC Record Date is before the date of such admission shall be made solely to Members and Assignees other than the Additional Member, and all distributions of Available Cash thereafter shall be made to all the Members and Assignees including such Additional Member.

Section 12.3     Amendment of Agreement and Certificate

For the admission to the Company of any Member, the Managing Member shall take all steps necessary and appropriate under the Act to amend the records of the Company and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

Section 12.4     Limitation on Admission of Members

No Person shall be admitted to the Company as a Substituted Member or an Additional Member if, in the opinion of legal counsel for the Company, it would result in the Company being treated as a corporation for federal income tax purposes or otherwise cause the Company to become a reporting company under the Exchange Act.

ARTICLE 13.
DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1     Dissolution

The Company shall not be dissolved by the admission of Substituted Members or Additional Members or by the admission of a successor Managing Member in accordance with the terms of this Agreement.  Upon the withdrawal of the Managing Member, any successor Managing Member shall continue the business of the Company without dissolution.  However, the Company shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a “Liquidating Event”):

A.           [Intentionally Omitted]

B.           an event of withdrawal of the Managing Member, as defined in the Act (other than an event of bankruptcy), unless, within 90 days after the withdrawal, a Majority of Remaining Members agree in writing to continue the business of the Company and to the appointment, effective as of the date of withdrawal, of a substitute Managing Member;

C.           subject to the provisions of Section 7.3.E hereof, an election to dissolve the Company made by the Managing Member;

D.           entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Act;

E.           the sale of all or substantially all of the assets and properties of the Company;

F.            a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the Managing Member is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the Managing Member, in each case under any Bankruptcy Law as now or hereafter in effect, unless prior to or within 90 days after the entry of such order or judgment a Majority of Remaining Members Consent in writing to continue the business of the Company and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute Managing Member;

G.           the Incapacity of the Managing Member, unless prior to or within 90 days after such Incapacity a Majority of Remaining Members agree in writing to continue the business of the Company and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute Managing Member; or

H.           the Exchange of all LLC Units (other than those held by the Managing Member) or, at the election of the Managing Member, which election may be made it its sole and absolute discretion, at any time after the end of the Dissolution Protection Period.

Section 13.2     Exchange of Non-Managing Member Units

Notwithstanding anything in this Agreement to the contrary, on or after such time as the Managing Member has the right to dissolve the Company, or at any time with respect to Members that are an organization described in Sections 170(b)(1)(A), 170(c)(2) or 501(c)(3) of the Code, the Managing Member may, in its sole and absolute discretion, require each Non-Managing Member (by delivering a Call Notice to such Non-Managing Member) to tender all of its Non-Managing Member Units to the Managing Member in exchange for, at the election of and in the sole and absolute discretion of the Managing Member, either (i) an amount of cash equal to the sum of (a) the Cash Amount and (b) the NMM Sharing Amount, calculated as if all of the Real Properties then owned by the Company were sold in a taxable transaction at their fair market values, or (ii) a number of REIT Shares equal to the sum of (a) the REIT Shares Amount payable on the Specified Exchange Date and otherwise in accordance with the procedures and provisions set forth in Section 8.6.A, and (b) a number of REIT Shares with a value equal to the amount set forth in Section 13.2(i)(b).

Section 13.3     Winding Up

A.           Upon the occurrence of a Liquidating Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Members.  After the occurrence of a Liquidating Event, no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs.  The Managing Member (or, in the event that there is no remaining Managing Member, any Person elected by a Majority in Interest of the Non-Managing Members (the Managing Member or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company’s liabilities and property, and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Managing Member, include shares of stock in the Managing Member) shall be applied and distributed in the following order:

(1)          First, to the satisfaction of all of the Company’s debts and liabilities to creditors other than the Members and their Assignees (whether by payment or the making of reasonable provision for payment thereof);

(2)          Second, to the satisfaction of all of the Company’s debts and liabilities to the Managing Member (whether by payment or the making of reasonable provision for payment thereof);

(3)          Third, to the satisfaction of all of the Company’s debts and liabilities to the other Members and any Assignees incurred with the consent of the Managing Member (whether by payment or the making of reasonable provision for payment thereof), pro rata based upon the amount of the debts and liabilities owing to the respective Member or Assignee; and

(4)          The balance, if any, to the Members and any Assignees in accordance with and proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article 13.

B.           Notwithstanding the provisions of Section 13.3.A hereof that require liquidation of the assets of the Company, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Company the Liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss to the Members, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Members as creditors) and/or distribute to the Members, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.3.A hereof, undivided interests in such Company assets as the Liquidator deems not suitable for liquidation.  Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Members, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.  The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

C.           In the event that the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b) (2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Members and Assignees that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b) (2)(ii)(b) (2) to the extent of, and in proportion to, their positive Capital Account balances.  If any Member has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever.  In the sole and absolute discretion of the Managing Member or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article 13 may be withheld or escrowed to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld or escrowed amounts shall be distributed to the Members in the manner and order of priority set forth in Section 13.3.A hereof as soon as practicable.

Section 13.4     Deemed Distribution and Recontribution

Notwithstanding any other provision of this Article 13, in the event that the Company is liquidated within the meaning of Regulations Section 1.704-1(b) (2)(ii)(g), but no Liquidating Event has occurred, the Company’s Property shall not be liquidated, the Company’s liabilities shall not be paid or discharged and the Company’s affairs shall not be wound up.  Instead, for federal and state income tax purposes, the Company shall be deemed to have distributed its assets in kind to the Members, who shall be deemed to have assumed and taken such assets subject to all Company liabilities, all in accordance with their respective Capital Accounts.  Immediately thereafter, the Members shall be deemed to have recontributed the Company assets in kind to the Company, which shall be deemed to have assumed and taken such assets subject to all such liabilities.

Section 13.5     Rights of Members

Except as otherwise provided in this Agreement, (a) each Member shall look solely to the assets of the Company for the return of its Capital Contribution, (b) no Member shall have the right or power to demand or receive property other than cash from the Company and (c) except as provided in this Agreement, no Member shall have priority over any other Member as to the return of its Capital Contributions, distributions or allocations.

Section 13.6     Notice of Dissolution

In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Members pursuant to Section 13.1 hereof, result in a dissolution of the Company, the Managing Member shall, within 30 days thereafter, provide written notice thereof to each of the Members and, in the Managing Member’s sole and absolute discretion or as required by the Act, to all other parties with whom the Company regularly conducts business (as determined in the sole and absolute discretion of the Managing Member), and the Managing Member may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conduct business (as determined in the sole and absolute discretion of the Managing Member).

Section 13.7     Cancellation of Certificate

Upon the completion of the liquidation of the Company’s cash and property as provided in Section 13.3 hereof, the Company shall be terminated and the Certificate and all qualifications of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Company shall be taken.

Section 13.8     Reasonable Time for Winding-Up

A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 13.3 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Members during the period of liquidation.

Section 13.9     Liability of Liquidator

The Liquidator shall be indemnified and held harmless by the Company from and against any and all claims, liabilities, costs, damages, and causes of action of any nature whatsoever arising out of or incidental to the Liquidator’s taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidator shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arises out of (i) a matter entirely unrelated to the Liquidator’s action or conduct pursuant to the provisions of this Agreement or (ii) the proven willful misconduct or gross negligence of the Liquidator.

ARTICLE 14.
PROCEDURES FOR ACTIONS AND CONSENTS
OF MEMBERS; AMENDMENTS; MEETINGS

Section 14.1     Procedures for Actions and Consents of Members

The actions requiring consent or approval of Non-Managing Members pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 14.

Section 14.2     Amendments

Except for amendments to Exhibit A as provided in Sections 7.3.C, 11.4.C and 12.3 hereof, amendments to this Agreement may be proposed by the Managing Member or by a Majority in Interest of the Non-Managing Members.  Following such proposal, the Managing Member shall submit any proposed amendment to the Members.  The Managing Member shall seek the written Consent of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that the Managing Member may deem appropriate.  The affirmative vote or consent, as applicable, of the holders of a majority of the outstanding LLC Units is required for the approval of a proposed amendment.  For purposes of obtaining a written consent, the Managing Member may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a consent that is consistent with the Managing Member’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite consents are received even if prior to such specified time.

Section 14.3     Meetings of the Members

A.           Meetings of the Members may be called by the Managing Member and shall be called upon the receipt by the Managing Member of a written request by a Majority in Interest of the Non-Managing Members.  The call shall state the nature of the business to be transacted.  Notice of any such meeting shall be given to all Members not less than seven days nor more than 30 days prior to the date of such meeting.  The meeting shall be held at the headquarters office of the Managing Member or at such other location as may be designated by the Managing Member.  Members may vote in person or by proxy at such meeting.  Whenever the vote or Consent of Members is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Members or may be given in accordance with the procedure prescribed in Section 14.3.B hereof.

B.           Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if a written consent setting forth the action so taken is signed by Members holding a majority of the LLC Units (or such other percentage as is expressly required by this Agreement for the action in question).  Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of Members holding a majority of the LLC Units (or such other percentage as is expressly required by this Agreement).  Such consent shall be filed with the Managing Member.  An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

C.           Each Member may authorize any Person or Persons to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting.  Every proxy must be signed by the Member or its attorney-in-fact.  No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date).  Every proxy shall be revocable at the pleasure of the Member executing it, such revocation to be effective upon the Company’s receipt of written notice of such revocation from the Member executing such proxy.

D.           Each meeting of Members shall be conducted by the Managing Member or such other Person as the Managing Member may appoint pursuant to such rules for the conduct of the meeting as the Managing Member or such other Person deems appropriate in its sole and absolute discretion.  Without limitation, meetings of Members may be conducted in the same manner as meetings of the Managing Member’s shareholders and may be held at the same time as, and as part of, the meetings of the Managing Member’s shareholders.

ARTICLE 15.
GENERAL PROVISIONS

Section 15.1     Addresses and Notice

Any notice, demand, request or report required or permitted to be given or made to a Member or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) (i) in the case of a Member, to that Member at the address set forth in Exhibit A or such other address of which the Member shall notify the Managing Member in writing and (ii) in the case of an Assignee, to the address of which such Assignee shall notify the Managing Member in writing.

Section 15.2     Titles and Captions

All article or section titles or captions in this Agreement are for convenience only.  They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.  Except as specifically provided otherwise, references to “Articles” or “Sections” are to Articles and Sections of this Agreement.

Section 15.3     Pronouns and Plurals

Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 15.4     Further Action

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 15.5     Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 15.6     Creditors

Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

Section 15.7     Waiver

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 15.8     Counterparts

This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

Section 15.9     Applicable Law

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.  In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

Section 15.10  Entire Agreement

This Agreement, the Contribution Agreement and the other agreements executed on the Effective Date as provided in the Contribution Agreement contain all of the understandings and agreements between and among the Members with respect to the subject matter of this Agreement and the rights, interests and obligations of the Members with respect to the Company.

Section 15.11  Invalidity of Provisions

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 15.12  Limitation to Preserve REIT Status

Notwithstanding anything else in this Agreement, to the extent any amount paid, credited or reimbursed to the Managing Member or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the Managing Member for purposes of Sections 856(c)(2) or 856(c)(3) of the Code, then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the Managing Member in its discretion from among items of potential reimbursement, fees, expenses and indemnities, shall be reduced for any Fiscal Year so that the REIT Payments, as so reduced, to, for or with respect to such REIT Member shall not exceed the lesser of:

(i)           an amount equal to the excess, if any, of (a) four and seventeen one-hundredths percent (4.17%) of the Managing Member’s total gross income (but not including the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (H) of Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the Managing Member from sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (but not including the amount of any REIT Payments); or

(ii)          an amount equal to the excess, if any, of (a) twenty-five percent (25%) of the Managing Member’s total gross income (but not including the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3)) of the Code derived by the Managing Member from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in subparagraphs (i) and (ii) above may be made if the Managing Member, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect the Managing Member’s ability to qualify as a REIT.  To the extent that REIT Payments may not be made in a Fiscal Year as a consequence of the limitations set forth in this Section 15.12, such REIT Payments shall carry over and be treated as arising in the following Fiscal Year; provided, however, that such amount shall not carry over for more than five (5) years, and if not paid within such five (5) year period, shall expire; provided, further, that (a) as REIT Payments are made, such payments shall be applied first to carry over amounts outstanding, if any, and (b) with respect to carry over amounts for more than one Fiscal Year, such payment shall be applied to the earliest Fiscal Year first.

Section 15.13  No Partition

No Member nor any successor-in-interest to a Member shall have the right while this Agreement remains in effect to have any property of the Company partitioned, or to file a complaint or institute to any proceeding at law or in equity to have such property of the Company partitioned, and each Member, on behalf of itself and its successors and assigns hereby waives any such right.  It is the intention of the Members that the rights of the parties hereto and their successors-in-interest to Company property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Members and their successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

Section 15.14  Non-Managing Member Representative

A.           All actions taken by the Non-Managing Member Representative pursuant to those provisions of this Agreement which authorize the Non-Managing Member Representative to so act shall be binding upon all Non-Managing Members as if they had individually taken such action and each Non-Managing Member, by entering into or agreeing to be bound by the provisions of this Agreement, authorize the Non-Managing Member Representative to take such actions on his, her or its behalf and agree that the actions so taken shall be binding upon him, her or it to the same extent as if he, she or it had taken the action directly.

B.           The holders of a majority of the outstanding Non-Managing Members Units shall be entitled to replace the Non-Managing Member Representative by delivering to the Managing Member a written notice signed by the holders of a majority of the outstanding Non-Managing Members Units stating (i) that the notice is being provided to the Managing Member pursuant to this Section 15.14.B, (ii) that the Members signing the notice own of record on the books of the Company a majority of the outstanding Non-Managing Members Units, (iii) that the Members signing the notice desire to replace the person then serving as the Non-Managing Member Representative with the person named in the notice, and (iv) specifying the date on which the appointment of the named individual to replace the then serving Non-Managing Member Representative shall be effective (which shall be a date not earlier than the fourteenth day after the date on which the notice shall have been delivered to the Managing Member).  The appointment of the new Non-Managing Member Representative specified in the notice shall be effective on the date specified in the notice and upon effectiveness, the individual previously serving as the Non-Managing Member Representative shall cease to be entitled to act in that capacity under this Agreement.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

NON-MANAGING MEMBERS:

THE BOYER COMPANY, L.C.,
a Utah limited liability company,
in its capacity as Managing Member of each limited liability company named below as a “Non-Managing Member” and in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member”

	By:	/s/ Kem C. Gardner
	Name:	Kem C. Gardner
	Its:	President and Manager

Property	Non-Managing Member

[OLD MILL II]	BOYER OLD MILL II, L.C., a Utah limited liability company

[ARUP I/ARUP II]	BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

[ARUP III]	BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company CHIMNEY RIDGE, L.C., a Utah limited liability company

[MYRIAD I/MYRIAD III]	BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership
[MYRIAD II]	BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

[STANSBURY]	BOYER STANSBURY II, L.C., a Utah limited liability company

[RANCHO VISTOSO]	BOYER RANCHO VISTOSO, L.C., a Utah limited liability company
[WESLEY]	BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

[HCA SUPPLY]	BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

[TATUM DENTAL]	BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company
[LANSING]	AMARILLO BELL ASSOCIATES, a Utah general partnership

[EVANSTON]	BOYER EVANSTON, L.C., a Utah limited liability company

[DENVER I / DENVER II]	BOYER DENVER MEDICAL, L.C., a Utah limited liability company
[NORTHWEST II]	BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company

[CALDWELL]	BOYER CALDWELL MEDICAL, L.C., a Utah limited liability company

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

c/o The Boyer Company, L.C. 127 South 500 East, Suite 310 Salt Lake City, Utah 84102		with a copy to: Parr, Waddoups, Brown, Gee & Loveless 185 South State Street, Suite 1300 Salt Lake City, Utah 84111-1536
Attention:	Steven B. Ostler	Attention:	David E. Gee, Esq.
Telephone No.:	(801) 521-4781	Telephone No.:	(801) 532-7840
Facsimile No.:	(801) 521-4793	Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052.00
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609.00
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619.00
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991.00
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383.00
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294,000	$1,809,162.84	$34.80	51,987.00
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597.00
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685.00
Total Non-Managing Member Units		$7,187,135,419.00	$25,714,677.99		738,923.00

A-1

EXHIBIT B
NOTICE OF EXCHANGE

To:                             Health Care Property Investors, Inc.
4675 MacArthur Court, Suite 900
Newport Beach, California 92660

The undersigned Member or Assignee hereby irrevocably tenders for Exchange __________ LLC Units in HCPI/Utah II, LLC in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August ___, 2001 (the “Agreement”), and the Exchange rights referred to therein.  The undersigned Member or Assignee:

(a)           undertakes (i) to surrender such LLC Units and any certificate therefor at the closing of the Exchange and (ii) to furnish to the Managing Member, prior to the Specified Exchange Date, the documentation, instruments and information required under Section 8.6.D of the Agreement;

(b)           directs that, at the sole discretion of the Managing Member, either (i) a certified check representing the Cash Amount deliverable upon closing of the Exchange be delivered to the address specified below or (ii) a certificate(s) representing the REIT Shares deliverable upon the closing of such Exchange be delivered to the address specified below;

(c)           represents, warrants, certifies and agrees that: (1) the undersigned Member or Assignee has, and at the closing of the Exchange will have, good, marketable and unencumbered title to such LLC Units, free and clear of the rights or interests of any other person or entity, (2) the undersigned Member or Assignee has, and at the closing of the Exchange will have, the full right, power and authority to tender and surrender such LLC Units as provided herein, (3) the undersigned Member or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender, and (4) such Exchange is in compliance with the provisions of Section 8.6 of the Agreement; and

(d)           acknowledges that it will continue to own such LLC Units until and unless such Exchange transaction closes.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:
Name of Member or Assignee:

(Signature of Member or Assignee)

(Street Address)

	(City)	(State)	(Zip)

Signature Guaranteed by:

Issue REIT Shares in the name of:

Please insert social security or identifying number:

B-1

EXHIBIT C

FORM OF REIMBURSEMENT AGREEMENT

THIS REIMBURSEMENT AGREEMENT (this “Agreement”) is entered into as of _____________, ____, by and among __________________________________________ (each a “Reimbursor” and collectively the “Reimbursors”), and HCPI/Utah II, LLC, a Delaware limited liability company (the “Company”).

RECITALS

A.        Pursuant to a Contribution Agreement and Escrow Instructions dated August__, 2001, (the “Contribution Agreement”) by and among Health Care Property Investors, Inc., a Maryland corporation, the Company, the Reimbursors, The Boyer Company, L.C., a Utah limited liability company, and the other parties named therein, the Reimbursors contributed (the “Contribution”) certain properties to the Company in exchange for membership interests (“LLC Units”) in the Company.

B.        [In connection with the Contribution, the Company assumed and/or took the contributed properties subject to various liabilities and debts of Reimbursors including, but not limited to, the mortgage loan from ________________________(“Lender”) to Boyer-Research Park Associates, Ltd. evidenced by a promissory note in the original principal amount of _______________ dated _______   (the “Loan”)/pursuant to Section 7.3.E(4) of the Company’s Limited Liability Company Agreement, the Company borrowed $_______ from  __________________(“Lender”) as evidenced by that certain promissory note in the original principal amount of $_____________________ dated _________ (the “Loan”)]. All of the documents or agreements evidencing or securing or otherwise relating to the Loan shall be referred to herein as the “Loan Documents.”

C.        [___________________________/the Managing Member] (the “Guarantor”)  has guaranteed payment of $______________ of the Loan.  That guarantee is referred to herein as the “Guarantee.”

D.        Pursuant to Section 7.3.E(4) of the Limited Liability Company Agreement of the Company, each Reimbursor wishes to agree to pay, and thereby bear the economic risk of loss with respect to, a portion of the Loan if an “event of default” as defined in the Loan Documents (“Default”) occurs with respect to the Loan and the Lender is otherwise unable to recover that amount from the Company.

E.         The owners of the Reimbursors (the “Owners”) have agreed pursuant to separate Owner Reimbursement Agreements of even date herewith (the “Owner Reimbursement Agreements”) to reimburse the Reimbursors in which they hold equity interests for each such Owner’s respective share of the amount of any payment made by the Reimbursors hereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Reimbursors and the Company hereby agree as follows:

Exhibit C

AGREEMENT

1.         Term.   Each Reimbursor’s obligations hereunder shall be effective from the date hereof through the termination date applicable to such Reimbursor, which termination date shall be the earlier of: (a) repayment in full of the Loan; (b) __________________, or such later date as the Reimbursor may irrevocably designate from time to time by written notice given to the Company at least 30 days prior to the date this Agreement would otherwise terminate; or (c) the date which is 90 days after the date that the Reimbursor ceases to own any LLC Units; provided, however, that if at the time a Reimbursor’s obligations hereunder would otherwise terminate the Loan is in Default or an event has occurred which with the passage of time will result in a Default, then this Agreement shall not terminate as to the Reimbursor and the Reimbursor’s obligations hereunder shall continue in full force and effect until such Default is cured under the terms of the Loan Documents and any required reimbursement from Reimbursor is paid in full.

2.         Reimbursement Obligations.

(a)        In the event of a Default with respect to the Loan, each Reimbursor shall contribute to the Company or, if directed by the Company, pay directly to the Lender [or Guarantor if that Guarantor is the Managing Member of the Company] on behalf of the Company, an amount equal to the Reimbursor’s allocable share of the Shortfall Amount (as defined below) after the Lender has fully and completely exhausted its remedies against the Company’s other assets.  Each Reimbursor’s maximum reimbursement liability hereunder is set forth on Schedule 1 attached hereto. No demand shall be made under this Agreement for payment or contribution of the Shortfall Amount or any portion thereof until such time as the Lender shall have fully and completely exhausted its remedies against the Company’s other assets (including any real and personal property securing the repayment of the Loan), or following the date any such Default is cured.  The “Shortfall Amount” shall equal the excess of (a) $___________________ or the amount of outstanding principal and accrued interest owed on the Loan immediately prior to the Default, whichever is less; over (b) the sum of all amounts recovered and the fair market value of all property obtained by Lender, if any, from the Company after the Default in proceedings against the Company under the Loan Documents (including, without limitation, principal, interest, late fees, penalties, and costs of collection), but excluding amounts paid] under the Guarantee.  Subject to reduction under Section 2(b) below, each Reimbursor’s allocable share of the Shortfall Amount shall be equal to the product of (x) the total Shortfall Amount, multiplied by (y) the percentage listed opposite the Reimbursor’s name on Exhibit A attached hereto.   Each Reimbursor’s obligation to pay their allocable share of the Shortfall Amount set forth in this Section 2 shall be referred to herein as its “Reimbursement Obligation.”

(b)        If: (i) a Reimbursor distributes to one or more of its partners or members some, but not all, of the LLC Units received in the Contribution (or the proceeds from the exchange or other disposition of some, but not all, of such LLC Units) in redemption of their ownership interests in the Reimbursor; (ii) no Default has occurred and is continuing with respect to the Loan; and (ii) neither a Default nor an event which with the passage of time will give rise to a Default occurs within 90 days after such distribution, then the amount of the Reimbursement Obligation otherwise applicable to the distributing Reimbursor under Section

2

2(a) above shall be reduced by a percentage equal to a fraction the numerator of which is the number of such LLC Units distributed, exchanged or redeemed and the denominator of which is the total number of LLC Units that the Reimbursor received in the Contribution transaction.  For example, if 2,000 out of 10,000 LLC Units that a Reimbursor received in a Contribution transaction are redeemed and the conditions of this Section 2(b) are met, the otherwise applicable Reimbursement Obligation of that Reimbursor would be reduced by 20-percent 90 days after such redemption.

(c)        Each Reimbursor shall be liable with respect to its allocable Reimbursement Obligation until termination of that obligation under Section 1 above. Termination or reduction of a Reimbursor’s Obligations under this Agreement shall not increase, decrease or otherwise affect the allocable Reimbursement Obligation of any other Reimbursor.

(d)       Notwithstanding any agreement between any Reimbursor and any other person, or any state law or interpretation thereof, no Reimbursor shall be entitled to indemnification, contribution or reimbursement from any other person with respect to any amounts paid or payable by Reimbursor hereunder except for Reimbursor’s right to reimbursement under the separate Owner Reimbursement Agreement executed by its partners or members.

3.                                    Miscellaneous.

(a)        The Lender and its successors in interest are intended to be third party beneficiaries of this Agreement.

(b)          This Agreement shall be binding upon, and shall inure to the benefit of, the successors in interest and assigns of the parties hereto.

(c)        This Agreement may be executed in one or more counterparts, all of which shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

3

IN WITNESS WHEREOF, the parties have executed this Reimbursement Agreement the day and year first above written.

“REIMBURSORS”

“COMPANY”

HCPI/UTAH II, LLC,
a Delaware limited liability company

By:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation,
its Managing Member

By:
Name:
Its:

4

SCHEDULE 1

Reimbursors and Their Allocable Shortfall Percentages

Name	Shortfall Percentage

5

SCHEDULE 1.1
REDUCED TAX PROTECTION PERIOD PROPERTY

Wesley
Lansing
Evanston MOB
Caldwell

SCHEDULE 7.3
EXISTING INDEBTEDNESS

Property	Lender	Principal Amount of Loan at Initial Closing
ARUP I/II/III	The Northwestern Mutual Life Insurance Company	$13,789,007.17

AMENDMENT NO. 1

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC (“Amendment”) is made and entered into effective as of October 30, 2001, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and the Boyer Company, L.C., a Utah limited liability company (“Boyer”), as managing member or general partner of each other member of HCPI/Utah II, LLC.

RECITALS

A.                                Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “LLC Agreement”).

B.                                 The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                    Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

2.                                    HCPI/Wesley.  The following definition of “HCPI/Wesley” shall be added to Article I:

“HCPI/Wesley” shall mean HCPI/Wesley, LLC, a Delaware limited liability company and Subsidiary of the Company.

3.                                    First Exchange Date.  The definition of “First Exchange Date” contained in Article I is hereby deleted and replaced with the following:

“First Exchange Date” means August 17, 2002.

4.                                    Initial Non-Managing Members.  The definition of “Initial Non-Managing Members” contained in Article I is hereby deleted and replaced with the following:

“Initial Non-Managing Members” means the Non-Managing Members who acquired their Non-Managing Member Units in exchange for the Transferred Properties.

5.                                    Preferred Return Per Unit.  The definition of “Preferred Return Per Unit” contained in Article I is hereby deleted and replaced with the following:

“Preferred Return Per Unit” means with respect to each Non-Managing Member Unit outstanding on an LLC Record Date an amount initially equal to zero, and increased cumulatively on each LLC Record Date by the Preferred Return Per Unit Increase; provided, however, that (i) the increase in the Preferred Return Per Unit on the first LLC Record Date after the Initial Closing shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is 48 days (i.e., the number of days between the Initial Closing Date and the last day of the calendar quarter in which the Initial Closing occurs) and the denominator of which shall be 92 days; (ii) the increase in the Preferred Return Per Unit with respect to the Non-Managing Member Units issued on a Subsequent Closing Date that occurs prior to the LLC Record Date that is established during the same calendar quarter in which such Subsequent Closing Date occurs shall be zero, and the increase in the Preferred Return Per Unit on the next following LLC Record Date with respect to such Non-Managing Member Units shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is the number of days between the such Subsequent Closing Date and the last day of the calendar quarter in which such Subsequent Closing occurs and the denominator of which shall be 91 days; (iii) the increase in the Preferred Return Per Unit that occurs on the first LLC Record Date following a Subsequent Closing that occurs after the LLC Record Date established during the same calendar quarter in which such Subsequent Closing occurs (“Post Record Date Subsequent Closing”), with respect to those Non-Managing Member Units issued in connection with such Post Record Date Subsequent Closing, shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on such Post Record Date Subsequent Closing and ending on the last day of the calendar quarter in which such Post Record Date Subsequent Closing occurs, and the denominator of which shall be 91 days.

6.                                    Preferred Return Per Unit Increase.  The following definition of “Preferred Return Per Unit Increase” shall be added to Article I:

“Preferred Return Per Unit Increase” means with respect to an LLC Record Date (except as provided in the definition of Preferred Return Per Unit), an amount equal to the product of (i) the cash dividend per

2

REIT Share declared by the Managing Member for holders of REIT Shares on that LLC Record Date, multiplied by (ii) the Adjustment Factor in effect on that LLC Record Date.

7.                                    Transferred Properties.  The definition of “Transferred Properties” contained in Article I is hereby deleted and replaced with the following:

“Transferred Properties” means the “Properties” as that term is defined in the Contribution Agreement, except for the Properties known as “Stansbury” and “Wesley” which are to be contributed to HCPI/Stansbury and HCPI/Wesley, respectively, and shall also mean a one-hundred percent (100%) membership interest in HCPI/Stansbury and a one-hundred percent (100%) membership interest in HCPI/Wesley.

8.                                    Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

9.                                    Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

10.                            Defined Terms.  All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[Signatures on Next Page]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

4

NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,
a Utah limited liability company,

in its capacity as Managing Member of each limited liability company named below as a “Non-Managing Member” and in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member”

	By:	/s/ Kem C. Gardner
	Name:	Kem C. Gardner
	Its:	Manager

Non-Managing Member

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company

CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

AMARILLO BELL ASSOCIATES, a Utah general partnership

BOYER EVANSTON, L.C., a Utah limited liability company

BOYER DENVER MEDICAL, L.C., a Utah limited liability company

BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company

BOYER CALDWELL MEDICAL, L.C., a Utah limited liability company

5

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

c/o The Boyer Company, L.C. 127 South 500 East, Suite 310 Salt Lake City, Utah 84102		with a copy to: Parr, Waddoups, Brown, Gee & Loveless 185 South State Street, Suite 1300 Salt Lake City, Utah 84111-1536
Attention:	Steven B. Ostler	Attention:	David E. Gee, Esq.
Telephone No.:	(801) 521-4781	Telephone No.:	(801) 532-7840
Facsimile No.:	(801) 521-4793	Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294.00	$1,809,162.84	$34.80	51,987
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685
Boyer Stansbury II, L.C.	Stansbury	$3,588,800.00	$1,182,155.39	$34.80	33,969
Boyer-Alta View Associates, Ltd.	Wesley	$3,836,000.00	$1,001,889.25	$34.80	28,789
Total Non-Managing Member Units		$80,387,513.00	$27,898,722.63		801,681

Managing Member

Address:

Health Care Property Investors, Inc. 4675 MacArthur Court, Suite 900 Newport Beach, California 92660		with a copy to: Latham & Watkins 650 Town Center Drive, 20th Floor Costa Mesa, California 92626
Attention:	Edward J. Henning, Esq.	Attention:	David C. Meckler, Esq.
Telephone No.:	(949) 221-0600	Telephone No.:	(714) 540-1235
Facsimile No.:	(949) 221-0607	Facsimile No.:	(714) 755-8290

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Health Care Property Investors, Inc.	Cash (Initial Closing)	$32,813,385.11	$32,813,385.11	$34.80	942,913
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 10/30/01)	$489,374.08	$489,374.08	$34.80	14,062
Total Managing Member Units		$33,302,759.19	$33,302,759.19		956,975

AMENDMENT NO. 2

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC (“Amendment”) is made and entered into effective as of July 3, 2002, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership (“New Member”), and all other Non-Managing Members set forth on the signature page hereto.

RECITALS

A.                                Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001, as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001 (as so amended, the “LLC Agreement”).

B.                                 Managing Member, HCPI/Utah II, LLC, a Delaware limited liability company (“Company”), and the parties identified as “Transferors” on the signature page thereto are parties to that certain Contribution Agreement and Escrow Instructions dated August 17, 2002 (the “Original Contribution Agreement”).  Company, Managing Member and New Member are concurrently herewith entering into that certain First Amendment to Contribution Agreement and Escrow Instructions, (“First Amendment to Contribution Agreement”) pursuant to which New Member is contributing the Property known as “Myriad Airport” to Company in exchange for Non-Managing Member Units.  The Original Contribution Agreement and the First Amendment to Contribution Agreement are collectively referred to herein as the “Contribution Agreement”.

C.                                 The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                    Admission of New Member.  Managing Member hereby consents to and admits New Member as an Additional Member (as defined in the LLC Agreement) and a Non-Managing Member of Company.

2.                                    Agreement to Become Additional Member and to Be Bound by LLC Agreement.  New Member hereby agrees to become an Additional Member and Non-Managing Member of Company and to be bound by all terms of the LLC Agreement, as hereby amended.  New Member hereby acknowledges receipt of a copy of the LLC Agreement.

3.                                    Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

4.                                    Total Required Debt Amount.  Pursuant to the definitions of “Total Required Debt Amount” and “Recourse Debt Amount” set forth in Article 1 of the LLC Agreement, the Non-Managing Member Representative hereby informs the Managing Member and the Company that the Total Required Debt Amount as of the date of this Agreement is $10,303.035.

5.                                    Consent of Non-Managing Members.  Pursuant to Section 12.2 of the LLC Agreement, each of the Non-Managing Members hereby consents to (a) the admission of New Member as an Additional Member and a Non-Managing Member of the Company and (b) the Company’s acquisition of the Myriad Airport Property.

6.                                    Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgement and Consent dated as of June 12, 2002 by and among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), the Company, each of the entities affiliated with Borrower that is a signatory thereto under the designation “Pledgor,” and Managing Member, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit B attached hereto.

7.                                    Non-Managing Members.  Notwithstanding anything to the contrary in the LLC Agreement, upon the effectiveness of this Amendment, the only Non-Managing Members of the Company are New Member and each of the Non-Managing Members identified on the signature page hereto.

8.                                    Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

9.                                    Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

10.                            Defined Terms.  All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[Signatures on Next Page]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

NEW MEMBER:	BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership, by its General Partner:

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ Steven B. Ostler
	Name:	Steven B. Ostler
	Its:	Manager

3

NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,

a Utah limited liability company,

in its capacity as (i) Managing Member of each limited liability company named below as a “Non-Managing Member,” (ii) in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member,” and (iii) in its capacity as the Non-Managing Member Representative

	By:	/s/ Steven B. Ostler
	Name:	Steven B. Ostler
	Its:	Manager

Non-Managing Members

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company

CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

4

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

c/o The Boyer Company, L.C. 127 South 500 East, Suite 310 Salt Lake City, Utah 84102		with a copy to: Parr, Waddoups, Brown, Gee & Loveless 185 South State Street, Suite 1300 Salt Lake City, Utah 84111-1536
Attention:	Steven B. Ostler	Attention:	David E. Gee, Esq.
Telephone No.:	(801) 521-4781	Telephone No.:	(801) 532-7840
Facsimile No.:	(801) 521-4793	Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294.00	$1,809,162.84	$34.80	51,987
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685
Boyer Stansbury II, L.C.	Stansbury	$3,588,800.00	$1,182,155.39	$34.80	33,969
Boyer-Alta View Associates, Ltd.	Wesley	$3,836,000.00	$1,001,889.25	$34.80	28,789
Boyer-106th South Associates, Ltd.	Myriad Airport	$4,596,364.53	$1,629,428.06	$43.13	37,781
Total Non-Managing Member Units		$84,983,877.53	$29,528,150.69		839,462

Managing Member

Address:

Health Care Property Investors, Inc. 4675 MacArthur Court, Suite 900 Newport Beach, California 92660		with a copy to: Latham & Watkins 650 Town Center Drive, 20th Floor Costa Mesa, California 92626
Attention:	Edward J. Henning, Esq.	Attention:	David C. Meckler, Esq.
Telephone No.:	(949) 221-0600	Telephone No.:	(714) 540-1235
Facsimile No.:	(949) 221-0607	Facsimile No.:	(714) 755-8290

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Health Care Property Investors, Inc.	Cash (Initial Closing)	$32,813,385.11	$32,813,385.11	$34.80	942,913
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 10/30/01)	$489,374.08	$489,374.08	$34.80	14,062
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 7/3/02)	$2,895,113.98	$2,895,113.98	$43.13	67,128
Total Managing Member Units		$36,197,873.17	$36,197,873.17		1,024,103

EXHIBIT B

FORM OF LENDER’S APPROVAL

July 1, 2002

VIA FACSIMILE

Merrill Lynch Private Finance Inc.

2049 Century Park East, Suite 1100

Los Angeles, CA  90067

Attention: Jay D. Sanders

Telecopier: 310-284-2835

Re:       Acknowledgment and Consent, dated as of June 12, 2002, among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), Health Care Property Investors, Inc., a Maryland corporation (“HCPI”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”) and certain pledgors specified therein (the “Pledgors”) (the “Acknowledgment and Consent”).

Dear Mr. Sanders:

Borrower, HCPI, the Down REIT Sub and certain affiliates of Borrower (including, without limitation, certain of the Pledgors) are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution of additional real property and related interests by Boyer 106th South Associates, Ltd., a Utah limited partnership (the “New Transferor”) to the Down REIT Sub, the parties to the LLC Agreement and the New Transferor propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof) and that certain Loan and Collateral Account Agreement (Demand Loan), dated as of June 12, 2002, among Lender, Merrill Lynch Pierce Fenner & Smith, Inc., a ____________, Borrower and the Pledgors (the “Loan Agreement”) (including, without limitation, Section 3.13 thereof).  In addition, Borrower, HCPI and the Down REIT Sub request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Loan Agreement and the Acknowledgment and Consent with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and

“LLC Agreements” in the Loan Agreement and the Acknowledgment and Consent shall be deemed modified to include the Amendment.

Sincerely,

Devon M. Glenn

Merrill Lynch Private Finance Inc.,
a Delaware corporation

By:
Name:
Title:

AMENDMENT NO. 3

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC (“Amendment”) is made and entered into effective as of September 27, 2002, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), BOYER-GARDNER 420 EAST PARTNERSHIP, LTD., a Utah limited partnership (“New Member”), and all other Non-Managing Members set forth on the signature page hereto.

RECITALS

A.                                Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001, as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001, and as further amended by that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 (as so amended, the “LLC Agreement”).

B.                                 Managing Member, HCPI/Utah II, LLC, a Delaware limited liability company (“Company”), and the parties identified as “Transferors” on the signature page thereto are parties to that certain Contribution Agreement and Escrow Instructions dated August 17, 2002, as amended by that certain First Amendment to Contribution Agreement and Escrow Instructions dated July 3, 2002 (collectively, the “Original Contribution Agreement”).  Company, Managing Member and New Member are concurrently herewith entering into that certain Second Amendment to Contribution Agreement and Escrow Instructions, (“Second Amendment to Contribution Agreement”) pursuant to which New Member is contributing the Property known as “Denver I” to Company in exchange for Non-Managing Member Units.  The Original Contribution Agreement and the Second Amendment to Contribution Agreement are collectively referred to herein as the “Contribution Agreement”.

C.                                 The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                    Admission of New Member.  Managing Member hereby consents to and admits New Member as an Additional Member (as defined in the LLC Agreement) and a Non-Managing Member of Company.

2.                                    Agreement to Become Additional Member and to Be Bound by LLC Agreement.  New Member hereby agrees to become an Additional Member and Non-Managing Member of Company and to be bound by all terms of the LLC Agreement, as hereby amended.  New Member hereby acknowledges receipt of a copy of the LLC Agreement.

3.                                    Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

4.                                    Consent of Non-Managing Members.  Pursuant to Section 12.2 of the LLC Agreement, each of the Non-Managing Members hereby consents to (a) the admission of New Member as an Additional Member and a Non-Managing Member of the Company and (b) the Company’s acquisition of the Denver I Property.

5.                                    Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgement and Consent dated as of June 12, 2002 by and among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), the Company, each of the entities affiliated with Borrower that is a signatory thereto under the designation “Pledgor,” and Managing Member, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit B attached hereto.

6.                                    Non-Managing Members.  Notwithstanding anything to the contrary in the LLC Agreement, upon the effectiveness of this Amendment, the only Non-Managing Members of the Company are New Member and each of the Non-Managing Members identified on the signature page hereto.

7.                                    Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

8.                                    Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

9.                                    Defined Terms.  All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[Signatures on Next Page]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

NEW MEMBER:	BOYER-GARDNER 420 EAST PARTNERSHIP, LTD., a Utah limited partnership, by its General Partner:

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ Steven B. Ostler
	Name:	Steven B. Ostler
	Its:	Manager

3

NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,

a Utah limited liability company,

in its capacity as (i) Managing Member of each limited liability company named below as a “Non-Managing Member,” (ii) in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member,” and (iii) in its capacity as the Non-Managing Member Representative

	By:	/s/ Steven B. Ostler
	Name:	Steven B. Ostler
	Its:	Manager

Non-Managing Members

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company

CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership

4

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

with a copy to:
c/o The Boyer Company, L.C.		Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310		185 South State Street, Suite 1300
Salt Lake City, Utah 84102		Salt Lake City, Utah 84111-1536
Attention:	Steven B. Ostler	Attention:	David E. Gee, Esq.
Telephone No.:	(801) 521-4781	Telephone No.:	(801) 532-7840
Facsimile No.:	(801) 521-4793	Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294.00	$1,809,162.84	$34.80	51,987
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685
Boyer Stansbury II, L.C.	Stansbury	$3,588,800.00	$1,182,155.39	$34.80	33,969
Boyer-Alta View Associates, Ltd.	Wesley	$3,836,000.00	$1,001,889.25	$34.80	28,789
Boyer-106th South Associates, Ltd.	Myriad Airport	$4,596,364.53	$1,629,428.06	$43.13	37,781
Boyer-Gardner 420 East Partnership, Ltd.	Denver I	$10,360,098.36	$2,322,263.15	$41.69	55,706
Total Non-Managing Member Units		$95,343,975.89	$31,850,413.84		895,168

Managing Member

Address:

Health Care Property Investors, Inc.		with a copy to:
4675 MacArthur Court, Suite 900		Latham & Watkins
Newport Beach, California 92660		650 Town Center Drive, 20th Floor
Attention:	Edward J. Henning, Esq.	Costa Mesa, California 92626
Telephone No.:	(949) 221-0600	Attention:	David C. Meckler, Esq.
Facsimile No.:	(949) 221-0607	Telephone No.:	(714) 540-1235
		Facsimile No.:	(714) 755-8290

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Health Care Property Investors, Inc.	Cash (Initial Closing)	$32,813,385.11	$32,813,385.11	$34.80	942,913
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 10/30/01)	$489,374.08	$489,374.08	$34.80	14,062
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 7/3/02)	$2,895,113.98	$2,895,113.98	$43.13	67,128
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 9/27/02)	$7,850,248.43	$7,850,248.43	$41.69	55,706
Total Managing Member Units		$44,048,121.60	$44,048,121.60		1,079,809

EXHIBIT B

FORM OF LENDER’S APPROVAL

______________, 20___

VIA FACSIMILE

Merrill Lynch Private Finance Inc.

2049 Century Park East, Suite 1100

Los Angeles, CA  90067

Attention: Jay D. Sanders

Telecopier: 310-284-2835

Re:              Acknowledgment and Consent, dated as of June 12, 2002, among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), Health Care Property Investors, Inc., a Maryland corporation (“HCPI”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”) and certain pledgors specified therein (the “Pledgors”) (the “Acknowledgment and Consent”).

Dear Mr. Sanders:

Borrower, HCPI, the Down REIT Sub and certain affiliates of Borrower (including, without limitation, certain of the Pledgors) are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution of additional real property and related interests by Boyer 106th South Associates, Ltd., a Utah limited partnership (the “New Transferor”) to the Down REIT Sub, the parties to the LLC Agreement and the New Transferor propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof) and that certain Loan and Collateral Account Agreement (Demand Loan), dated as of June 12, 2002, among Lender, Merrill Lynch Pierce Fenner & Smith, Inc., a ____________, Borrower and the Pledgors (the “Loan Agreement”) (including, without limitation, Section 3.13 thereof).  In addition, Borrower, HCPI and the Down REIT Sub request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Loan Agreement and the Acknowledgment and Consent with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and

“LLC Agreements” in the Loan Agreement and the Acknowledgment and Consent shall be deemed modified to include the Amendment.

Sincerely,

Devon M. Glenn

Merrill Lynch Private Finance Inc.,
a Delaware corporation

By:
Name:
Title:

AMENDMENT NO. 4

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC (“Amendment”) is made and entered into effective as of June 25, 2003, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company (“New Member”), and all other Non-Managing Members set forth on the signature page hereto.

RECITALS

A.                                Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001, as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001, and as further amended by that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 and that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 (as so amended, the “LLC Agreement”).

B.                                 Managing Member, HCPI/Utah II, LLC, a Delaware limited liability company (“Company”), and the parties identified as “Transferors” on the signature page thereto are parties to that certain Contribution Agreement and Escrow Instructions dated August 17, 2002, as amended by that certain First Amendment to Contribution Agreement and Escrow Instructions dated July 3, 2002, and as further amended by that certain Second Amendment to Contribution Agreement and Escrow Instructions dated September 27, 2002 (collectively, the “Original Contribution Agreement”).  Company, Managing Member and New Member are concurrently herewith entering into that certain Third Amendment to Contribution Agreement and Escrow Instructions (“Third Amendment to Contribution Agreement”) pursuant to which New Member is contributing the Property known as “Northwest II” to Company in exchange for Non-Managing Member Units.  The Original Contribution Agreement and the Third Amendment to Contribution Agreement are collectively referred to herein as the “Contribution Agreement”.

C.                                 The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                    Admission of New Member.  Managing Member hereby consents to and admits New Member as an Additional Member (as defined in the LLC Agreement) and a Non-Managing Member of Company.

2.                                    Agreement to Become Additional Member and to Be Bound by LLC Agreement.  New Member hereby agrees to become an Additional Member and Non-Managing Member of Company and to be bound by all terms of the LLC Agreement, as hereby amended.  New Member hereby acknowledges receipt of a copy of the LLC Agreement.

3.                                    Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

4.                                    Consent of Non-Managing Members.  Pursuant to Section 12.2 of the LLC Agreement, each of the Non-Managing Members hereby consents to (a) the admission of New Member as an Additional Member and a Non-Managing Member of the Company and (b) the Company’s acquisition of the Northwest II Property.

5.                                    Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgement and Consent dated as of June 12, 2002 by and among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), the Company, each of the entities affiliated with Borrower that is a signatory thereto under the designation “Pledgor,” and Managing Member, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit B attached hereto.

6.                                    Non-Managing Members.  Notwithstanding anything to the contrary in the LLC Agreement, upon the effectiveness of this Amendment, the only Non-Managing Members of the Company are New Member and each of the Non-Managing Members identified on the signature page hereto.

7.                                    Total Required Debt Amount.  The definition of “Total Required Debt Amount” in Article I of the LLC Agreement shall be amended and restated in its entirety as follows:

“ “Total Required Debt Amount” means Nine Million Eight Hundred Ninety Two Thousand Seven Hundred Fifty Three Dollars ($9,892,753.00); provided, however, the Total Required Debt Amount is subject to change pursuant to the provisions contained in the definition of ‘Recourse Debt Amount’ above.”

8.                                    Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

9.                                    Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

2

10.                            Defined Terms.  All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

11.                            Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

NEW MEMBER:	BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company, by its manager:

The Boyer Company, L.C., a Utah limited liability company

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Its:	Manager

4

NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,

a Utah limited liability company,
in its capacity as (i) Managing Member of each limited liability company named below as a “Non-Managing Member,” (ii) in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member,” and (iii) in its capacity as the Non-Managing Member Representative

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Its:	Manager

Non-Managing Members

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership

BOYER-GARDNER 420 EAST PARTNERSHIP, LTD., a Utah limited partnership

5

EXHIBIT A

MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

with a copy to:
c/o The Boyer Company, L.C.		Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310		185 South State Street, Suite 1300
Salt Lake City, Utah 84102		Salt Lake City, Utah 84111-1536
Attention:	Steven B. Ostler	Attention:	David E. Gee, Esq.
Telephone No.:	(801) 521-4781	Telephone No.:	(801) 532-7840
Facsimile No.:	(801) 521-4793	Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294.00	$1,809,162.84	$34.80	51,987
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685
Boyer Stansbury II, L.C.	Stansbury	$3,588,800.00	$1,182,155.39	$34.80	33,969
Boyer-Alta View Associates, Ltd.	Wesley	$3,836,000.00	$1,001,889.25	$34.80	28,789

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-106th South Associates, Ltd.	Myriad Airport	$4,596,364.53	$1,629,428.06	$43.13	37,781
Boyer-Gardner 420 East Partnership, Ltd.	Denver I	$10,360,098.36	$2,322,263.15	$41.69	55,706
Boyer Northwest Medical Center Two, L.C.	Northwest II	$3,792,894.40	$1,167,110.60	$41.80	27,925
Total Non-Managing Member Units		$99,136,870.29	$33,017,524.44		923,093

Managing Member

Address:

Health Care Property Investors, Inc.		with a copy to:
4675 MacArthur Court, Suite 900		Latham & Watkins
Newport Beach, California 92660		650 Town Center Drive, 20th Floor
Attention:	Edward J. Henning, Esq.	Costa Mesa, California 92626
Telephone No.:	(949) 221-0600	Attention:	David C. Meckler, Esq.
Facsimile No.:	(949) 221-0607	Telephone No.:	(714) 540-1235
		Facsimile No.:	(714) 755-8290

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Health Care Property Investors, Inc.	Cash (Initial Closing)	$32,813,385.11	$32,813,385.11	$34.80	942,913
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 10/30/01)	$489,374.08	$489,374.08	$34.80	14,062
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 7/3/02)	$2,895,113.98	$2,895,113.98	$43.13	67,128
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 9/27/02)	$7,850,248.43	$7,850,248.43	$41.69	188,310
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 6/25/03)	$2,617,662.96	$2,617,662.96	$41.80	62,631
Total Managing Member Units		$46,665,784.56	$46,665,784.56		1,275,044

EXHIBIT B

FORM OF LENDER’S APPROVAL

______________, 20___

VIA FACSIMILE

Merrill Lynch Private Finance Inc.

2049 Century Park East, Suite 1100

Los Angeles, CA  90067

Attention: Jay D. Sanders

Telecopier: 310-284-2835

Re:              Acknowledgment and Consent, dated as of June 12, 2002, among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), Health Care Property Investors, Inc., a Maryland corporation (“HCPI”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”) and certain pledgors specified therein (the “Pledgors”) (the “Acknowledgment and Consent”).

Dear Mr. Sanders:

Borrower, HCPI, the Down REIT Sub and certain affiliates of Borrower (including, without limitation, certain of the Pledgors) are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution of additional real property and related interests by Boyer Northwest Medical Center Two, L.C., a Utah limited liability company (the “New Transferor”) to the Down REIT Sub, the parties to the LLC Agreement and the New Transferor propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof) and that certain Loan and Collateral Account Agreement (Demand Loan), dated as of June 12, 2002, among Lender, Merrill Lynch Pierce Fenner & Smith, Inc., a ____________, Borrower and the Pledgors (the “Loan Agreement”) (including, without limitation, Section 3.13 thereof).  In addition, Borrower, HCPI and the Down REIT Sub request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Loan Agreement and the Acknowledgment and Consent with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and

“LLC Agreements” in the Loan Agreement and the Acknowledgment and Consent shall be deemed modified to include the Amendment.

Sincerely,

Devon M. Glenn

Merrill Lynch Private Finance Inc.,

a Delaware corporation

By:
Name:
Title:

[ARUP IV Expansion]

AMENDMENT NO. 5

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC (“Amendment”) is made and entered into effective as of July 16, 2004 (the “Effective Date”), by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and all Non-Managing Members set forth on the signature page hereto.

RECITALS

A.                                 Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001, as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001, and as further amended by that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002, that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 and that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003 (as so amended, the “LLC Agreement”).

B.                                  Managing Member, HCPI/Utah II, LLC, a Delaware limited liability company (“Company”), and the parties identified as “Transferors” on the signature page thereto are parties to that certain Contribution Agreement and Escrow Instructions dated August 17, 2001 (the “Original Contribution Agreement”), as amended by that certain First Amendment to Contribution Agreement and Escrow Instructions dated July 3, 2002, and as further amended by that certain Second Amendment to Contribution Agreement and Escrow Instructions dated September 27, 2002, that certain Third Amendment to Contribution Agreement and Escrow Instructions dated December 9, 2002, that certain Fourth Amendment to Contribution Agreement and Escrow Instructions dated December 12, 2002 and that certain erroneously named Third Amendment to Contribution Agreement and Escrow Instructions dated June 25, 2003 (collectively, the Original Contribution Agreement, as so amended, the “Current Contribution Agreement”).  Company, Managing Member and Non-Managing Members are concurrently herewith entering into that certain Sixth Amendment to Contribution Agreement and Escrow Instructions of even date herewith (“Sixth Amendment to Contribution Agreement”) pursuant to which the Company shall issue to Boyer-Research Park Associates, Ltd. additional Non-Managing Member Units relating to the ARUP Expansion effective as of January 22, 2004.  The Current Contribution Agreement along with the Sixth Amendment to Contribution Agreement are collectively referred to herein as the “Contribution Agreement”.

C.                                 The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.                                    Adjustment Factor.  As of the Effective Date of this Amendment, the parties acknowledge and agree that the Adjustment Factor is equal to two (2) and that such Adjustment Factor shall apply to all outstanding Non-Managing Member Units as of the Effective Date, along with all Non-Managing Member Units issued as of January 22, 2004 to Boyer-Research Park Associates, Ltd. pursuant to the Sixth Amendment to Contribution Agreement.

2.                                    Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

3.                                    Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgement and Consent dated as of June 12, 2002 by and among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), the Company, each of the entities affiliated with Borrower that is a signatory thereto under the designation “Pledgor,” and Managing Member, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit B attached hereto.

4.                                    Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.                                    Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.                                    Defined Terms.  All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

7.                                    Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

8.                                    Addresses and Notice.  Pursuant to Section 15.1 of the LLC Agreement, the Managing Member hereby notifies all parties hereto that notices pursuant to the LLC Agreement shall be made to the Managing Member at the address set forth in Exhibit A attached hereto.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

3

NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,

a Utah limited liability company,
in its capacity as (i) Managing Member of each limited liability company named below as a “Non-Managing Member,” (ii) in its capacity as General Partner of each limited partnership named below as a “Non-Managing Member,” and (iii) in its capacity as the Non-Managing Member Representative

	By:	/s/ Devon M. Glenn
	Name:	Devon M. Glenn
	Its:	Manager

Non-Managing Members

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership

BOYER-GARDNER 420 EAST PARTNERSHIP, LTD., a Utah limited partnership

BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company

4

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members

Address:

c/o The Boyer Company, L.C.		with a copy to:
127 South 500 East, Suite 310		Parr, Waddoups, Brown, Gee & Loveless
Salt Lake City, Utah 84102		185 South State Street, Suite 1300
Attention:	Steven B. Ostler	Salt Lake City, Utah 84111-1536
Telephone No.:	(801) 521-4781	Attention:	David E. Gee, Esq.
Facsimile No.:	(801) 521-4793	Telephone No.:	(801) 532-7840
		Facsimile No.:	(801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer-Research Park Associates, Ltd.[1]	ARUP I / ARUP II	$25,313,000.00	$9,815,414.25	$34.80	282,052
Boyer Research Park Associates VII, L.C. and Chimney Ridge, L.C.	ARUP III	$10,000,000.00	$5,171,620.63	$34.80	148,609
Boyer-Foothill Associates, Ltd.	Myriad I	$7,498,000.00	$3,153,549.02	$34.80	90,619
Boyer-Research Park Associates VI, L.C.	Myriad II	$6,450,000.00	$2,087,736.74	$34.80	59,991
Boyer-Foothill Associates, Ltd.	Myriad III	$10.00	$0.00	$34.80	0
Boyer Old Mill II, L.C.	Old Mill	$10,451,000.00	$2,484,180.37	$34.80	71,383
Boyer Rancho Vistoso, L.C.	Rancho Vistoso	$7,121,294.00	$1,809,162.84	$34.80	51,987
Boyer Kaysville Associates, L.C.	HCA Supply	$4,985,409.00	$995,190.82	$34.80	28,597
Boyer Tatum Highlands Dental Clinic, L.C.	Tatum Dental	$1,144,000.00	$197,823.32	$34.80	5,685
Boyer Stansbury II, L.C.	Stansbury	$3,588,800.00	$1,182,155.39	$34.80	33,969
Boyer-Alta View Associates, Ltd.	Wesley	$3,836,000.00	$1,001,889.25	$34.80	28,789

1           On January 22, 2004, an additional 20,287.36 Non-Managing Member Units were issued to Boyer-Research Park Associates in connection with the ARUP Expansion.

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units

Boyer-106th South Associates, Ltd.	Myriad Airport	$4,596,364.53	$1,629,428.06	$43.13	37,781
Boyer-Gardner 420 East Partnership, Ltd.	Denver I	$10,360,098.36	$2,322,263.15	$41.69	55,706
Boyer Northwest Medical Center Two, L.C.	Northwest II	$3,792,894.40	$1,167,110.60	$41.80	27,925
Total Non-Managing Member Units		$99,136,870.29	$33,017,524.44		923,093

Managing Member

Address:

Health Care Property Investors, Inc.		with a copy to:
3760 Kilroy Airport Way, Suite 300		Latham & Watkins LLP
Long Beach, California 90806		650 Town Center Drive, 20th Floor
Attention:	Edward J. Henning, Esq.	Costa Mesa, California 92626
Telephone No.:	(562) 733-5100	Attention:	David C. Meckler, Esq.
Facsimile No.:	(562) 733-5200	Telephone No.:	(714) 540-1235
		Facsimile No.:	(714) 755-8290

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Health Care Property Investors, Inc.	Cash (Initial Closing)	$32,813,385.11	$32,813,385.11	$34.80	942,913
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 10/30/01)	$489,374.08	$489,374.08	$34.80	14,062
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 7/3/02)	$2,895,113.98	$2,895,113.98	$43.13	67,128
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 9/27/02)	$7,850,248.43	$7,850,248.43	$41.69	188,310
Health Care Property Investors, Inc.	Cash (Subsequent Closing: 6/25/03)	$2,617,662.96	$2,617,662.96	$41.80	62,631
Health Care Property Investors, Inc.	Cash (ARUP Expansion: 1/22/04)	$6,657,571.00	$6,657,571.00	$52.22	125,575
Total Managing Member Units		$53,323,355.56	$53,323,355.56		1,400,619

EXHIBIT B

FORM OF LENDER’S APPROVAL

______________, 20___

VIA FACSIMILE

Merrill Lynch Private Finance Inc.

2049 Century Park East, Suite 1100

Los Angeles, CA  90067

Attention: Jay D. Sanders

Telecopier: 310-284-2835

Re:              Acknowledgment and Consent, dated as of June 12, 2002, among Merrill Lynch Private Finance Inc., a Delaware corporation (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), Health Care Property Investors, Inc., a Maryland corporation (“HCPI”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”) and certain pledgors specified therein (the “Pledgors”) (the “Acknowledgment and Consent”).

Dear Mr. Sanders:

Borrower, HCPI, the Down REIT Sub and certain affiliates of Borrower (including, without limitation, certain of the Pledgors) are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution of additional real property and related interests by Boyer Evanston, L.C., a Utah limited liability company (the “New Transferor”) to the Down REIT Sub, the parties to the LLC Agreement and the New Transferor propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof) and that certain Loan and Collateral Account Agreement (Demand Loan), dated as of June 12, 2002, among Lender, Merrill Lynch Pierce Fenner & Smith, Inc., a ____________, Borrower and the Pledgors (the “Loan Agreement”) (including, without limitation, Section 3.13 thereof).  In addition, Borrower, HCPI and the Down REIT Sub request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Loan Agreement and the Acknowledgment and Consent with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and

“LLC Agreements” in the Loan Agreement and the Acknowledgment and Consent shall be deemed modified to include the Amendment.

Sincerely,

Devon M. Glenn

Merrill Lynch Private Finance Inc.,

a Delaware corporation

By:
Name:
Title:

[Myriad IV]

AMENDMENT NO. 6

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT (“Amendment”) is made and entered into effective as of February 28, 2007 (the “Effective Date”), by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), HCPI/UTAH II, LLC, a Delaware limited liability company (the “Company”), BOYER RESEARCH PARK ASSOCIATES VIII, L.C., a Utah limited liability company (“New Member”), and all the Non-Managing Members set forth on the signature page hereto (the “Current Non-Managing Members”).

RECITALS

A.        The Managing Member and each of the Current Non-Managing Members are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “Original LLC Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001, and as further amended by that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002, that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002, that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003, and that certain Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 16, 2004 (the Original LLC Agreement, as so amended, the “LLC Agreement”).  Pursuant to the LLC Agreement, the Managing Member is the “Managing Member” of the Company.  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given to such terms in the LLC Agreement.

B.        The Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and New Member are parties to that certain Contribution Agreement and Escrow Instructions dated of even date with the Effective Date (the “Myriad IV Contribution Agreement”), pursuant to which New Member is contributing to the Company all of New Member’s right, title and interest in and to that certain real property (including the subleasehold estate therein) and related improvements located in Salt Lake City, Utah, all as more particularly described therein (collectively, the “Myriad IV Property”), subject to the terms and conditions set forth therein.

C.        Pursuant to the Myriad IV Contribution Agreement, in consideration for the contribution of the Myriad IV Property to the Company, New Member will receive Non-Managing Member Units in the Company, and desires to be admitted to the Company as an Additional Member and Non-Managing Member pursuant to the LLC Agreement, as hereby amended.

D.        In connection with the foregoing, the Managing Member desires to amend the LLC Agreement, and the Company desires to admit New Member as an Additional Member and Non-Managing Member to the Company, upon the terms and conditions set forth herein.

AMENDMENT

NOW, THEREFORE, the LLC Agreement is hereby amended as of the Effective Date as follows:

1.         Admission of New Member.

(a)        The Company hereby admits New Member as an Additional Member and Non-Managing Member of the Company, and, in connection therewith, the Company shall issue Non-Managing Member Units to New Member and Managing Member Units to the Managing Member in accordance with the terms and conditions of the Myriad IV Contribution Agreement.  The parties hereto acknowledge and agree that, in lieu of updating the current Exhibit A attached to the LLC Agreement and reflecting the respective Capital Contributions and LLC Units of the Members, the Managing Member shall instead reflect the same in the books and records of the Company.

(b)        New Member hereby agrees to be bound by the LLC Agreement, as hereby amended, including, without limitation, Section 2.4 of the Original LLC Agreement [Power of Attorney], as a Non-Managing Member of the Company.

(c)        New Member hereby represents and warrants to the Company, the Managing Member and each other Member that the representations and warranties set forth in Section 3.4 of the Original LLC Agreement are true and correct as of the Effective Date hereof.

2.         Amendments to LLC Agreement.

(a)        Supplemented Definitions.  The following definitions appearing in Article 1 of the Original LLC Agreement are hereby supplemented as follows as of the Effective Date of this Amendment:

(i)         Effective Date.  With respect to New Member and the Myriad IV Property, “Effective Date” shall mean the Effective Date of this Amendment, which the parties hereto agree acknowledge and agree is the date on which the transactions contemplated by the Myriad IV Contribution Agreement are being consummated.

(ii)        Real Properties.  “Real Properties” shall include the Myriad IV Property.

(iii)       Specified Exchange Date.  “Specified Exchange Date” means, with respect to any Third Traunch Non-Managing Member Units, (A) the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after receipt by the Managing Member of a Notice of Exchange with respect to any such  Third Traunch Non-Managing Member Units; provided, however, that the

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Specified Exchange Date with respect to any Third Traunch Non-Managing Member Units, as well as the closing of an Exchange on any Specified Exchange Date with respect to any such Third Traunch Non-Managing Member Units, may be deferred, in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended) and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 hereof, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice with respect to any Third Traunch Non-Managing Member Units.

(b)        New Definitions.  The following definitions shall be added to and be deemed part of Article 1 of the Original LLC Agreement as of the Effective Date of this Amendment:

(i)         “Myriad IV Contribution Agreement” means that certain Contribution Agreement and Escrow Instructions dated as of February 28, 2007, by and between the Managing Member, the Company and New Member.”

(ii)        “Third Exchange Date” means, with respect to any Third Traunch Non-Managing Member Units, that date which is one (1) year after the Effective Date of this Amendment or, if such day is not a Business Day, the next following Business Day.”

(iii)       “Third Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.”

(c)        References to “Contribution Agreement.”

(i)         Section 3.4.E.  The phrase “consummating the transaction provided for in or contemplated by the Contribution Agreement” appearing in the first sentence of Section 3.4.E of the Original LLC Agreement is hereby amended to read “consummating the transactions provided for in or contemplated by the Contribution Agreement or the Myriad IV Contribution Agreement, as applicable”.

(ii)        Section 4.1.  The phrase “Contribution Agreement” appearing in the third sentence of Section 4.1 of the Original LLC Agreement is hereby amended to read “the Contribution Agreement or the Myriad IV Contribution Agreement”

(iii)       Section 4.4.A. The phrase “Contribution Agreement” appearing in the last sentence of Section 4.4.A of the Original LLC Agreement is hereby amended to read “the Contribution Agreement or the Myriad IV Contribution Agreement, as applicable.”

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(iv)       Section 4.4.B.  The phrase “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement” appearing in Section 4.4.B of the Original LLC Agreement is hereby amended to read “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement or the Myriad IV Contribution Agreement, as applicable”.

(v)        Section 7.1.A(6).  The phrase “Contribution Agreement” appearing twice in Section 7.1.A(6) of the Original LLC Agreement is hereby amended to read “the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable,” in each instance.

(vi)       Section 7.3.E(2).  The phrase “Contribution Agreement” appearing twice in Section 7.3.E(2) of the Original LLC Agreement is hereby amended to read “the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable,” in each instance.

(vii)      Section 12.2.B.  The phrase “Contribution Agreement” appearing in Section 12.2.B of the Original LLC Agreement is hereby amended to read “the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable.”

(viii)     Section 15.10.  The phrase “the Contribution Agreement and the other agreements executed on the Effective Date as provided in the Contribution Agreement” appearing in Section 15.10 of the Original LLC Agreement is hereby amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement and the other agreements executed on the applicable Effective Date as provided in the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable.”

(d)       Initial Non-Managing Members; Subsequent Threshold Test.  The parties hereto hereby acknowledge and agree that New Member shall not be deemed an “Initial Non-Managing Member” for purposes of the LLC Agreement, as hereby amended, and accordingly, the issuance to New Member of Non-Managing Member Units in the Company pursuant to the Myriad IV Contribution Agreement and this Amendment shall have no impact on the Subsequent Threshold Test set forth in the Original LLC Agreement (i.e., the test will be satisfied on the date on which eighty percent (80%) of the LLC Units issued by the Company to the Initial Non-Managing Members have been disposed of pursuant to a Taxable Disposition or series of Taxable Dispositions, irrespective of the Non-Managing Units being issued by the Company to New Member in connection with the Myriad IV Contribution Agreement and the Myriad IV Property); provided, however, New Member shall be deemed an “Initial Non-Managing Member” solely for the purpose of computing the “NMM Sharing Percentage.”

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(e)        Tax Protection.  Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the provisions of Sections 7.3E(3) and (4) shall have no application with respect to New Member (or any Assignees or Substituted Members of New Member) or the Myriad IV Property, and in no event shall the Effective Date hereof be deemed to extend or otherwise modify the Tax Protection Period from that set forth in the LLC Agreement.

(f)        Exchange Rights; No Registration Rights.

(i)         The first sentence of Section 8.6.A of the Original LLC Agreement is hereby amended and restated to read in its entirety as follows:

“On or after (i) the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the ‘First Traunch Non-Managing Member Units’), (ii) the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Members which were issued by the Company at any time after the Initial Closing Date, but which do not constitute Third Traunch Non-Managing Member Units (the ‘Second Traunch Non-Managing Member Units’), and (iii) the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad IV Contribution Agreement and the Myriad IV Property (the ‘Third Traunch Non-Managing Member Units’) (all such Non-Managing Member Units being hereafter called ‘Tendered Units’) in exchange (an ‘Exchange’) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.”

(ii)        The parties hereto hereby acknowledge and agree that the second sentence of Section 8.6 of the LLC Agreement (i.e., relating to the acquisition of Membership Interests by a third party lender) shall have no application to the Third Traunch Non-Managing Member Units.

(iii)       The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, or the Myriad IV Contribution Agreement, neither the Managing Member nor the Company shall have any obligation whatsoever, at any time, to file a registration statement (or include in any other registration statement) with the Securities and Exchange Commission with respect to, or otherwise register or effectuate the registration under the Securities Act of 1933 (as amended) of,

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any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by New Member pursuant to Section 8.6 of the Original LLC Agreement, as hereby amended, of all or any portion of the Third Traunch Non-Managing Member Units issued to New Member in connection with New Member’s contribution of the Myriad IV Property pursuant to the Myriad IV Contribution Agreement.  The parties hereto hereby further acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, or the Myriad IV Contribution Agreement, the terms and conditions of that certain Registration Rights Agreement dated as of August 17, 2001, by and between the Managing Member and certain other Persons named therein, shall have no application to any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by any Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as hereby amended, of all or any portion of such Third Traunch Non-Managing Member Units.

(g)        Fiduciary Duties.  The phrase “the Transferred Properties” appearing twice in Section 8.7 of the Original LLC Agreement is hereby amended to read “the Transferred Properties and the Myriad IV Property”.

3.         Condition to Effectiveness.  Pursuant to Section 4 of each of those certain Acknowledgement and Consent dated as of June 12, 2002 by and among ML Private Finance LLC, a Delaware limited liability company (f/k/a Merrill Lynch Private Finance Inc., a Delaware corporation) (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), the Company, each of the entities affiliated with Borrower that is a signatory thereto under the designation “Pledgor,” and the Managing Member, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Schedule 1 attached hereto.

4.         Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.         Conflicting Terms  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.         Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MANAGING MEMBER:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Thomas D. Kirby
	Name:		Thomas D. Kirby
	Title:	Senior Vice President

NEW MEMBER:	BOYER RESEARCH PARK ASSOCIATES VIII, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Steven B. Ostler
		Name:	Steven B. Ostler
		Title:	Manager

COMPANY:	HCPI/UTAH II, LLC, a Delaware limited liability company

	By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing Member

		By:	/s/ Thomas D. Kirby
		Name:	Thomas D. Kirby
		Title:	Senior Vice President

[Signature Pages Continue]

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NON-MANAGING MEMBERS:	THE BOYER COMPANY, L.C.,
a Utah limited liability company,

in its capacity as: (i) Manager of each limited liability company named below as a “Non-Managing Member,” except for Chimney Ridge, L.C., Boyer Rancho Vistoso, L.C., Boyer Stansbury II, L.C., and Boyer NW Medical Center II, L.C.; (ii) General Partner of each limited partnership named below as a “Non-Managing Member”; (iii) Manager of Boyer Chimney Ridge, L.C., the Manager of Chimney Ridge, L.C.; (iv) General Partner of Boyer-106th South Associates, Ltd., the Manager of Boyer Rancho Vistoso, L.C.; (v) General Partner of Boyer-Alta View Associates, Ltd., the Manager of Boyer Stansbury II, L.C.; (vi) General Partner of Boyer Westpointe Associates, Ltd., the Manager of Boyer NW Medical Center II, L.C.; and (vii) in its capacity as the Non-Managing Member Representative

	By:	/s/ Steven B. Ostler
	Name:	Steven B. Ostler
	Its:	Manager

[List of Non-Managing Members on Following Page]

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Non-Managing Members
BOYER OLD MILL II, L.C., a Utah limited liability company
BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership
BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company
CHIMNEY RIDGE, L.C., a Utah limited liability company
BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership
BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company
BOYER STANSBURY II, L.C., a Utah limited liability company
BOYER RANCHO VISTOSO, L.C., a Utah limited liability company
BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership
BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company
BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company
BOYER-106TH SOUTH ASSOCIATES, LTD., a Utah limited partnership
BOYER-GARDNER 420 EAST PARTNERSHIP, LTD., a Utah limited partnership
BOYER NW MEDICAL CENTER II, L.C., a Utah limited liability company

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[Myriad IV]

Schedule 1

FORM OF LENDER’S APPROVAL

______________, 2007

VIA FACSIMILE

ML Private Finance LLC

2049 Century Park East, Suite 1100

Los Angeles, CA  90067

Attention: Jay D. Sanders

Telecopier: 310-284-2835

Re:              Acknowledgment and Consent, dated as of June 12, 2002, among ML Private Finance LLC, a Delaware limited liability company (f/k/a Merrill Lynch Private Finance Inc., a Delaware corporation) (“Lender”), The Boyer Company, L.C., a Utah limited liability company (“Borrower”), Health Care Property Investors, Inc., a Maryland corporation (“HCPI”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”) and certain pledgors specified therein (the “Pledgors”) (the “Acknowledgment and Consent”).

Dear Mr. Sanders:

Borrower, HCPI, the Down REIT Sub and certain affiliates of Borrower (including, without limitation, certain of the Pledgors) are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution of additional real property and related interests by Boyer Research Park Associates VIII, L.C., a Utah limited liability company (the “New Transferor”) to the Down REIT Sub, the parties to the LLC Agreement and the New Transferor propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof) and that certain Loan and Collateral Account Agreement (Demand Loan), dated as of June 12, 2002, among Lender, Merrill Lynch Private Finance Inc., a Delaware corporation, Borrower and the Pledgors (the “Loan Agreement”) (including, without limitation, Section 3.13 thereof).  In addition, Borrower, HCPI and the Down REIT Sub request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Loan Agreement and the Acknowledgment and Consent with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and

[Myriad IV]

“LLC Agreements” in the Loan Agreement and the Acknowledgment and Consent shall be deemed modified to include the Amendment.

Sincerely,

Devon M. Glenn

Merrill Lynch Private Finance LLC,
a Delaware limited liability company

By:
Name:
Title:

AMENDMENT NO. 7

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT

THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT (“Amendment”) is made and entered into effective as of July 26, 2010 (the “Amendment No. 7 Effective Date”), by HCP, INC., a Maryland corporation (“Managing Member”), HCPI/UTAH II, LLC, a Delaware limited liability company (the “Company”), BOYER RESEARCH PARK ASSOCIATES IX, L.C., a Utah limited liability company (“Boyer IX”) and TEGRA LAKEVIEW ASSOCIATES, L.C., a Utah limited liability company (“Tegra,” and together with Boyer IX, collectively, the “New Members,” and each, a “New Member”).

RECITALS

A.        Managing Member is the “Managing Member” of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “Original LLC Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 (“Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 (“Amendment No. 3”), that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003 (“Amendment No. 4”), that certain Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 16, 2004 (“Amendment No. 5”) and that certain Amendment to No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated February 28, 2007 (“Amendment No. 6”).  Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, shall be referred to herein, collectively, as the “Amendments.” The Original LLC Agreement, as previously amended by the Amendments, shall be referred to herein, collectively, as the “LLC Agreement.”  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given to such terms in the LLC Agreement.

B.        Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and New Members are parties to that certain Contribution Agreement and Escrow Instructions dated of even date with the Amendment No. 7 Effective Date (the “Myriad V/Lakeview Contribution Agreement”), pursuant to which (i) Boyer IX is contributing to the Company all of Boyer IX’s right, title and interest in and to that certain real property and related improvements located in Salt Lake City, Utah, all as more particularly described therein (collectively, the “Myriad V Property”), and (ii) Tegra is contributing to a wholly-owned Subsidiary of the Company, HCP Lakeview MOB, LLC, a Delaware limited liability company (“HCP Lakeview”), all of Tegra’s right, title and interest in and to that certain real property and related improvements located in Bountiful City, Utah, all as more particularly described therein (collectively, the “Lakeview Property”), in each case subject to the terms and conditions set forth therein.

C.        Pursuant to the Myriad V/Lakeview Contribution Agreement, in consideration for the contribution of the Myriad V Property and Lakeview Property to the Company and HCP Lakeview, as applicable, each New Member will receive Non-Managing Member Units in the Company, and desires to be admitted to the Company as an Additional Member and Non-Managing Member pursuant to the LLC Agreement, as hereby amended.

D.        Certain former Non-Managing Members of the Company have previously withdrawn as Non-Managing Members of the Company and the following current Non-Managing Members of the Company have transferred and assigned all of the Non-Managing Member Units that were originally issued to them and, pursuant to the Consent and Withdrawal (as defined below), have also withdrawn as Non-Managing Members from the Company:  Boyer Research Park Associates VII, L.C. and Boyer Research Park Associates VIII, L.C. (collectively, the “Additional Withdrawn Non-Managing Members,” and each, an “Additional Withdrawn Non-Managing Member”).

E.         In connection with the foregoing, Managing Member desires to amend the LLC Agreement, and the Company desires to admit each New Member as an Additional Member and Non-Managing Member of the Company, all upon the terms and conditions set forth herein.

F.         Pursuant to that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting and Withdrawal of Certain Non-Managing Members effective as of July 26, 2010 (the “Consent and Withdrawal”), Managing Member has obtained the requisite Consent of the current Non-Managing Members of the Company to the transactions contemplated by the Myriad V/Lakeview Contribution Agreement, this Amendment and the admission of each New Member as an Additional Member and Non-Managing Member of the Company, and has received the written withdrawal of the Additional Withdrawn Non-Managing Members.

AMENDMENT

NOW, THEREFORE, the LLC Agreement is hereby amended as of the Amendment No. 7 Effective Date as follows:

1.         Withdrawal of Additional Withdrawn Non-Managing Members.  Notwithstanding anything contrary to the LLC Agreement, each Additional Withdrawn Non-Managing Member is hereby deemed to have withdrawn as a Non-Managing Member of the Company. Following the Amendment No. 7 Effective Date, no Additional Withdrawn Non-Managing Member shall hold any Membership Interest in the Company. To the extent any such Additional Withdrawn Non-Managing Member has transferred and assigned any Non-Managing Member Units previously owned or held by such Additional Withdrawn Non-Managing Member to any Person, and such Person has not been admitted as a Substitute Member, then, with respect to any Non-Managing Member Units owned or held by such Person, such Person shall be and shall remain a mere Assignee, all in accordance with the terms of the LLC Agreement.

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2.         Admission of New Members.

(a)        The Company hereby admits each New Member as an Additional Member and Non-Managing Member of the Company, and, in connection therewith, the Company shall issue Non-Managing Member Units to each New Member and Managing Member Units to Managing Member in accordance with the terms and conditions of the Myriad V/Lakeview Contribution Agreement.  The parties hereto acknowledge and agree that, in lieu of updating the current Exhibit A attached to the LLC Agreement and reflecting the respective Capital Contributions and LLC Units of the Members, Managing Member shall instead reflect the same in the books and records of the Company.

(b)        Each New Member hereby agrees to be bound by the LLC Agreement, as hereby amended, including, without limitation, Section 2.4 of the Original LLC Agreement [Power of Attorney], as a Non-Managing Member of the Company.

(c)        Each New Member hereby represents and warrants to the Company, Managing Member and each other Member that the representations and warranties set forth in Section 3.4 of the Original LLC Agreement are true and correct as of the Amendment No. 7 Effective Date.

3.         Amendments to LLC Agreement.

(a)        Supplemented Definitions.  The following definitions appearing in Article 1 of the Original LLC Agreement, as previously amended and supplemented by the applicable Amendments, are hereby further supplemented as follows as of the Amendment No. 7 Effective Date:

(i)         Adjustment Factor.  As of the Amendment No. 7 Effective Date, the parties acknowledge and agree that the Adjustment Factor is equal to two (2) and that such Adjustment Factor shall apply to all outstanding Non-Managing Member Units as of the Amendment No. 7 Effective Date.

(ii)        Effective Date.  With respect to each New Member, the Myriad V Property and the Lakeview Property, “Effective Date” shall mean the Amendment No. 7 Effective Date, which the parties hereto acknowledge and agree is the date on which the transactions contemplated by the Myriad V/Lakeview Contribution Agreement are being consummated.

(iii)       Real Properties.  “Real Properties” shall include the Myriad V Property and the Lakeview Property.  The Real Properties are also listed on Schedule 2(a)(iv) attached hereto.

(iv)       Recourse Debt Amount.  With respect to each New Member, the “Recourse Debt Amount” shall be $0.00.

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(v)        Specified Exchange Date.  “Specified Exchange Date” means, with respect to any Fourth Traunch Non-Managing Member Units, (A) the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after receipt by the Managing Member of a Notice of Exchange with respect to any such Fourth Traunch Non-Managing Member Units; provided, however, that the Specified Exchange Date with respect to any Fourth Traunch Non-Managing Member Units, as well as the closing of an Exchange on any Specified Exchange Date with respect to any such Fourth Traunch Non-Managing Member Units, may be deferred, in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended) and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 of the Original LLC Agreement, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice with respect to any Fourth Traunch Non-Managing Member Units.

(vi)       Tax Protection Period.  Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the “Tax Protection Period” with respect to each of the Real Properties shall expire (or has expired) on the earlier of (1) the date set forth opposite such Real Property on Schedule 2(a)(iv) attached hereto, or (2) the date on which the Subsequent Threshold Test has been satisfied; provided, however, that the Members acknowledge and agree that there is no, and there never has been, a “Tax Protection Period” with respect to the Myriad IV Property, and that the provisions of Sections 7.3.E(3) and (4) of the Original LLC Agreement have no application with respect to the Myriad IV Property.

(vii)      Total Required Debt Amount.  With respect to each New Member, the “Total Required Debt Amount” shall be $0.00.

(viii)     Transferred Properties.  The “Transferred Properties” shall include the Myriad V Property and the Lakeview Property.

(b)        New Definitions.  The following definitions shall be added to and be deemed part of Article 1 of the Original LLC Agreement, as previously amended by the applicable Amendments, as of the Amendment No. 7 Effective Date:

(i)         “Fourth Exchange Date” means, with respect to any Fourth Traunch Non-Managing Member Units, that date which is one (1) year after the Amendment No. 7 Effective Date or, if such day is not a Business Day, the next following Business Day.”

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(ii)        “Fourth Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.”

(iii)       “Loan Assumption Documents” has the meaning set forth in the Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable.

(iv)       “Myriad V/Lakeview Contribution Agreement” means that certain Contribution Agreement and Escrow Instructions dated as July 26 2010, by and among the Managing Member, the Company and New Members.”

(v)        “Myriad V/Lakeview Registration Rights Agreement” means that certain Registration Rights Agreement dated as of July 26, 2010, by and between the Managing Member and New Members.

(c)        Definition of “Unit Appreciation.”  The definition of “Unit Appreciation” appearing in Article 1 of the Original LLC Agreement, is hereby amended and restated to read, in its entirety, as follows:

“‘Unit Appreciation’ means, with respect to any taxable disposition of a Real Property, the product of the (i) Unit Amount and (ii) the excess of the Value at the time of such disposition over the quotient of (a) $34.80, divided by (b) the Adjustment Factor.”

(d)       References to “Contribution Agreement.”

(i)         Section 3.4.E.  The phrase “consummating the transaction provided for in or contemplated by the Contribution Agreement or the Myriad IV Contribution Agreement, as applicable” appearing in the first sentence of Section 3.4.E of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “consummating the transactions provided for in or contemplated by the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable”.

(ii)        Section 4.1.  The phrase “Contribution Agreement or the Myriad IV Contribution Agreement” appearing in the third sentence of Section 4.1 of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement.”

(iii)       Section 4.4.A. The phrase “Contribution Agreement or the Myriad IV Contribution Agreement, as applicable” appearing in the last sentence of Section 4.4.A of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable.”

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(iv)       Section 4.4.B.  The phrase “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement or the Myriad IV Contribution Agreement, as applicable” appearing in Section 4.4.B of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable”.

(v)        Section 7.1.A(6).  The phrase “the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable,” appearing twice in Section 7.1.A(6) of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable,” in each instance.

(vi)       Section 7.3.E(2).  The phrase “Contribution Agreement and the Myriad IV Contribution Agreement, as applicable,” appearing twice in Section 7.3.E(2) of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable,” in each instance.

(vii)      Section 9.4.A.  The phrase “Contribution Agreement” appearing in Section 9.4.A of the Original LLC Agreement is hereby amended to read “the Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable.”

(viii)     Section 12.2.B.  The phrase “Contribution Agreement and the Myriad IV Contribution Agreement, as applicable” appearing in Section 12.2.B of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable.”

(ix)       Section 15.10.  The phrase “the Contribution Agreement, the Myriad IV Contribution Agreement and the other agreements executed on the applicable Effective Date as provided in the Contribution Agreement and the Myriad IV Contribution Agreement, as applicable” appearing in Section 15.10 of the Original LLC Agreement, as previously amended by Amendment No. 6, is hereby further amended to read “the Contribution Agreement, the Myriad IV Contribution Agreement, the Myriad

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V/Lakeview Contribution Agreement and the other agreements executed on the applicable Effective Date as provided in the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable.”

(e)        Debt Protection and Tax Protection.  Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the provisions of Sections 7.3E(3) and (4) of the Original LLC Agreement, as amended by the Amendments, shall have no application with respect to New Members (or any Assignees or Substituted Members of New Members), the Myriad V Property, the Lakeview Property, or the Non-Managing Member Units issued in connection with the contribution of the Myriad V Property and Lakeview Property pursuant to the Myriad V/Lakeview Contribution Agreement.

(f)        Exchange Rights.

(i)         The first sentence of Section 8.6.A of the Original LLC Agreement, as previously amended and restated by Amendment No. 6, is hereby further amended and restated to read in its entirety as follows:

“On or after (i) the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the ‘First Traunch Non-Managing Member Units’), (ii) the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Members which were issued by the Company at any time after the Initial Closing Date, but which do not constitute Third Traunch Non-Managing Member Units or Fourth Traunch Non-Managing Member Units (the ‘Second Traunch Non-Managing Member Units’), (iii) the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad IV Contribution Agreement and the Myriad IV Property (the ‘Third Traunch Non-Managing Member Units’), and (iv) the Fourth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad V/Lakeview Contribution Agreement, the Myriad V Property and the Lakeview Property (the ‘Fourth Traunch Non-Managing Member Units’) (all such Non-Managing Member Units being hereafter called ‘Tendered Units’) in exchange (an ‘Exchange’) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.”

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(ii)        The parties hereto hereby acknowledge and agree that the second sentence of Section 8.6.A of the Original LLC Agreement (i.e., relating to the acquisition of Membership Interests by a third party lender) shall have no application to the Third Traunch Non-Managing Member Units or the Fourth Traunch Non-Managing Member Units.

(iii)       The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, (A) the terms and conditions of that certain Registration Rights Agreement dated as of August 17, 2001, by and among the Managing Member and certain other Persons named therein, shall have no application to any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by any Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Third Traunch Non-Managing Member Units or Fourth Traunch Non-Managing Member Units, and (B) the rights of each Non-Managing Member to require the Managing Member to file a registration statement (or include in any other registration statement) with the SEC with respect to, or otherwise register or effectuate the registration under the Securities Act of, any REIT Shares issued or issuable to such Non-Managing Member upon consummation of an Exchange by such Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Third Traunch Non-Managing Member Units or Fourth Traunch Non-Managing Member Units shall be governed by the terms of the Myriad V/Lakeview Registration Rights Agreement.

4.         Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.         Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.         Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MANAGING MEMBER:	HCP, INC., a Maryland corporation

	By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Title:	Executive Vice President

COMPANY:	HCPI/UTAH II, LLC, a Delaware limited liability company

	By:	HCP, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Timothy M. Schoen
		Name:	Timothy M. Schoen
		Title:	Executive Vice President

BOYER IX (New Member):	BOYER RESEARCH PARK ASSOCIATES IX, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Steven B. Ostler
		Name:	Steven B. Ostler
		Title:	Manager

TEGRA (New Member):	TEGRA LAKEVIEW ASSOCIATES, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Steven B. Ostler
		Name:	Steven B. Ostler
		Title:	Manager

S-1

SCHEDULE 2(a)(iv)

LIST OF REAL PROPERTIES AND TAX PROTECTION PERIOD
EXPIRATION DATES

Real Property	Tax Protection Period Expiration Date
Wesley 850 North Hillside, Wichita, Kansas	August 17, 2005
Lansing 712 First Terrace, Lansing, Kansas	August 17, 2005
Evanston MOB 190 Arrowhead Drive, Evanston, Wyoming	August 17, 2005
Caldwell West Valley Medical Center, Caldwell, Idaho	August 17, 2005
Old Mill II 6360 South 3000 East, Salt Lake City, Utah	August 17, 2011
Stansbury 220 Millpond, Stansbury, Utah	August 17, 2011
Rancho Vistoso 13101 North Oracle Road, Oro Valley, Arizona	August 17, 2011
HCA Supply Lot 51 (Sportsplex Drive), Kaysville, Utah	August 17, 2011
Tatum Dental 26232 North Tatum Blvd., Phoenix, Arizona	August 17, 2011
Denver I 9191 Grant Street, Thornton, Colorado	August 17, 2011
Denver II 9191 Grant Street, Thornton, Colorado	August 17, 2011
Northwest II Medical Drive & LaCholla Blvd., Tucson, Arizona	August 17, 2011
ARUP I 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016

Schedule 2(a)(iv)-1

Real Property	Tax Protection Period Expiration Date
ARUP II 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP III 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
Myriad I 350 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad II 320 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad III 320 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad IV 320 Wakara Way, Salt Lake City, Utah	Not applicable – there is no tax protection period with respect to the Myriad IV Real Property.
Myriad V 305 Chipeta Way, Salt Lake City, Utah	August 17, 2020
Lakeview 620 East Medical Drive, Bountiful, Utah	August 17, 2020

Schedule 2(a)(iv)-2

AMENDMENT NO. 8

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT

THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT (“Amendment”) is made and entered into effective as of July 30, 2012 (the “Amendment No. 8 Effective Date”), by HCP, INC., a Maryland corporation (“Managing Member”), HCPI/UTAH II, LLC, a Delaware limited liability company (the “Company”), Tegra Jordan Valley Medical, L.C., a Utah limited liability company (“Tegra Jordan Valley”), Tegra Jordan Valley Owner, L.C., a Utah limited liability company (“Tegra Owner”), Boyer Mesquite Medical, L.C., a Utah limited liability company (“Boyer Mesquite”), Boyer Life Center Associates, Ltd., a Utah limited partnership (“Boyer Life Center”), Tegra Kansas City Imaging, L.C., a Utah limited liability company (“Tegra Kansas City”), Tegra East Mesa MOB, L.C., a Utah limited liability company (“East Mesa”), and Tegra Salt Lake Regional Medical, L.C., a Utah limited liability company (“Salt Lake Regional” and together with Tegra Jordan Valley, Tegra Owner, Boyer Mesquite, Boyer Life Center, Tegra Kansas City and East Mesa, collectively, the “New Members,” and each, a “New Member”).

RECITALS

A.        Managing Member is the “Managing Member” of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “Original LLC Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 (“Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 (“Amendment No. 3”), that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003 (“Amendment No. 4”), that certain Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 16, 2004 (“Amendment No. 5”), that certain Amendment No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated February 28, 2007 (“Amendment No. 6”), and that certain Amendment No. 7 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 26, 2010 (“Amendment No. 7”).  Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7 shall be referred to herein, collectively, as the “Amendments.”  The Original LLC Agreement, as previously amended by the Amendments, shall be referred to herein as the “LLC Agreement.”  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given to such terms in the LLC Agreement.

B.        Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and the transferors named therein, including the New Members, are parties to that certain Contribution Agreement and Escrow Instructions dated of even date with

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the Amendment No. 8 Effective Date (the “2012 Contribution Agreement”), pursuant to which the New Members contributed to the Company or a wholly-owned Subsidiary of the Company all of their right, title and interest in and to those properties identified as the “Initial Properties” in the 2012 Contribution Agreement (collectively, the “Boyer Initial Properties”), subject to the terms and conditions set forth therein.

C.        Pursuant to the 2012 Contribution Agreement, in consideration for the contribution of the Boyer Initial Properties to the Company or a wholly-owned Subsidiary of the Company, each New Member will receive Non-Managing Member Units in the Company, and desires to be admitted to the Company as an Additional Member and Non-Managing Member pursuant to the LLC Agreement, as hereby amended.

D.        In connection with the foregoing, Managing Member desires to amend the LLC Agreement, and the Company desires to admit each New Member as an Additional Member and Non-Managing Member of the Company, all upon the terms and conditions set forth herein.

E.         Pursuant to that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting effective as of July 30, 2012 (the “Consent”), Managing Member has obtained the requisite Consent of the current Non-Managing Members of the Company to the transactions contemplated by the 2012 Contribution Agreement, this Amendment and the admission of each New Member as an Additional Member and Non-Managing Member of the Company.

AMENDMENT

NOW, THEREFORE, the LLC Agreement is hereby amended as of the Amendment No. 8 Effective Date as follows:

1.         Admission of New Members.

(a)        The Company hereby admits each New Member as an Additional Member and Non-Managing Member of the Company, and, in connection therewith, the Company shall issue Non-Managing Member Units to each New Member and Managing Member Units to Managing Member in accordance with the terms and conditions of the 2012 Contribution Agreement.  The parties hereto acknowledge and agree that, in lieu of updating the current Exhibit A attached to the LLC Agreement and reflecting the respective Capital Contributions and LLC Units of the Members, Managing Member shall instead reflect the same in the books and records of the Company.

(b)        Each New Member hereby agrees to be bound by the LLC Agreement, as hereby amended, including, without limitation, Section 2.4 of the Original LLC Agreement [Power of Attorney], as a Non-Managing Member of the Company.

(c)        Each New Member hereby represents and warrants to the Company, Managing Member and each other Member that the representations and warranties set forth in Section 3.4 of the Original LLC Agreement are true and correct as of the Amendment No. 8 Effective Date.

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2.            Amendments to LLC Agreement.

(a)        Total Required Debt Amount.  The definition of “Total Required Debt Amount” in Article I of the LLC Agreement shall be amended and restated in its entirety as follows:

““Total Required Debt Amount” means Thirty Million Dollars ($30,000,000.00); provided, however, the Total Required Debt Amount is subject to change pursuant to the provisions contained in the definition of “Recourse Debt Amount” above.”

(b)        Supplemented Definitions.  The following definitions appearing in Article 1 of the Original LLC Agreement, as previously amended and supplemented by the Amendments, are hereby further supplemented as follows as of the Amendment No. 8 Effective Date:

(i)        Effective Date.  With respect to each New Member and the Boyer Initial Properties, “Effective Date” shall mean the Amendment No. 8 Effective Date, which the parties hereto acknowledge and agree is the date on which the transactions contemplated by the 2012 Contribution Agreement are being consummated with respect to the Boyer Initial Properties.

(ii)       Real Properties.  “Real Properties” shall include the Boyer Initial Properties.  The Real Properties as of the Amendment No. 8 Effective Date are listed on Schedule 2(a) attached hereto.

(iii)      Specified Exchange Date. “Specified Exchange Date” means, with respect to any Fifth Traunch Non-Managing Member Units, (A) the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after receipt by the Managing Member of a Notice of Exchange with respect to any such Fifth Traunch Non-Managing Member Units or such earlier date after receipt by the Managing Member of a Notice of Exchange as may be agreed by the Managing Member and the Non-Managing Member; provided, however, that, notwithstanding any other provisions set forth herein, in no event shall the Specified Exchange Date with respect to any Fifth Traunch Non-Managing Member Units occur prior to the first anniversary of the Amendment No. 8 Effective Date; and provided, further, that the Specified Exchange Date with respect to any Fifth Traunch Non-Managing Member Units as well as the closing of an Exchange on any Specified Exchange Date with respect to any such Fifth Traunch Non-Managing Member Units, may be deferred in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended), and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 of the Original LLC Agreement, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice with respect to any Fifth Traunch Non-Managing Member Units.

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(iv)      Subsidiary. The parenthetical phrase “(taxed, for federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation)” shall be amended to read “(treated as a disregarded entity for federal income tax purposes, or taxed, for federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation).”

(v)       Tax Protection Period. Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the “Tax Protection Period” with respect to each of the Real Properties shall expire on the earlier of (1) the date set forth opposite such Real Property on Schedule 2(a) attached hereto, or (2) the date on which the Subsequent Threshold Test has been satisfied; provided, however, that the provisions of Section 7.3.E of the Original LLC Agreement have no application with respect to payments of any Additional Consideration Amount under the 2012 Contribution Agreement.

(vi)      Transferred Properties.  The “Transferred Properties” shall include the Boyer Initial Properties.

(c)        New Definitions.  The following definitions shall be added to and deemed part of Article 1 of the Original LLC Agreement, as previously amended by the applicable Amendments, as of the Amendment No. 8 Effective Date:

(i)        “2012 Contribution Agreement” means that certain Contribution Agreement and Escrow Instructions, dated as of July 30, 2012, by and among the Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and the other parties identified on the signature page thereto.

(ii)       “2012 Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of July 30, 2012, by and among the Managing Member and the other parties identified on the signature page thereto.

(iii)      “Debt Schedule” has the meaning set forth in Section 7.3.E(4) hereof.

(iv)      “Fifth Exchange Date” means, with respect to any Fifth Traunch Non-Managing Member Units, that date which is one (1) year after the Amendment No. 8 Effective Date or, if such day is not a Business Day, the next following Business Day.

(v)       “Fifth Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.

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(vi)      “Loan Assumption Documents” has the meaning set forth in the Contribution Agreement, the Myriad V/Lakeview Contribution Agreement or the 2012 Contribution Agreement, as applicable.

(vii)     “Property Contribution Agreements” means the Contribution Agreement, the Myriad IV Contribution Agreement, the Myriad V/Lakeview Contribution Agreement and the 2012 Contribution Agreement, and “applicable Property Contribution Agreement” means the Property Contribution Agreement applicable to the Company’s acquisition of specified Real Properties.

(viii)    “Scheduled Debt” has the meaning set forth in Section 7.3.E(4) hereof.

(d)       References to “Contribution Agreement.”

(i)        Section 3.4.E.  The phrase “consummating the transaction provided for in or contemplated by the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable” appearing in the first sentence of Section 3.4.E of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “consummating the transactions provided for in or contemplated by the Property Contribution Agreements.”

(ii)       Section 4.1.  The phrase “Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement” appearing in the third sentence of Section 4.1 of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “the Property Contribution Agreements.”

(iii)      Section 4.4.A.  The phrase “Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable” appearing in the last sentence of Section 4.4.A of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “the Property Contribution Agreements.”

(iv)      Section 4.4.B.  The phrase “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable) which are required to be funded by a Non-Managing Member pursuant to the Contribution Agreement, the Myriad IV Contribution Agreement or the Myriad V/Lakeview Contribution Agreement, as applicable” appearing in Section 4.4.B of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “(i) fund all necessary capital additions, tenant improvements and leasing commissions relating to the Real Properties, except for the Unidentified and Unpaid Tenant Improvement Costs (as such term is defined in the applicable Property Contribution Agreement) which are required to be funded by a Non-Managing Member pursuant to such applicable Property Contribution Agreement.”

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(v)       Section 7.1.A(6).  The phrase “the execution, delivery and performance of the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable, and the agreements and instruments referred to therein or contemplated thereby, including the Management Agreement (as defined in the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable) and the Loan Assumption Documents” appearing in clause (ii) of Section 7.1.A(6) of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “the execution, delivery and performance of the Property Contribution Agreements and the agreements and instruments referred to therein or contemplated thereby, including each Management Agreement (as defined in the applicable Property Contribution Agreement), as such agreements may thereafter be amended, and the Loan Assumption Documents.”

(vi)      Section 7.3.E(2).  The phrase “the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable,” appearing twice in Section 7.3.E(2) of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read in each instance “the Property Contribution Agreements.”

(vii)     Section 12.2.B.  The phrase “the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable” appearing in Section 12.2.B of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “the Property Contribution Agreements.”

(viii)    Section 15.10.  The phrase “the Contribution Agreement, the Myriad IV Contribution Agreement, the Myriad V/Lakeview Contribution Agreement and the other agreements executed on the applicable Effective Date as provided in the Contribution Agreement, the Myriad IV Contribution Agreement and the Myriad V/Lakeview Contribution Agreement, as applicable” appearing in Section 15.10 of the Original LLC Agreement, as previously amended by Amendment No. 7, is hereby further amended to read “the Property Contribution Agreements and the other agreements executed on the applicable Effective Date as provided in the applicable Property Contribution Agreement.”

(e)        Restriction on Managing Member’s Authority.  Section 7.3.E(4) of the Original LLC Agreement is hereby amended and restated to read in its entirety as follows:

“(4)      Each Non-Managing Member shall have the option from time to time during the Tax Protection Period to guarantee debt of the Company (or enter into a reimbursement agreement with respect to debt of the Company) in an amount up to its share of the Recourse Debt Amount as determined by the Non-Managing Member Representative, provided that the aggregate amount to be guaranteed shall not exceed the

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Recourse Debt Amount.  If a Non-Managing Member elects to guarantee debt as described in this Section 7.3.E(4), the Company, the Managing Member, and such Non-Managing Member agree to enter into a reimbursement agreement substantially in the form attached hereto as Exhibit C.  The Company shall be required to ensure that there is a sufficient level of debt available to all Non-Managing Members for such guarantees, but not greater in the aggregate, than the Recourse Debt Amount; provided, however, that each Non-Managing Member shall be solely responsible for providing accurate information to the Company regarding the level of debt deemed “sufficient” by such Non-Managing Member, and the Company shall be deemed to have satisfied its obligations under this Section 7.3.E(4) with respect to a Non-Managing Member if it acts in good faith reliance on information delivered to the Company by such Non-Managing Members without any duty to question the accuracy of such information.  The Company and the Non-Managing Member Representative shall prepare prior to October 31, 2012, and shall thereafter update from time to time, but no more frequently than once each calendar year, a schedule of the maturity dates for any outstanding indebtedness of the Company (the “Debt Schedule”), but only if such indebtedness exceeds $100,000 (“Scheduled Debt”).  The Non-Managing Member Representative shall notify the Company of any need to enter into different and/or additional guarantees or reimbursement agreements (as the case may be) within forty-five (45) calendar days prior to the scheduled maturity date of any Scheduled Debt of the Company as shown on the Debt Schedule.  Notwithstanding the foregoing, if the Company intends to repay, in whole or in part, or substitute other debt for, Scheduled Debt prior to its scheduled maturity date, the Company shall provide notice to the Non-Managing Member Representative at least forty-five (45) days prior to such repayment or substitution and shall provide such additional information as the Non-Managing Member Representative shall reasonably request to permit such Non-Managing Member(s) to decide whether or not to enter into different and/or additional guarantees or reimbursement agreements (as the case may be), and the Non-Managing Member Representative shall provide notice to the Company of the need for such agreements at least fifteen (15) calendar days prior to any such repayment or substitution of the Scheduled Debt.”

(f)                                Exchange Rights.

(i)        The first sentence of Section 8.6.A of the Original LLC Agreement, as previously amended and restated by Amendment No. 7, is hereby further amended and restated to read in its entirety as follows:

“On or after (i) the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the ‘First Traunch Non-Managing Member Units’), (ii) the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company at any time after the Initial Closing Date, but which do not constitute Third Traunch Non-Managing Member Units, Fourth Traunch Non-Managing Member Units or

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Fifth Traunch Non-Managing Member Units (the ‘Second Traunch Non-Managing Member Units’), (iii) the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad IV Contribution Agreement and the Myriad IV Property (the ‘Third Traunch Non-Managing Member Units’), (iv) the Fourth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad V/Lakeview Contribution Agreement, the Myriad V Property and the Lakeview Property (the ‘Fourth Traunch Non-Managing Member Units’), and (v) the Fifth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Initial Properties (the ‘Fifth Traunch Non-Managing Member Units’) (all such Non-Managing Member Units being hereafter called ‘Tendered Units’) in exchange (an ‘Exchange’) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.”

(ii)       The parties hereto hereby acknowledge and agree that the second sentence of Section 8.6.A of the Original LLC Agreement (i.e., relating to the acquisition of Membership Interests by a third party lender) shall have no application to the Third Traunch Non-Managing Member Units, the Fourth Traunch Non-Managing Member Units or the Fifth Traunch Non-Managing Member Units.

(iii)      The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement or the Property Contribution Agreements, (A) the terms and conditions of that certain Registration Rights Agreement dated as of August 17, 2001, by and among the Managing Member and certain other Persons named therein and that certain Registration Rights Agreement dated as of July 26, 2010, by and among the Managing Member and certain other Persons named therein, shall have no application to any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by any Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Fifth Traunch Non-Managing Member Units, and (B) the rights of each Non-Managing Member to require the Managing Member to file a registration statement (or include in any other registration statement) with the SEC with respect to, or otherwise register or effectuate the registration under the Securities Act of, any REIT Shares issued or issuable to such Non-Managing Member upon consummation of an Exchange by such Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Fifth Traunch Non-Managing Member Units shall be governed solely by the terms of the 2012 Registration Rights Agreement.

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3.   Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Lender”), Gardner Property Holdings, L.C., a Utah limited liability company, the Company and the Managing Member, as amended, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit A attached hereto.

4.   Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.   Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.   Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MANAGING MEMBER:	HCP, INC., a Maryland corporation

	By:	/s/ Thomas M. Klaritch
	Name:	Thomas M. Klaritch
	Title:	Executive Vice President

COMPANY:	HCPI/UTAH II, LLC, a Delaware limited liability company

	By:	HCP, Inc., a Maryland corporation, its
Managing Member

	By:	/s/ Thomas M. Klaritch
	Name:	Thomas M. Klaritch
	Title:	Executive Vice President

TEGRA JORDAN VALLEY (New Member):	TEGRA JORDAN VALLEY MEDICAL, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

TEGRA VALLEY OWNER (New Member):	TEGRA JORDAN VALLEY OWNER, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

BOYER MESQUITE (New Member):	BOYER MESQUITE MEDICAL, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

	By:	GARDNER PROPERTY HOLDINGS, L.C., a Utah limited liability company, its Manager

		By:	/s/ Kem C. Gardner
		Name:	Kem C. Gardner
		Title:	Manager

BOYER LIFE CENTER (New Member):	BOYER LIFE CENTER ASSOCIATES, LTD., a Utah limited partnership

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its General Partner

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

	By:	GARDNER PROPERTY HOLDINGS, L.C., a Utah limited liability company, its General Partner

		By:	/s/ Kem C. Gardner
		Name:	Kem C. Gardner
		Title:	Manager

TEGRA KANSAS CITY (New Member):	TEGRA KANSAS CITY IMAGING, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

EAST MESA (New Member):	TEGRA EAST MESA MOB, L.C., A Utah limited liability companpy

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

SALT LAKE REGIONAL (New Member):	TEGRA SALT LAKE REGIONAL MEDICAL, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

Exhibit A

FORM OF LENDER’S APPROVAL

___________, 2012

VIA FACSIMILE

Wells Fargo Bank, National Association

299 S. Main Street, 6th Floor

Salt Lake City, Utah 84111

Attention: Michael T. Dulgarian

Facsimile: 801-246-1540

Loan No. 1003057

Re:                          Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Lender”), Gardner Property Holdings, L.C., a Utah limited liability company (“Borrower”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”), and HCP, Inc., a Maryland corporation (“HCP”), as amended (the “Acknowledgment and Consent”)

Dear Mr. Dulgarian:

Borrower, the Down REIT Sub and HCP are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution to the Down REIT Sub of additional real property and related interests by certain entities affiliated with The Boyer Company, L.C. (the “New Transferors”), the current members of Down REIT Sub and the New Transferors propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof), that certain Line of Credit Agreement, dated as of October 29, 2010 (as amended, the “Loan Agreement”) (including, without limitation, Section 5.12 thereof).  In addition, Borrower, Down REIT Sub and HCP request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents (as defined in the Loan Agreement) with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and “LLC Agreements” in the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents shall be deemed modified to include the Amendment.

Exhibit A-1

In accordance with Section 4 of the Acknowledgment and Consent, if Lender does not respond to this notice within ten (10) business days following Lender’s receipt of this notice, Lender’s approval of the Amendment shall be deemed to have been given.

Sincerely,

Gardner Property Holdings, L.C., a Utah limited liability company

By:
Name: Kem C. Gardner
Title: Manager

Wells Fargo Bank, National Association
a national banking association

By:
Name:
Title:

Exhibit A-2

SCHEDULE 2(a)

LIST OF REAL PROPERTIES AND TAX PROTECTION PERIOD

EXPIRATION DATES

Real Property	Tax Protection Period Expiration Date

Wesley 850 North Hillside, Wichita, Kansas	August 17, 2005
Lansing 712 First Terrace, Lansing, Kansas	August 17, 2005
Evanston MOB 190 Arrowhead Drive, Evanston, Wyoming	August 17, 2005
Caldwell West Valley Medical Center, Caldwell, Idaho	August 17, 2005
Old Mill II 6360 South 3000 East, Salt Lake City, Utah	August 17, 2011
Stansbury 220 Millpond, Stansbury, Utah	August 17, 2011
Rancho Vistoso 13101 North Oracle Road, Oro Valley, Arizona	August 17, 2011
HCA Supply Lot 51 (Sportsplex Drive), Kaysville, Utah	August 17, 2011
Tatum Dental 26232 North Tatum Blvd., Phoenix, Arizona	August 17, 2011
Denver I 9191 Grant Street, Thornton, Colorado	August 17, 2011
Denver II 9191 Grant Street, Thornton, Colorado	August 17, 2011
Northwest II Medical Drive & LaCholla Blvd., Tucson, Arizona	August 17, 2011
ARUPI 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP II 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP III 546 S. Chipeta Way, Salt Lake City, Utah	August 17,2016
Myriad I 350 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad II 320 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad III 320 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad IV 320 Wakara Way, Salt Lake City, Utah	Not applicable- there is no tax protection period with respect to the Myriad IV Real Property.

Schedule 2(a)-1

Real Property	Tax Protection Period Expiration Date

Myriad V 305 Chipeta Way, Salt Lake City, Utah	August 17, 2020
Lakeview 620 East Medical Drive, Bountiful, Utah	August 17, 2020
Jordan Valley 3584 West 9000 South, West Jordan, Utah	January 1, 2025
Mesquite 1301 Bertha Howe Avenue, Mesquite, Nevada	January 1, 2025
Life Center 9844 South 1300 East, Sandy, Utah	January 1, 2025
K.C. Imaging 11011 Haskell, Kansas City, Kansas	January 1, 2025
East Mesa 10238 East Hampton Avenue, Mesa, Arizona	January 1, 2025
SL Regional 82 South 1100 East, Salt Lake City, Utah	January 1, 2025

Schedule 2(a)-2

AMENDMENT NO. 9

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT

THIS AMENDMENT NO. 9 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT (“Amendment”) is made and entered into effective as of August 15, 2012 (the “Amendment No. 9 Effective Date”), by HCP, INC., a Maryland corporation (“Managing Member”), HCPI/UTAH II, LLC, a Delaware limited liability company (the “Company”), Boyer Evanston Medical Office Building, L.C., a Utah limited liability company (“Boyer Evanston”), Tegra Davis Associates, L.C., a Utah limited liability company (“Tegra Davis”), and Tegra Lone Peak Medical, L.C. (“Tegra Lone Peak” and together with Boyer Evanston and Tegra Davis, collectively, the “New Members,” and each, a “New Member”).

RECITALS

A.        Managing Member is the “Managing Member” of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “Original LLC Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 (“Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 (“Amendment No. 3”), that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003 (“Amendment No. 4”), that certain Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 16, 2004 (“Amendment No. 5”), that certain Amendment No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated February 28, 2007 (“Amendment No. 6”), that certain Amendment No. 7 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 26, 2010 (“Amendment No. 7”), and that certain Amendment No. 8 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 30, 2012 (“Amendment No. 8”).  Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7 and Amendment No. 8 shall be referred to herein, collectively, as the “Amendments.”  The Original LLC Agreement, as previously amended by the Amendments, shall be referred to herein as the “LLC Agreement.”  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given to such terms in the LLC Agreement.

B.        Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and the transferors named therein, including the New Members, are parties to that certain Contribution Agreement and Escrow Instructions dated as of July 30, 2012 (the “2012 Contribution Agreement”), pursuant to which the New Members contributed to the Company or a wholly-owned Subsidiary of the Company all of their right, title and interest in and to those properties commonly known and identified on Exhibit A to the 2012 Contribution Agreement as “Davis,” “Evanston” and “Lone Peak” (collectively, the “Boyer Subsequent Properties”), subject to the terms and conditions set forth therein.

1

C.        Pursuant to the 2012 Contribution Agreement, in consideration for the contribution of the Boyer Subsequent Properties to the Company or a wholly-owned Subsidiary of the Company, each New Member will receive Non-Managing Member Units in the Company, and desires to be admitted to the Company as an Additional Member and Non-Managing Member pursuant to the LLC Agreement, as hereby amended.

D.        In connection with the foregoing, Managing Member desires to amend the LLC Agreement, and the Company desires to admit each New Member as an Additional Member and Non-Managing Member of the Company, all upon the terms and conditions set forth herein.

E.         Pursuant to that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting effective as of July 30, 2012 and that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting effective as of August 15, 2012 (the “Consents”), Managing Member has obtained the requisite Consents of the current Non-Managing Members of the Company to the transactions contemplated by the 2012 Contribution Agreement, this Amendment and the admission of each New Member as an Additional Member and Non-Managing Member of the Company.

AMENDMENT

NOW, THEREFORE, the LLC Agreement is hereby amended as of the Amendment No. 9 Effective Date as follows:

1.         Admission of New Members.

(a)        The Company hereby admits each New Member as an Additional Member and Non-Managing Member of the Company, and, in connection therewith, the Company shall issue Non-Managing Member Units to each New Member and Managing Member Units to Managing Member in accordance with the terms and conditions of the 2012 Contribution Agreement.  The parties hereto acknowledge and agree that, in lieu of updating the current Exhibit A attached to the LLC Agreement and reflecting the respective Capital Contributions and LLC Units of the Members, Managing Member shall instead reflect the same in the books and records of the Company.

(b)        Each New Member hereby agrees to be bound by the LLC Agreement, as hereby amended, including, without limitation, Section 2.4 of the Original LLC Agreement [Power of Attorney], as a Non-Managing Member of the Company.

(c)        Each New Member hereby represents and warrants to the Company, Managing Member and each other Member that the representations and warranties set forth in Section 3.4 of the Original LLC Agreement are true and correct as of the Amendment No. 9 Effective Date.

2

2.         Amendments to LLC Agreement.

(a)        Total Required Debt Amount.  The definition of “Total Required Debt Amount” in Article I of the LLC Agreement shall be amended and restated in its entirety as follows:

““Total Required Debt Amount” means Thirty Million Dollars ($30,000,000.00); provided, however, the Total Required Debt Amount is subject to change pursuant to the provisions contained in the definition of “Recourse Debt Amount” above.”

(b)        Supplemented Definitions.  The following definitions appearing in Article 1 of the Original LLC Agreement, as previously amended and supplemented by the Amendments, are hereby further supplemented as follows as of the Amendment No. 9 Effective Date:

  (i)       Effective Date.  With respect to each New Member and the Boyer Subsequent Properties, “Effective Date” shall mean the Amendment No. 9 Effective Date, which the parties hereto acknowledge and agree is the date on which the transactions contemplated by the 2012 Contribution Agreement are being consummated with respect to the Boyer Subsequent Properties.

 (ii)       Real Properties.  “Real Properties” shall include the Boyer Subsequent Properties.  The Real Properties as of the Amendment No. 9 Effective Date are listed on Schedule 2(a) attached hereto.

(iii)       Specified Exchange Date. “Specified Exchange Date” means, with respect to any Sixth Traunch Non-Managing Member Units, (A) the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after receipt by the Managing Member of a Notice of Exchange with respect to any such Sixth Traunch Non-Managing Member Units or such earlier date after receipt by the Managing Member of a Notice of Exchange as may be agreed by the Managing Member and the Non-Managing Member; provided, however, that, notwithstanding any other provisions set forth herein, in no event shall the Specified Exchange Date with respect to any Sixth Traunch Non-Managing Member Units occur prior to the first anniversary of the Amendment No. 9 Effective Date; and provided, further, that the Specified Exchange Date with respect to any Sixth Traunch Non-Managing Member Units as well as the closing of an Exchange on any Specified Exchange Date with respect to any such Sixth Traunch Non-Managing Member Units, may be deferred in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended), and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 of the Original LLC Agreement, the 10th calendar day (or, if such day is not

3

a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice with respect to any Sixth Traunch Non-Managing Member Units.

(iv)       Tax Protection Period. Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the “Tax Protection Period” with respect to each of the Real Properties shall expire on the earlier of (1) the date set forth opposite such Real Property on Schedule 2(a) attached hereto, or (2) the date on which the Subsequent Threshold Test has been satisfied; provided, however, that the provisions of Section 7.3.E of the Original LLC Agreement have no application with respect to payments of any Additional Consideration Amount under the 2012 Contribution Agreement.

(v)        Transferred Properties.  The “Transferred Properties” shall include the Boyer Subsequent Properties.

(c)        New Definitions.  The following definitions shall be added to and deemed part of Article 1 of the Original LLC Agreement, as previously amended by the applicable Amendments, as of the Amendment No. 9 Effective Date:

 (i)        “Sixth Exchange Date” means, with respect to any Sixth Traunch Non-Managing Member Units, that date which is one (1) year after the Amendment No. 9 Effective Date or, if such day is not a Business Day, the next following Business Day.

(ii)        “Sixth Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.

(d)                             Exchange Rights.

 (i)        The first sentence of Section 8.6.A of the Original LLC Agreement, as previously amended and restated by Amendment No. 8, is hereby further amended and restated to read in its entirety as follows:

“On or after (i) the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the ‘First Traunch Non-Managing Member Units’), (ii) the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company at any time after the Initial Closing Date, but which do not constitute Third Traunch Non-Managing Member Units, Fourth Traunch Non-Managing Member Units, Fifth Traunch Non-Managing Member Units or Sixth Traunch Non-Managing Member Units (the ‘Second Traunch Non-Managing Member Units’), (iii) the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of

4

those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad IV Contribution Agreement and the Myriad IV Property (the ‘Third Traunch Non-Managing Member Units’), (iv) the Fourth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad V/Lakeview Contribution Agreement, the Myriad V Property and the Lakeview Property (the ‘Fourth Traunch Non-Managing Member Units’), (v) the Fifth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Initial Properties (the ‘Fifth Traunch Non-Managing Member Units’), and (vi) the Sixth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Subsequent Properties (the ‘Sixth Traunch Non-Managing Member Units’) (all such Non-Managing Member Units being hereafter called ‘Tendered Units’) in exchange (an ‘Exchange’) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.”

 (ii)       The parties hereto hereby acknowledge and agree that the second sentence of Section 8.6.A of the Original LLC Agreement (i.e., relating to the acquisition of Membership Interests by a third party lender) shall have no application to the Third Traunch Non-Managing Member Units, the Fourth Traunch Non-Managing Member Units, the Fifth Traunch Non-Managing Member Units or the Sixth Traunch Non-Managing Member Units.

(iii)       The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement or the Property Contribution Agreements, (A) the terms and conditions of that certain Registration Rights Agreement dated as of August 17, 2001, by and among the Managing Member and certain other Persons named therein and that certain Registration Rights Agreement dated as of July 26, 2010, by and among the Managing Member and certain other Persons named therein, shall have no application to any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by any Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Sixth Traunch Non-Managing Member Units, and (B) the rights of each Non-Managing Member to require the Managing Member to file a registration statement (or include in any other registration statement) with the SEC with respect to, or otherwise register or effectuate the registration under the Securities Act of, any REIT Shares issued or issuable to such Non-Managing Member upon consummation of an Exchange by such Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Sixth Traunch Non-Managing Member Units shall be governed solely by the terms of the 2012 Registration Rights Agreement.

5

3.   Condition to Effectiveness.  Pursuant to Section 4 of that certain Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Lender”), Gardner Property Holdings, L.C., a Utah limited liability company, the Company and the Managing Member, as amended, the effectiveness of this Amendment is conditioned upon Lender’s approval of this Amendment, which approval is being obtained concurrently herewith in the form of Exhibit A attached hereto.

4.   Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.   Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.   Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature Pages Follow]

6

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MANAGING MEMBER:	HCP, INC., a Maryland corporation

	By:	/s/ Thomas D. Kirby
	Name:	Thomas D. Kirby
	Title:	Executive Vice President

COMPANY:	HCPI/UTAH II, LLC, a Delaware limited liability company

	By:	HCP, Inc., a Maryland corporation, its
Managing Member

		By:	/s/ Thomas D. Kirby
		Name:	Thomas D. Kirby
		Title:	Executive Vice President

BOYER EVANSTON (New Member):	BOYER EVANSTON MEDICAL OFFICE BUILDING, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

	By:	GARDNER PROPERTY HOLDINGS, L.C., a Utah limited liability company, its Manager

		By:	/s/ Kem C. Gardner
		Name:	Kem C. Gardner
		Title:	Manager

DAVIS MEDICAL (New Member):	TEGRA DAVIS ASSOCIATES, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

LONE PEAK (New Member):	TEGRA LONE PEAK MEDICAL, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

Exhibit A

FORM OF LENDER’S APPROVAL

___________, 2012

VIA FACSIMILE

Wells Fargo Bank, National Association

299 S. Main Street, 6th Floor

Salt Lake City, Utah 84111

Attention: Michael T. Dulgarian

Facsimile: 801-246-1540

Loan No. 1003057

Re:                          Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Lender”), Gardner Property Holdings, L.C., a Utah limited liability company (“Borrower”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”), and HCP, Inc., a Maryland corporation (“HCP”), as amended (the “Acknowledgment and Consent”)

Dear Mr. Dulgarian:

Borrower, the Down REIT Sub and HCP are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution to the Down REIT Sub of additional real property and related interests by certain entities affiliated with The Boyer Company, L.C. (the “New Transferors”), the current members of Down REIT Sub and the New Transferors propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof), that certain Line of Credit Agreement, dated as of October 29, 2010 (as amended, the “Loan Agreement”) (including, without limitation, Section 5.12 thereof).  In addition, Borrower, Down REIT Sub and HCP request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents (as defined in the Loan Agreement) with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and “LLC Agreements” in the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents shall be deemed modified to include the Amendment.

Exhibit A-1

In accordance with Section 4 of the Acknowledgment and Consent, if Lender does not respond to this notice within ten (10) business days following Lender’s receipt of this notice, Lender’s approval of the Amendment shall be deemed to have been given.

Sincerely,

Gardner Property Holdings, L.C., a Utah limited liability company

By:
Name: Kem C. Gardner
Title: Manager

Wells Fargo Bank, National Association
a national banking association

By:
Name:
Title:

Exhibit A-2

SCHEDULE 2(a)

LIST OF REAL PROPERTIES AND TAX PROTECTION PERIOD

EXPIRATION DATES

Real Property	Tax Protection Period Expiration Date

Wesley 850 North Hillside, Wichita, Kansas	August 17, 2005
Lansing 712 First Terrace, Lansing, Kansas	August 17, 2005
Evanston MOB 190 Arrowhead Drive, Evanston, Wyoming	August 17, 2005
Caldwell West Valley Medical Center, Caldwell, Idaho	August 17, 2005
Old Mill II 6360 South 3000 East, Salt Lake City, Utah	August 17, 2011
Stansbury 220 Millpond, Stansbury, Utah	August 17, 2011
Rancho Vistoso 13101 North Oracle Road, Oro Valley, Arizona	August 17, 2011
HCA Supply Lot 51 (Sportsplex Drive), Kaysville, Utah	August 17, 2011
Tatum Dental 26232 North Tatum Blvd., Phoenix, Arizona	August 17, 2011
Denver I 9191 Grant Street, Thornton, Colorado	August 17, 2011
Denver II 9191 Grant Street, Thornton, Colorado	August 17, 2011
Northwest II Medical Drive & LaCholla Blvd., Tucson, Arizona	August 17, 2011
ARUPI 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP II 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP III 546 S. Chipeta Way, Salt Lake City, Utah	August 17,2016
Myriad I 350 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad II 320 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad III 320 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad IV 320 Wakara Way, Salt Lake City, Utah	Not applicable- there is no tax protection period with respect to the Myriad IV Real Property.

Schedule 2(a)-1

Real Property	Tax Protection Period Expiration Date

Myriad V 305 Chipeta Way, Salt Lake City, Utah	August 17, 2020
Lakeview 620 East Medical Drive, Bountiful, Utah	August 17, 2020
Jordan Valley 3584 West 9000 South, West Jordan, Utah	January 1, 2025
Mesquite 1301 Bertha Howe Avenue, Mesquite, Nevada	January 1, 2025
Life Center 9844 South 1300 East, Sandy, Utah	January 1, 2025
K.C. Imaging 11011 Haskell, Kansas City, Kansas	January 1, 2025
East Mesa 10238 East Hampton Avenue, Mesa, Arizona	January 1, 2025
SL Regional 82 South 1100 East, Salt Lake City, Utah	January 1, 2025
Evanston 196 Arrowhead, Evanston, Wyoming	January 1, 2025
Davis Medical 2132 North 1700 West, Layton, Utah	January 1, 2025
Lone Peak 74 East Kimball’s Lane, Draper, Utah	January 1, 2025

Schedule 2(a)-2

AMENDMENT NO. 10

TO AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT

THIS AMENDMENT NO. 10 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH II, LLC AND NEW MEMBER JOINDER AGREEMENT (“Amendment”) is made and entered into effective as of October 19, 2012 (the “Amendment No. 10 Effective Date”), by HCP, INC., a Maryland corporation (“Managing Member”), HCPI/UTAH II, LLC, a Delaware limited liability company (the “Company”), Tegra Southwest Valley Medical, L.C., a Utah limited liability company (“Tegra Jordan Valley II”), and Tegra Independence Medical Surgical, L.C., a Utah limited liability company (“Tegra Independence Medical” and together with Tegra Jordan Valley II, collectively, the “New Members,” and each, a “New Member”).

RECITALS

A.        Managing Member is the “Managing Member” of the Company pursuant to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the “Original LLC Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001 (“Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 3, 2002 (“Amendment No. 2”), that certain Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated September 27, 2002 (“Amendment No. 3”), that certain Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated June 25, 2003 (“Amendment No. 4”), that certain Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 16, 2004 (“Amendment No. 5”), that certain Amendment No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated February 28, 2007 (“Amendment No. 6”), that certain Amendment No. 7 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 26, 2010 (“Amendment No. 7”), that certain Amendment No. 8 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated July 30, 2012 (“Amendment No. 8”) and that certain Amendment No. 9 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated August 15, 2012 (“Amendment No. 9”).  Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8 and Amendment No. 9 shall be referred to herein, collectively, as the “Amendments.”  The Original LLC Agreement, as previously amended by the Amendments, shall be referred to herein as the “LLC Agreement.”  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given to such terms in the LLC Agreement.

B.        Managing Member, the Company, The Boyer Company, L.C., a Utah limited liability company, and the transferors named therein, including the New Members, are parties to that certain Contribution Agreement and Escrow Instructions dated as of July 30, 2012, as amended (the “2012 Contribution Agreement”), pursuant to which the New Members

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contributed to the Company or a wholly-owned Subsidiary of the Company all of their right, title and interest in and to those properties commonly known and identified on Exhibit A to the 2012 Contribution Agreement as “Jordan Valley II and “Centerpoint” (collectively, the “Boyer Additional Subsequent Properties”), subject to the terms and conditions set forth therein.

C.        Pursuant to the 2012 Contribution Agreement, in consideration for the contribution of the Boyer Additional Subsequent Properties to the Company or a wholly-owned Subsidiary of the Company, each New Member will receive Non-Managing Member Units in the Company, and desires to be admitted to the Company as an Additional Member and Non-Managing Member pursuant to the LLC Agreement, as hereby amended.

D.        In connection with the foregoing, Managing Member desires to amend the LLC Agreement, and the Company desires to admit each New Member as an Additional Member and Non-Managing Member of the Company, all upon the terms and conditions set forth herein.

E.         Pursuant to that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting effective as of July 30, 2012 and that certain Written Consent of the Members of HCPI/Utah II, LLC Without A Meeting effective as of August 15, 2012 (the “Consents”), Managing Member has obtained the requisite Consents of the current Non-Managing Members of the Company to the transactions contemplated by the 2012 Contribution Agreement, this Amendment and the admission of each New Member as an Additional Member and Non-Managing Member of the Company.

AMENDMENT

NOW, THEREFORE, the LLC Agreement is hereby amended as of the Amendment No. 10 Effective Date as follows:

1.         Admission of New Members.

(a)        The Company hereby admits each New Member as an Additional Member and Non-Managing Member of the Company, and, in connection therewith, the Company shall issue Non-Managing Member Units to each New Member and Managing Member Units to Managing Member in accordance with the terms and conditions of the 2012 Contribution Agreement.  The parties hereto acknowledge and agree that, in lieu of updating the current Exhibit A attached to the LLC Agreement and reflecting the respective Capital Contributions and LLC Units of the Members, Managing Member shall instead reflect the same in the books and records of the Company.

(b)        Each New Member hereby agrees to be bound by the LLC Agreement, as hereby amended, including, without limitation, Section 2.4 of the Original LLC Agreement [Power of Attorney], as a Non-Managing Member of the Company.

(c)        Each New Member hereby represents and warrants to the Company, Managing Member and each other Member that the representations and warranties set forth in Section 3.4 of the Original LLC Agreement are true and correct as of the Amendment No. 10 Effective Date.

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2.            Amendments to LLC Agreement.

(a)        Total Required Debt Amount.  The definition of “Total Required Debt Amount” in Article I of the LLC Agreement shall be amended and restated in its entirety as follows:

““Total Required Debt Amount” means Thirty Million Dollars ($30,000,000.00); provided, however, the Total Required Debt Amount is subject to change pursuant to the provisions contained in the definition of “Recourse Debt Amount” above.”

(b)        Supplemented Definitions.  The following definitions appearing in Article 1 of the Original LLC Agreement, as previously amended and supplemented by the Amendments, are hereby further supplemented as follows as of the Amendment No. 10 Effective Date:

(i)       Effective Date.  With respect to each New Member and the Boyer Additional Subsequent Properties, “Effective Date” shall mean the Amendment No. 10 Effective Date, which the parties hereto acknowledge and agree is the date on which the transactions contemplated by the 2012 Contribution Agreement are being consummated with respect to the Boyer Additional Subsequent Properties.

(ii)      Real Properties.  “Real Properties” shall include the Boyer Additional Subsequent Properties.  The Real Properties as of the Amendment No. 10 Effective Date are listed on Schedule 2(a) attached hereto.

(iii)     Specified Exchange Date. “Specified Exchange Date” means, with respect to any Seventh Traunch Non-Managing Member Units, (A) the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after receipt by the Managing Member of a Notice of Exchange with respect to any such Seventh Traunch Non-Managing Member Units or such earlier date after receipt by the Managing Member of a Notice of Exchange as may be agreed by the Managing Member and the Non-Managing Member; provided, however, that, notwithstanding any other provisions set forth herein, in no event shall the Specified Exchange Date with respect to any Seventh Traunch Non-Managing Member Units occur prior to the first anniversary of the Amendment No. 10 Effective Date; and provided, further, that the Specified Exchange Date with respect to any Seventh Traunch Non-Managing Member Units as well as the closing of an Exchange on any Specified Exchange Date with respect to any such Seventh Traunch Non-Managing Member Units, may be deferred in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended), and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 of the Original LLC Agreement, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing Members of a Call Notice with respect to any Seventh Traunch Non-Managing Member Units.

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(iv)     Tax Protection Period. Notwithstanding anything to the contrary in the LLC Agreement, as hereby amended, the “Tax Protection Period” with respect to each of the Real Properties shall expire on the earlier of (1) the date set forth opposite such Real Property on Schedule 2(a) attached hereto, or (2) the date on which the Subsequent Threshold Test has been satisfied; provided, however, that the provisions of Section 7.3.E of the Original LLC Agreement have no application with respect to payments of any Additional Consideration Amount under the 2012 Contribution Agreement.

(v)      Transferred Properties.  The “Transferred Properties” shall include the Boyer Additional Subsequent Properties.

(c)        New Definitions.  The following definitions shall be added to and deemed part of Article 1 of the Original LLC Agreement, as previously amended by the applicable Amendments, as of the Amendment No. 10 Effective Date:

(i)       “Seventh Exchange Date” means, with respect to any Seventh Traunch Non-Managing Member Units, that date which is one (1) year after the Amendment No. 10 Effective Date or, if such day is not a Business Day, the next following Business Day.

(ii)      “Seventh Traunch Non-Managing Member Units” has the meaning set forth in Section 8.6.A hereof.

(d)                             Exchange Rights.

(i)       The first sentence of Section 8.6.A of the Original LLC Agreement, as previously amended and restated by Amendment No. 9, is hereby further amended and restated to read in its entirety as follows:

“On or after (i) the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the ‘First Traunch Non-Managing Member Units’), (ii) the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company at any time after the Initial Closing Date, but which do not constitute Third Traunch Non-Managing Member Units, Fourth Traunch Non-Managing Member Units, Fifth Traunch Non-Managing Member Units, Sixth Traunch Non-Managing Member Units or Seventh Traunch Non-Managing Member Units (the ‘Second Traunch Non-Managing Member Units’), (iii) the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the

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Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad IV Contribution Agreement and the Myriad IV Property (the ‘Third Traunch Non-Managing Member Units’), (iv) the Fourth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the Myriad V/Lakeview Contribution Agreement, the Myriad V Property and the Lakeview Property (the ‘Fourth Traunch Non-Managing Member Units’), (v) the Fifth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Initial Properties (the ‘Fifth Traunch Non-Managing Member Units’), (vi) the Sixth Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Subsequent Properties (the ‘Sixth Traunch Non-Managing Member Units’), and (vii) the Seventh Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the applicable Effective Date in connection with the 2012 Contribution Agreement and the Boyer Additional Subsequent Properties (the ‘Seventh Traunch Non-Managing Member Units’) (all such Non-Managing Member Units being hereafter called ‘Tendered Units’) in exchange (an ‘Exchange’) for, at the election of and in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date.”

(ii)      The parties hereto hereby acknowledge and agree that the second sentence of Section 8.6.A of the Original LLC Agreement (i.e., relating to the acquisition of Membership Interests by a third party lender) shall have no application to the Third Traunch Non-Managing Member Units, the Fourth Traunch Non-Managing Member Units, the Fifth Traunch Non-Managing Member Units, the Sixth Traunch Non-Managing Member Units or the Seventh Traunch Non-Managing Member Units.

(iii)     The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary in the LLC Agreement or the Property Contribution Agreements, (A) the terms and conditions of that certain Registration Rights Agreement dated as of August 17, 2001, by and among the Managing Member and certain other Persons named therein and that certain Registration Rights Agreement dated as of July 26, 2010, by and among the Managing Member and certain other Persons named therein, shall have no application to any REIT Shares issued or issuable to any Non-Managing Member upon consummation of an Exchange by any Non-Managing Member pursuant to Section 8.6 of the Original LLC

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Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Seventh Traunch Non-Managing Member Units, and (B) the rights of each Non-Managing Member to require the Managing Member to file a registration statement (or include in any other registration statement) with the SEC with respect to, or otherwise register or effectuate the registration under the Securities Act of, any REIT Shares issued or issuable to such Non-Managing Member upon consummation of an Exchange by such Non-Managing Member pursuant to Section 8.6 of the Original LLC Agreement, as previously amended by the Amendments and as further amended hereby, of all or any portion of the Seventh Traunch Non-Managing Member Units shall be governed solely by the terms of the 2012 Registration Rights Agreement.

3.   Condition to Effectiveness.  Pursuant to (i) Section 4 of that certain Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Wells Fargo”), Gardner Property Holdings, L.C., a Utah limited liability company, the Company and the Managing Member, as amended, and (ii) Section 4 of that certain Acknowledgment and Consent dated as of September [__], 2012 by and among Zions First National Bank, a national banking association (“Zions”), Eighth and Main LLC, an Idaho limited liability company, Gardner Property Holdings, L.C., a Utah limited liability company, the Company and the Managing Member, the effectiveness of this Amendment is conditioned upon the approval of this Amendment by Wells Fargo and Zions, which approvals are being obtained concurrently herewith in the form of Exhibit A-1 and Exhibit A-2  attached hereto.

4.   Effect of Amendment.  Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.

5.   Conflicting Terms.  Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

6.   Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MANAGING MEMBER:	HCP, INC., a Maryland corporation

	By:	/s/ Thomas M. Klaritch
	Name:	Thomas M. Klaritch
	Title:	Executive Vice President

COMPANY:	HCPI/UTAH II, LLC, a Delaware limited liability company

	By:	HCP, Inc., a Maryland corporation, its
Managing Member

		By:	/s/ Thomas M. Klaritch
		Name:	Thomas M. Klaritch
		Title:	Executive Vice President

TEGRA JORDAN VALLEY II (New Member):	TEGRA SOUTHWEST VALLEY MEDICAL, L.C., a Utah limited liability company

	By:	THE BOYER COMPANY, L.C., a Utah limited
liability company, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Manager

TEGRA INDEPENDENCE MEDICAL (New Member):	TEGRA INDEPENDENCE MEDICAL SURGICAL, L.C., a Utah limited liability company

	By:	TEGRA INDEPENDENCE MANAGER, INC.,
a Utah corporation, its Manager

		By:	/s/ Devon M. Glenn
		Name:	Devon M. Glenn
		Title:	Vice President

Exhibit A-1

FORM OF WELLS FARGO APPROVAL

___________, 2012

VIA FACSIMILE

Wells Fargo Bank, National Association

299 S. Main Street, 6th Floor

Salt Lake City, Utah 84111

Attention: Michael T. Dulgarian

Facsimile: 801-246-1540

Loan No. 1003057

Re:                         Acknowledgment and Consent dated as of October 29, 2010 by and among Wells Fargo National Association, a national banking association (“Lender”), Gardner Property Holdings, L.C., a Utah limited liability company (“Borrower”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”), and HCP, Inc., a Maryland corporation (“HCP”), as amended (the “Acknowledgment and Consent”)

Dear Mr. Dulgarian:

Borrower, the Down REIT Sub and HCP are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution to the Down REIT Sub of additional real property and related interests by certain entities affiliated with The Boyer Company, L.C. (the “New Transferors”), the current members of Down REIT Sub and the New Transferors propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof), that certain Line of Credit Agreement, dated as of October 29, 2010 (as amended, the “Loan Agreement”) (including, without limitation, Section 5.12 thereof).  In addition, Borrower, Down REIT Sub and HCP request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents (as defined in the Loan Agreement) with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and “LLC Agreements” in the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents shall be deemed modified to include the Amendment.

Exhibit A-1-1

In accordance with Section 4 of the Acknowledgment and Consent, if Lender does not respond to this notice within ten (10) business days following Lender’s receipt of this notice, Lender’s approval of the Amendment shall be deemed to have been given.

Sincerely,

Gardner Property Holdings, L.C., a Utah limited liability company

By:
Name: Kem C. Gardner
Title: Manager

Wells Fargo Bank, National Association

a national banking association

By:
Name:
Title:

Exhibit A-1-2

Exhibit A-2

FORM OF ZIONS APPROVAL

___________, 2012

VIA FACSIMILE

Zions First National Bank

Real Estate Banking Group

One South Main Street, Suite 470

Attention: Jeffrey A. Holt

Loan No. [____________]

Re:                         Acknowledgment and Consent dated as of September [__], 2012 by and among Zions First National Bank, a national banking association (“Lender”), Eighth and Main LLC, an Idaho limited liability company (“Borrower”), Gardner Property Holdings, L.C., a Utah limited liability company (“Pledgor”), HCPI/Utah II, LLC, a Delaware limited liability company (the “Down REIT Sub”), and HCP, Inc., a Maryland corporation (“HCP”) (the “Acknowledgment and Consent”)

Dear Mr. Holt:

Pledgor, the Down REIT Sub and HCP are parties to that certain Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC, dated as of August 17, 2001, as amended (the “LLC Agreement”).  In connection with the proposed contribution to the Down REIT Sub of additional real property and related interests by certain entities affiliated with The Boyer Company, L.C. (the “New Transferors”), the current members of Down REIT Sub and the New Transferors propose to amend the LLC Agreement as set forth in Exhibit A attached hereto and incorporated herein by this reference (the “Amendment”).

This constitutes notice of the Amendment for purposes of the Acknowledgment and Consent (including, without limitation, Section 4 thereof), that certain [Line of Credit Agreement, dated as of September [__], 2012 (the “Loan Agreement”) (including, without limitation, Section [__] thereof).  In addition, Borrower, Pledgor, Down REIT Sub and HCP request that Lender acknowledge the receipt of this notice and consent to the Amendment by countersigning this letter in the space provided below.  By so countersigning, Lender also acknowledges that this letter satisfies the notice and consent requirements of the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents (as defined in the Loan Agreement) with respect to the Amendment and that upon execution of the Amendment, the definition of “LLC Agreement” and “LLC Agreements” in the Acknowledgment and Consent, the Loan Agreement and each of the other Loan Documents shall be deemed modified to include the Amendment.

Exhibit A-2-1

In accordance with Section 4 of the Acknowledgment and Consent, if Lender does not respond to this notice within ten (10) business days following Lender’s receipt of this notice, Lender’s approval of the Amendment shall be deemed to have been given.

Sincerely,

Gardner Property Holdings, L.C., a Utah limited liability company

By:
Name: Kem C. Gardner
Title: Manager

Zions First National Bank

a national banking association

By:
Name:
Title:

Exhibit A-2-2

SCHEDULE 2(a)

LIST OF REAL PROPERTIES AND TAX PROTECTION PERIOD

EXPIRATION DATES

Real Property	Tax Protection Period Expiration Date
Wesley 850 North Hillside, Wichita, Kansas	August 17, 2005
Lansing 712 First Terrace, Lansing, Kansas	August 17, 2005
Evanston MOB 190 Arrowhead Drive, Evanston, Wyoming	August 17, 2005
Caldwell West Valley Medical Center, Caldwell, Idaho	August 17, 2005
Old Mill II 6360 South 3000 East, Salt Lake City, Utah	August 17, 2011
Stansbury 220 Millpond, Stansbury, Utah	August 17, 2011
Rancho Vistoso 13101 North Oracle Road, Oro Valley, Arizona	August 17, 2011
HCA Supply Lot 51 (Sportsplex Drive), Kaysville, Utah	August 17, 2011
Tatum Dental 26232 North Tatum Blvd., Phoenix, Arizona	August 17, 2011
Denver I 9191 Grant Street, Thornton, Colorado	August 17, 2011
Denver II 9191 Grant Street, Thornton, Colorado	August 17, 2011
Northwest II Medical Drive & LaCholla Blvd., Tucson, Arizona	August 17, 2011
ARUPI 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP II 546 S. Chipeta Way, Salt Lake City, Utah	August 17, 2016
ARUP III 546 S. Chipeta Way, Salt Lake City, Utah	August 17,2016
Myriad I 350 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad II 320 Wakara Way, Salt Lake City, Utah	August 17,2016
Myriad III 320 Wakara Way, Salt Lake City, Utah	August 17, 2016
Myriad IV 320 Wakara Way, Salt Lake City, Utah	Not applicable- there is no tax protection period with respect to the Myriad IV Real Property.

Schedule 2(a)-1

Real Property	Tax Protection Period Expiration Date
Myriad V 305 Chipeta Way, Salt Lake City, Utah	August 17, 2020
Lakeview 620 East Medical Drive, Bountiful, Utah	August 17, 2020
Jordan Valley 3584 West 9000 South, West Jordan, Utah	January 1, 2025
Mesquite 1301 Bertha Howe Avenue, Mesquite, Nevada	January 1, 2025
Life Center 9844 South 1300 East, Sandy, Utah	January 1, 2025
K.C. Imaging 11011 Haskell, Kansas City, Kansas	January 1, 2025
East Mesa 10238 East Hampton Avenue, Mesa, Arizona	January 1, 2025
SL Regional 82 South 1100 East, Salt Lake City, Utah	January 1, 2025
Evanston 196 Arrowhead, Evanston, Wyoming	January 1, 2025
Davis Medical 2132 North 1700 West, Layton, Utah	January 1, 2025
Lone Peak 74 East Kimball’s Lane, Draper, Utah	January 1, 2025
Jordan Valley II 3590 West 9000 South, West Jordan, Utah	January 1, 2025
Centerpoint 19550 E. 39th Street, Independence, Missouri	January 1, 2033

Schedule 2(a)-2